As filed with the Securities and Exchange Commission on May 23, 2014
Securities Act File No. [  ]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

HIMCO Variable Insurance Trust

(Exact Name of Registrant as Specified in Charter)

One Hartford Plaza

Hartford, Connecticut 06155
(Address of Principal Executive Offices) (Zip Code)

(860) 297-6700
(Registrant’s Area Code and Telephone Number)

Brenda J. Page

Hartford Investment Management Company
One Hartford Plaza

Hartford, Connecticut 06155

(Name and Address of Agent for Service)

With copies to:

John V. O’Hanlon, Esq.

Dechert LLP

One International Place, 40th Floor
100 Oliver Street
Boston, Massachusetts 02110-2605

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

Title of Securities Being Registered:
Class IA and Class IB Shares of HIMCO VIT Index Fund, a series of HIMCO Variable Insurance Trust.  No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter be effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

HARTFORD SERIES FUND, INC.,

ON BEHALF OF

HARTFORD INDEX HLS FUND

[July 31], 2014

Dear Hartford Index HLS Fund Participant:

You are cordially invited to attend a Special Meeting (the “Meeting”) of Hartford Series Fund, Inc.  The Meeting will take place on September 15, 2014 at [        ] Eastern Time at the offices of Hartford Funds Management Company, LLC, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

At the Meeting, shareholders of Hartford Index HLS Fund (the “Index Fund”) will be asked to vote on the matters listed in the attached Notice of Special Meeting of Shareholders.  As explained in the enclosed Proxy Statement/Prospectus, the purpose of the Meeting is (i) to vote on a proposed Plan of Reorganization (the “Reorganization Plan”) pursuant to which the Index Fund will be reorganized into a series (the “New Index Fund”) of HIMCO Variable Insurance Trust, a newly-organized open-end management investment company; and (ii) to transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

We request that you complete the enclosed voting instruction card or proxy card for the upcoming Meeting.  The Board of Directors of Hartford Series Fund, Inc. has reviewed and approved the proposals and recommends that you vote FOR the proposal(s).  The Proxy Statement/Prospectus provides more information on the Reorganization Plan.  Please read it carefully and return your completed voting instruction card or proxy card in the enclosed, addressed, postage-paid envelope; or take advantage of the telephonic or internet voting procedures described in the Proxy Statement/Prospectus.  YOUR VOTE IS IMPORTANT.  If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative of The Hartford Financial Services Group, Inc. reminding you to vote your shares.

Sincerely,

James E. Davey

PRESIDENT AND CHIEF EXECUTIVE OFFICER

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the “Meeting”) of Hartford Series Fund, Inc. will take place on September 15, 2014 at [    ] Eastern Time at the offices of Hartford Funds Management Company, LLC, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087 for the following purposes:

1.                                      To approve a Plan of Reorganization  (the “Reorganization Plan”) providing for the acquisition of all of the assets and liabilities of Hartford Index HLS Fund (the “Index Fund”) by HIMCO VIT Index Fund (the “New Index Fund”), a series of HIMCO Variable Insurance Trust, solely in exchange for shares of the Index Fund, followed by the distribution on a pro rata basis of the New Index Fund’s shares to current shareholders of the Index Fund and the complete liquidation of the Index Fund; and

2.                                      To transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

The Board of Directors of Hartford Series Fund, Inc. recommends that you vote FOR the proposal listed in this Notice.  Shareholders of record of the Index Fund on June 24, 2014 (the “Record Date”) are entitled to notice of and to vote at the Meeting.

The Index Fund issues and sells its shares to variable annuity and variable life insurance separate accounts of Hartford Life and its affiliates and one or more unaffiliated insurance companies (the “Accounts”).  The Index Fund also issues and sells its shares to certain qualified employee benefit plans (the “Plans”). The Accounts hold shares of the Index Fund, and although Hartford Life, its affiliates and the insurance companies are the owners of the assets held in the Accounts, the underlying owners of the variable contracts (“Contract Owners”) may be indirect participants in the Index Fund.  Similarly, Plan participants may be indirect participants in the Index Fund.  Shares held by the Accounts are generally voted in accordance with instructions received from those Contract Owners (or annuitants or beneficiaries thereunder) having a voting interest in that Account, and Plan trustees generally vote shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.  As such, in addition to the shareholders of the Index Fund, this Notice is being delivered to those Contracts Owners and Plan participants so that they may instruct the insurance companies or Plans, as applicable, how to vote the shares of the Index Fund that underlie their contracts.

Please read the enclosed Proxy Statement/Prospectus carefully for information concerning the proposal to be placed before the Meeting or any adjournments or postponements thereof.  Additional matters would include only matters that were not anticipated as of the date of the enclosed Proxy Statement.

YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD OR PROXY CARD AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT, IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE.  AN ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED.

By Order of the Board of Directors,

Edward P. Macdonald
Secretary

[July 31], 2014

COMBINED PROXY STATEMENT/PROSPECTUS

[          ], 2014

PROXY STATEMENT FOR:

HARTFORD INDEX HLS FUND

(a series of Hartford Series Fund, Inc.)

5 Radnor Corporate Center, Suite 300

100 Matsonford Road, Radnor, Pennsylvania 19087

(610) 386-4068

PROSPECTUS FOR:

HIMCO VIT INDEX FUND

(a series of HIMCO Variable Insurance Trust)

One Hartford Plaza

Hartford, Connecticut 06115

(860) 297-6700

This Proxy Statement/Prospectus sets forth information about the HIMCO VIT Index Fund that an investor needs to know before investing. Please read this Proxy Statement/Prospectus carefully before investing and keep it for future reference.

The date of this Proxy Statement/Prospectus, and the date of the accompanying Statement of Additional Information, is [          ], 2014.

This Proxy/Statement Prospectus describes the proposed reorganization of Hartford Index HLS Fund into HIMCO VIT Index Fund. Both funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The investment objective of both funds is to seek to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.

THE SECURITIES AND EXCHANGE COMMISSION AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Additional Information is Available. This Proxy Statement/Prospectus provides the information about the Index Fund that Shareholders should know when evaluating the Reorganization. We suggest that you keep this Proxy Statement/Prospectus for your records and future reference.  The Index Fund’s current prospectus, statement of additional information and any applicable supplements, as well as the Index Fund’s most recent annual report to shareholders, are on file with the SEC (http://www.sec.gov), are available at no charge by calling 1-800-862-6668 and are available on the Index Fund’s website (www.hartfordfunds.com/hlsprospectus).  The Index Fund’s prospectus and statement of additional information, each dated May 1, 2014, and any supplements thereto, as well as the Index Fund’s most recent annual report to shareholders, are incorporated by reference into this Proxy Statement/Prospectus.  A statement of additional information for this Proxy Statement/Prospectus, dated [          ], 2014, which contains additional information about the New Index Fund, is on file with the SEC (http://www.sec.gov) and is available at no charge by calling 1-800-862-6668.

QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT/PROSPECTUS

General Information About the Reorganization

Q. 1.                       Why am I receiving this Proxy Statement/Prospectus?

A. 1.                       This combined proxy statement/prospectus, dated [          ], 2014 (the “Proxy Statement/Prospectus”), is being furnished to shareholders of Hartford Index HLS Fund (the “Index Fund”) in connection with the solicitation by, and on behalf of, the Board of Directors of Hartford Series Fund, Inc. (the “Board”) of proxies to be used at the Special Meeting of Shareholders to be held at the offices of Hartford Funds Management Company, LLC, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania, on September 15, 2014, at [    ] (Eastern time). Such meeting and any postponement or adjournment thereof is referred to as the “Meeting.” This Proxy Statement/Prospectus is being mailed to shareholders of the Index Fund on or about [July 31], 2014.

The purpose of this Proxy Statement/Prospectus is to obtain shareholder approval to reorganize the Index Fund into HIMCO VIT Index Fund (the “New Index Fund”), a series of HIMCO Variable Insurance Trust (the “Trust”), a newly-organized open-end management investment company.  This Proxy Statement/Prospectus contains information you should know before voting on the proposed Reorganization Plan between the Index Fund and the New Index Fund, pursuant to which the Index Fund would (i) transfer all of its assets and liabilities in exchange for shares of the New Index Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Index Fund; and (ii) distribute such shares on a pro rata basis to the shareholders of the Index Fund and liquidate and dissolve the Index Fund (the “Reorganization”). A copy of the Plan is attached to this Proxy Statement/Prospectus as Appendix A. Shareholders should read this entire Proxy Statement/Prospectus, including the appendix, carefully.

Q. 2.                       Why did the Board recommend the Reorganization?

A. 2.                       In recommending the Reorganization, the Board considered, among other things, the potential impact of the Reorganization on the Index Fund’s shareholders and a variety of related factors, including, among others, (1) that the Index Fund and the New Index Fund share the same investment objectives, policies and restrictions; (2) the fact that the management fee schedule of the New Index Fund is the same as the management fee schedule of the Index Fund; (3) the fact that shareholders will not experience any increase in expenses through at least April 30, 2016; (4) the terms and conditions of the Reorganization Agreement, including provisions intended to avoid any dilution of shareholder interests; (5) the costs to the Index Fund of the Reorganization; (6) the fact that the Reorganization is intended to qualify as a tax-free reorganization under federal tax laws; and (7) possible alternatives to the Reorganization.

After careful consideration, the Board determined that the Reorganization is in the best interests of the shareholders and that the interests of existing shareholders of the Index Fund will not be diluted as a result of the Reorganization.

Q. 3.                       How does the New Index Fund differ from the Index Fund?

A. 3.                       Whereas the Index Fund is a series of Hartford Series Fund, Inc., a Maryland corporation, the New Index Fund is a series of the Trust, a Delaware statutory trust. The members of the New Index Fund’s Board of Trustees differ from the members of the Index Fund’s Board of Directors, and the New Index Fund also has a different investment adviser. However, the investment adviser for the New Index Fund is Hartford Investment Management Company, which currently serves as sub-adviser to the Index Fund, and there will be no change in the personnel providing portfolio management services.  Both the Index Fund and the New Index Fund are registered as open-end management investment companies, and there will be no difference in the fees borne by shareholders of the New Index Fund from those currently borne by shareholders of the Index Fund.

Q. 4.                       Will the New Index Fund have the same service providers?

A. 4.                       No. In addition to the change in investment adviser described above, the New Index Fund will have different service providers, including a different custodian, a different underwriter, a different auditor, and a different entity providing administrative, transfer agency and fund accounting services.  Please see the Proxy Statement/Prospectus for more information.

Q. 5.                       How does the Board suggest that I vote?

A. 5.                       After careful consideration, the Board recommends that you vote in favor of the Reorganization.

Q. 6.                       Who is eligible to vote?

A. 6.                       Shareholders of record of the Index Fund on the Record Date are receiving this Proxy Statement/Prospectus and are eligible to vote on the Reorganization.

Q. 7.                       When should I vote?

A. 7.                       Please vote as soon as possible. You may submit your vote at any time before the date of the shareholder meeting. Representatives of The Hartford Financial Services Group, Inc. (“The Hartford”) may be contacting you to urge you to vote on this important matter.

Q. 8.                       Where can I obtain additional information about this Proxy Statement/Prospectus?

A. 8.                       For information about voting, please call toll free [                    ]. To obtain additional information about the Proxy Statement/Prospectus or to view a copy of the Proxy Statement/Prospectus, please go to [                    ].

Q. 9.                       Who would bear the costs of the Reorganization?

A. 9.                       The costs relating to the Reorganization will be borne solely by Hartford Funds Management Company, LLC, the investment adviser to the Index Fund, or its affiliates. No such costs shall be borne by the Index Fund or the New Index Fund, except for any brokerage fees and brokerage-related expenses that may be incurred in connection with the Reorganization.

Q. 10.                When would the Reorganization occur?

A. 10.               If approved at the Meeting, the Reorganization is scheduled to occur on or about [          ], 2014, but may occur on such earlier or later date as the parties agree in writing (the “Closing Date”).

Q. 11.                How would the Reorganization affect me as a shareholder?

A. 11.                Upon the Closing Date, shareholders of the Index Fund would become shareholders of the New Index Fund. Specifically, shareholders of Class IA and IB shares, respectively, of the Index Fund would receive shares of the corresponding class of the New Index Fund that are equal in value to their shares in the Index Fund as of the Closing Date.

Q. 12.                What happens if the Reorganization is not approved?

A. 12.                If the required approval of shareholders is not obtained, the Meeting may be adjourned to a later date to permit further solicitation of proxies, as more fully described in this Proxy Statement/Prospectus. If the Reorganization is not approved, you will remain a shareholder of the Index Fund and the Board will take such actions as it deems necessary or appropriate in the best interests of the Index Fund’s shareholders based on the facts and circumstances.

Q. 13.                If the Reorganization is approved, can I exchange or redeem my shares before the Reorganization takes place?

A. 13.                Please refer to your variable contract prospectus (or other disclosure document) or plan documents for more information on exchange rights and redemption procedures.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED BY REFERENCE. IF ANY PERSON PROVIDES ANY OTHER REPRESENTATION OR INFORMATION, YOU SHOULD NOT RELY ON THOSE OTHER REPRESENTATIONS OR INFORMATION.

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HARTFORD INDEX HLS FUND

AND

HIMCO VIT INDEX FUND

SUMMARY OF THE REORGANIZATION

The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated by reference herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of the proposed Plan of Reorganization (the “Reorganization Plan”) attached as Appendix A, because it contains details that are not in the summary.

If the Reorganization is approved, Hartford Index HLS Fund (the “Index Fund”) will be reorganized into HIMCO VIT Index Fund (the “New Index Fund,” and together with the Index Fund, the “Funds”), a newly organized series of HIMCO Variable Insurance Trust (the “Trust”) that will commence operations upon consummation of the Reorganization.

The Reorganization

At a meeting held on May 6, 2014, the Board of Directors (the “Board of Directors”) of Hartford Series Fund, Inc. (the “Company”) reviewed a proposal from Index Fund’s investment adviser, Hartford Funds Management Company, LLC, regarding the reorganization of the Index Fund into the New Index Fund, a series of the Trust, which is a separate entity managed by Hartford Investment Management Company (“Hartford Investment Management”).  For the reasons set forth herein, the Board of Directors approved the Reorganization Plan. Pending shareholder approval, the Reorganization will occur on or about [                ] (the “Closing Date”), at which time shareholders in the Index Fund will receive shares of the New Index Fund of the same class and of equal value as of the Closing Date.

The Reorganization Plan provides for:

•                              the transfer of all of the assets of the Index Fund to the New Index Fund in exchange for shares of the New Index Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Index Fund on the valuation date for the Reorganization;

•                              the assumption by the New Index Fund of all of the liabilities of the Index Fund; and

•                              the distribution of shares of the New Index Fund to the shareholders of the Index Fund on a pro rata basis in complete liquidation of the Index Fund.

If approved, the Reorganization is expected to be completed on the Closing Date at [        ] Eastern Time based on the net asset value of the Index Fund’s shares as of the close of business on the New York Stock Exchange on [            ], 2014 (the “Valuation Date”).

Effects of the Reorganization on Shareholders

The Reorganization Agreement approved by the Board of Directors provides for the reorganization of the Index Fund with and into the New Index Fund in exchange for Class IA and IB shares issued by the New Index Fund. The net asset value of the Class IA and IB shares, respectively, issued by the New Index Fund in connection with the Reorganization will be equal at the time of the Reorganization to the net asset

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value of the Class IA and IB shares, respectively, of the Index Fund acquired by the New Index Fund. As a result of the Reorganization, each shareholder of the Index Fund will cease to be a shareholder of that fund and will instead become a shareholder of the New Index Fund and will own that number of Class IA and IB shares of the Index Fund that have an aggregate net asset value at the time of the Reorganization equal to the aggregate net asset value of the Class IA and IB shares, respectively, of the Index Fund that were held by that shareholder at the Valuation Date.

Tax Consequences

The Index Fund and the New Index Fund anticipate receiving a tax opinion from Dechert LLP to the effect that, based on certain facts, assumptions and representations, the Reorganization will be a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Consequently, in general, no gain or loss will be recognized for federal income tax purposes by the Index Fund or its shareholders as a result of the Reorganization. Additional information about the federal income tax consequences of the Reorganization is included under “Information About the Reorganization — Tax Considerations.”

Comparison of the Index Fund and the New Index Fund

The investment objectives and principal investment strategies of the Index Fund and the New Index Fund are identical, and are discussed in greater detail under the “Information Regarding HIMCO VIT Index Fund’s Investment Objective, Strategies and Principal Risks” section of this Proxy Statement/Prospectus. The fundamental investment restrictions of the Index Fund and the New Index Fund are also identical.

The Index Fund sells, and the New Index Fund will sell, their shares at net asset value directly to variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates (collectively “Hartford Life”) and one or more unaffiliated insurance companies (each, an “Insurance Company” and collectively, the “Insurance Companies”), and to certain qualified employee benefit plans.  Investors may invest indirectly in the Index Fund or the New Index Fund through the purchase of a variable annuity or variable life insurance contract issued by a separate account or directly through a qualified employee benefit plan.  Any minimum or subsequent investment requirements, exchange rights, and redemption procedures are governed by the applicable separate account or plan through which an investor invests.

The principal risks of investing in the New Index Fund, which are the same as the principal risks of investing in the Index Fund, are described below.

Market Risk – Market risk is the risk that one or more markets in which the New Index Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Index Strategy Risk – The New Index Fund is not actively managed, but instead is designed to match its index.  Therefore, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund’s portfolio.  The New Index Fund will remain invested in stocks even when stock prices are generally falling.

Tracking Error Risk  – The New Index Fund’s performance may not match or correlate to that of its reference index, either on a daily or aggregate basis. Factors such as cash flows, New Index Fund expenses, imperfect correlation between the New Index Fund’s portfolio and the component securities of the index, rounding of share prices, asset valuation, timing variances, changes to the composition of the

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Index and regulatory requirements may cause the New Index Fund’s performance to diverge from the performance of the index. Tracking error risk may cause the New Index Fund’s performance to be less than expected.

FEES AND EXPENSES

The tables below show the fees and expenses that you would pay if you were to buy and hold shares of the Funds. The expenses in the tables appearing below for the Index Fund are based on the expenses of the Index Fund for the twelve-month period ended December 31, 2013, as disclosed in the Index Fund’s current prospectus. The New Index Fund is a newly-organized fund that will commence operations upon consummation of the Reorganization and has no performance history. Pro forma fees and expenses show estimated fees and expenses of the New Index Fund after giving effect to the proposed Reorganization as of [            ], 2014.  Pro forma numbers are estimated in good faith and are hypothetical.

Please note that fees and expenses in this table and the examples below do not include fees and expenses that will be applied at the variable annuity or variable life insurance contract level or by a qualified employee benefit plan and would be higher if such fees and expenses were included.  You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.  More information is available from your financial professional and in the “Purchase and Redemption of Shares” section of the Funds’ statements of additional information.

Class IA

	HARTFORD INDEX HLS FUND		HIMCO VIT INDEX FUND PRO FORMA(1)(2)
Shareholder Fees (fee paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	Not applicable		Not applicable
Maximum deferred sales charge (load)	Not applicable		Not applicable
Exchange fees	None		None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.30	%(3)	0.30	%(3)
Distribution and service (12b-1 fees)	None		None
Other expenses	0.03%		0.05%
Total annual fund operating expenses	0.33%		0.33%
Fee waiver and/or expense reimbursement	None		0.02	%(4)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.33%		0.33	%(4)

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Class IB

	HARTFORD INDEX HLS FUND		HIMCO VIT INDEX FUND PRO FORMA(1)(2)
Shareholder Fees (fee paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	Not applicable		Not applicable
Maximum deferred sales charge (load)	Not applicable		Not applicable
Exchange fees	None		None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.30	%(3)	0.30	%(3)
Distribution and service (12b-1 fees)	0.25%		0.25%
Other expenses	0.03%		0.05%
Total annual fund operating expenses	0.58%		0.60%
Fee waiver and/or expense reimbursement	None		0.02	%(4)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.58%		0.58	%(4)

(1)       Reflects pro forma amounts following the Reorganization.

(2)                     Fees and expenses for HIMCO VIT Index Fund are estimated for the current fiscal year.

(3)                     The management fees reflect the percentage charged to the Fund based on the management fee rate schedule set forth in the Management and Performance section of the prospectus and the aggregate net assets of the Fund as a whole.

(4)                     Hartford Investment Management has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses of HIMCO VIT Index Fund as follows: 0.33% (Class IA) and 0.58% (Class IB). This contractual arrangement will remain in effect until April 30, 2016.

Example

The examples below are intended to help you compare the cost of investing in the Index Fund, and the New Index Fund (after the Reorganization) on a pro forma basis.  The examples assume that:

•                 Your investment has a 5% return each year

•                  The Funds’ operating expenses remain the same

•                  You reinvest all dividends and distributions

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

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Class IA

	Year 1	Year 3	Year 5	Year 10
HARTFORD INDEX HLS FUND	$34	$106	$185	$418
HIMCO VIT INDEX FUND PRO FORMA (1)	$34	$109	$193	$441

Class IB

	Year 1	Year 3	Year 5	Year 10
HARTFORD INDEX HLS FUND	$59	$186	$324	$726
HIMCO VIT INDEX FUND PRO FORMA (1)	$59	$188	$331	$748

(1) Reflects pro forma amounts following the Reorganization.

Portfolio Turnover

The Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the portfolio turnover rate for the Index Fund was 3% of the average value of its portfolio.  Because the New Index Fund has not yet commenced operations as of the date of this Proxy Statement/Prospectus, there is no portfolio turnover information quoted for the New Index Fund. The portfolio turnover rate for the New Index Fund is not expected to be substantially different from the portfolio turnover rate for the Index Fund because the New Index Fund will pursue the same investment strategy and there will be no change in the personnel providing portfolio management services.

REASONS FOR THE REORGANIZATION

Board Considerations and Benefits of the Reorganization

The Reorganization was presented to the Board of Directors for consideration and approval at a meeting held on May 6, 2014.  The Board of Directors was informed that the Reorganization is being proposed as part of an initiative by The Hartford Financial Services Group, Inc. (“The Hartford”) to separate its “variable product-focused” business from its “retail-focused” business.  The Trust is tied more closely to The Hartford’s variable product line than is the Company, which should allow for greater current and future distribution opportunities for the different series of the Trust, including the New Index Fund.  This, in turn, should provide greater opportunity to improve net flows, which may allow the New Index Fund to reach economies of scale more quickly than the Index Fund, and may over time result in a reduction in the impact of fixed costs to shareholders of the New Index Fund.

For the reasons discussed below, the Directors, including all of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Directors”) of the Company, determined that the Reorganization was in the best interests of the Index

5

Fund and its shareholders and that the interests of existing shareholders of the Index Fund will not be diluted as a result of the Reorganization.

The Board of Directors considered a number of factors, including the following:

•                              The New Index Fund and the Index Fund have the same investment objective, investment strategy and limitations.

•                              Hartford Investment Management currently serves as sub-adviser to the Index Fund.  Hartford Investment Management will serve as the investment manager to the New Index Fund.  Accordingly, there will be no change to the individuals providing day-to-day management of the New Index Fund’s portfolio as a result of the Reorganization.

•                              The New Index Fund will have the same contractual management fee schedule as the Index Fund.  In addition, expenses paid by shareholders of the New Index Fund will be capped through April 30, 2016 to match the Index Fund’s 2013 total annual fund operating expenses.

•                              The share class structure of the New Index Fund is identical to that of the Index Fund.

•                              The share purchase and redemption provisions for the New Index Fund and the Index Fund are the same.  For additional information on purchase and redemption provisions, see “More Information Regarding HIMCO VIT Index Fund.”

•                              Shareholders of the New Index Fund will receive the same level of services provided pursuant to the New Index Fund’s investment management agreement with Hartford Investment Management as they currently receive pursuant to the Index Fund’s investment management agreement with Hartford Funds Management Company, LLC.

•                              The New Index Fund will assume the performance history of the Index Fund.

•                              The New Index Fund will have different service providers than the Index Fund, and an unaffiliated service provider will provide administrative, transfer agency and fund accounting services.  Due to the expense cap described above, the change in service providers is not expected to impact fund expenses through April 30, 2016.

•                              No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

•                              Hartford Funds Management Company, LLC or its affiliates will bear the costs of the Reorganization except for any brokerage fees and brokerage-related expenses.  Given the nature of the Reorganization, brokerage fees and brokerage-related expenses are not expected to be significant.

•                              The New Index Fund and the Index Fund anticipate that the Reorganization will be considered a tax-free reorganization within the meaning of Section 368(a)(1) of the Code.  As such, shareholders of the Index Fund will not recognize gain or loss as a result of the Reorganization.  Furthermore, there will not be a tax impact on variable contract owners and retirement plan participants.  See “Information About the Reorganization – Tax Considerations.”

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•                              The Reorganization will not dilute the interests of the shareholders of the Funds.

•                              Alternatives, such as the liquidation of the Index Fund, could potentially be less beneficial to shareholders.

AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY APPROVED THE REORGANIZATION PLAN.  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSED REORGANIZATION PLAN.

INFORMATION ABOUT THE REORGANIZATION

The Reorganization Agreement

The Reorganization Agreement provides for the transfer of all of the assets and liabilities of the Index Fund to the New Index Fund solely in exchange for corresponding Class IA or IB shares of the New Index Fund.  The Index Fund will distribute the shares of the New Index Fund received in the exchange to its shareholders on a pro rata basis and then the Index Fund will be liquidated.

After the Reorganization, each shareholder of the Index Fund will own shares in the New Index Fund having an aggregate value equal to the aggregate value of shares of the Index Fund held by that shareholder as of the close of business on the business day preceding the Closing Date.

Generally, the liquidation and distribution will be accomplished by opening accounts on the books of the New Index Fund in the names of the shareholders of the Index Fund and transferring to those shareholders’ accounts the same class of shares representing such shareholders’ interests previously credited to the accounts of the Index Fund.  No sales charges or fees of any kind will be charged to the shareholders of the Index Fund in connection with their receipt of shares of the New Index Fund in the Reorganization.

Until the Closing Date, shareholders of the Index Fund will continue to be able to redeem their shares.

The Reorganization Agreement requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement.  The Reorganization Agreement may be amended or terminated by mutual agreement of the parties or on certain other grounds.  For a complete description of the terms and conditions of the Reorganization, see the Agreement and Plan of Reorganization at Appendix A, which qualifies in its entirety the foregoing summary of the Reorganization Agreement.

Tax Considerations

The Reorganization is expected to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Code.  It is intended that, as a result of the Reorganization:

(1) the Reorganization will constitute a “reorganization” within the meaning of Code Section 368(a);

(2) shareholders will recognize no gain or loss on their receipt of voting shares of the Index Fund solely in exchange for their voting shares of the New Index Fund pursuant to the Reorganization;

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(3) the Index Fund will not recognize gain or loss on the transfer of all of its assets to the New Index Fund solely in exchange for voting shares of the New Index Fund and the assumption by the New Index Fund of the Index Fund’s Liabilities pursuant to the Reorganization, except that the Index Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(4) the Index Fund will not recognize gain or loss on its distribution of the voting shares of the New Index Fund to its shareholders pursuant to the liquidation of the Index Fund;

(5) the New Index Fund will not recognize gain or loss on its acquisition of all of the assets of the Index Fund solely in exchange for voting shares of the New Index Fund and the assumption by the New Index Fund of the Index Fund’s liabilities;

(6) the aggregate tax basis of the voting shares of the New Index Fund received by each of the Index Fund’s shareholders pursuant to the Reorganization will equal the aggregate tax basis of the voting shares of the Index Fund surrendered in exchange therefor;

(7) the holding period of the voting shares of the New Index Fund received by each of the shareholders pursuant to the Reorganization will include the period that the shareholder held the voting shares of the Index Fund exchanged therefor, provided that the shareholder held such shares as a capital asset on the date of the Reorganization;

(8) the New Index Fund’s basis in the assets of the Index Fund received pursuant to the Reorganization will equal the Index Fund’s basis in the assets immediately before the Reorganization; and

(9) the New Index Fund’s holding period in the Index Fund’s assets received pursuant to the Reorganization will include the period during which the Index Fund held the assets (except where investment activities of the New Index Fund have the effect of reducing or eliminating a holding period with respect to an asset).

Shareholders of the Index Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances and, since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

As a condition to the closing, the Funds will request an opinion from law firm Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes.  That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

In addition, as of December 31, 2013, the Index Fund had no capital loss carryovers. Federal income tax law permits a regulated investment company to carry forward its net capital losses for a period of up to eight taxable years. (Net capital losses that arise in a tax year beginning after December 22, 2010 will generally be able to be carried forward without limit.) The Reorganization is not expected to affect the timing or usability of the Index Fund’s capital loss carryforwards. The ability of the New Index Fund to use capital losses to offset gains (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

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Expenses of the Reorganization

Hartford Funds Management Company, LLC or its affiliates will bear all of the expenses relating to the Reorganization, except any brokerage fees and any brokerage-related expenses.  The costs of the Reorganization shall include, but not be limited to preparation of the Proxy Statement/Prospectus, printing and distributing the Proxy Statement/Prospectus, legal fees, accounting fees and securities registration fees.

Accounting Survivor

The New Index Fund will assume the performance and accounting history of the Index Fund in connection with the Reorganization.

CAPITALIZATION

The following table sets forth on an unaudited basis the capitalization of the Index Fund as of April 30, 2014. The New Index Fund is a newly formed fund that will commence operations upon consummation of the Reorganization. Therefore, the New Index Fund had no assets or shares outstanding as of April 30, 2014. The table also sets forth the pro forma combined capitalization of the combined fund as if the Reorganization had occurred on April 30, 2014. If the Reorganization is consummated, the net assets, net asset value per share and shares outstanding on the Closing Date will vary from the information below due to changes in the market value of the portfolio securities of the Index Fund between April 30, 2014 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Index Fund during that period resulting from income and distributions, and changes in the accrued liabilities of the Index Fund during the same period.

	HARTFORD INDEX HLS FUND (APRIL 30, 2014)	HIMCO VIT INDEX FUND (APRIL 30, 2014)	PRO FORMA (APRIL 30, 2014)
Net Assets (in 000s)
Class IA Shares	$749, 230	—	$749, 230
Class IB Shares	$426, 565	—	$426, 565
Total Net Assets	$1,175,795	—	$1,175,795
Net Asset Value Per Share
Class IA Shares	$39.49	—	$39.49
Class IB Shares	$39.26	—	$39.26
Shares Outstanding (in 000s)
Class IA Shares	18,973	—	18,973
Class IB Shares	10.866	—	10.866

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It is impossible to predict how many shares of the New Index Fund will actually be received and distributed by the Index Fund on the Closing Date. The table should not be relied upon to determine the amount of the New Index Fund shares that will actually be received and distributed.

INFORMATION REGARDING HIMCO VIT INDEX FUND’S
INVESTMENT OBJECTIVE, STRATEGIES AND PRINCIPAL RISKS

As indicated previously, the investment objectives, principal investment strategies and principal risks of the Index Fund and the New Index Fund are identical.  Below is a more detailed description of those items.

Investment Objective

The HIMCO VIT Index Fund seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.

Principal Investment Strategy

The HIMCO VIT Index Fund uses the Standard & Poor’s 500 Index (the “Index”) as its standard performance comparison because it represents a significant proportion of the total market value of all common stocks, is well known to investors and, in the opinion of the New Index Fund’s investment manager, Hartford Investment Management, is representative of the performance of publicly-traded common stocks. Therefore, the New Index Fund attempts to approximate the capital performance and dividend income of the Index. The Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The portfolio manager generally invests in no fewer than 495 stocks included in the Index. Hartford Investment Management selects stocks for the New Index Fund’s portfolio after taking into account their individual weights in the Index. Hartford Investment Management does not attempt to “manage” the New Index Fund’s portfolio in the traditional sense, using economic, financial and market analysis, nor does the adverse financial situation of a company directly result in its elimination from the New Index Fund’s portfolio unless, of course, the company is removed from the Index.  Additionally, due to an internal policy of the investment manager, the New Index Fund does not invest in the stock of The Hartford Financial Services Group, Inc. (HIG), a component of the Index. Accordingly, the investment manager is unable to track the Index in its entirety, which may affect the New Index Fund’s performance. The investment manager re-allocates the New Index Fund’s exposure to HIG across the Life/Health, Property/Casualty and Multi-line Insurance industries.

Principal Risks

The principal risks of investing in the HIMCO VIT Index Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the New Index Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the New Index Fund will achieve its goal.

Market Risk – Market risk is the risk that one or more markets in which the New Index Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

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Index Strategy Risk – The New Index Fund is not actively managed, but instead is designed to match its index.  Therefore, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the New Index Fund’s portfolio.  The New Index Fund will remain invested in stocks even when stock prices are generally falling.

Tracking Error Risk – The New Index Fund’s performance may not match or correlate to that of its reference index, either on a daily or aggregate basis. Factors such as cash flows, New Index Fund expenses, imperfect correlation between the New Index Fund’s portfolio and the component securities of the index, rounding of share prices, asset valuation, timing variances, changes to the composition of the Index and regulatory requirements may cause the New Index Fund’s performance to diverge from the performance of the index. Tracking error risk may cause the New Index Fund’s performance to be less than expected.

MANAGEMENT AND PERFORMANCE OF HIMCO VIT INDEX FUND

The Investment Adviser

Hartford Investment Management has overall responsibility for the management of HIMCO VIT Index Fund and provides day-to-day management for the New Index Fund’s portfolio under the oversight of the Trust’s Board of Trustees (the “Board of Trustees”).  Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2013, Hartford Investment Management had investment management authority over approximately $112.6 billion in assets.  Hartford Investment Management is principally located at One Hartford Plaza, Hartford, Connecticut 06155.

Hartford Investment Management may rely on an exemptive order from the Securities and Exchange Commission (“SEC”) under which it uses a “Manager of Managers” structure.  Hartford Investment Management has responsibility, subject to oversight by the Board of Trustees, to oversee any sub-adviser of the New Index Fund and recommend the hiring, termination and replacement of such sub-adviser(s). The exemptive order permits Hartford Investment Management to appoint a sub-adviser not affiliated with Hartford Investment Management with the approval of the Board of Trustees and without obtaining approval from the New Index Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the New Index Fund’s shareholders will receive information about the new sub-advisory relationship.  The New Index Fund is currently directly managed by Hartford Investment Management. If in the future Hartford Investment Management retains a sub-adviser to manage the New Index Fund, it may do so in reliance on and in accordance with the provisions of the exemptive order.

The New Index Fund pays Hartford Investment Management an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of the New Index Fund’s average daily net assets. The investment management fee that the New Index Fund will pay to Hartford Investment Management upon the completion of the Reorganization will be as shown below:

AVERAGE DAILY NET ASSETS	RATE
First $2 billion	0.3000%
Next $3 billion	0.2000%
Next $5 billion	0.1800%
Amount Over $10 billion	0.1700%

The following individual has responsibility for the day-to-day management of the New Index Fund:

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Deane Gyllenhaal, Vice President of Hartford Investment Management, has served as portfolio manager of the Index Fund since 2006. Mr. Gyllenhaal joined Hartford Investment Management as an investment professional in 2006. Mr. Gyllenhaal has been an investment professional involved in portfolio management, research and product development since 1990.

The Statement of Additional Information relating to this Proxy Statement/Prospectus, which is available upon request, provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, the portfolio manager’s ownership of securities in the New Index Fund, and the Trustees and officers of the New Index Fund.

Performance

The performance information below indicates the risks of investing in the New Index Fund.  Upon completion of the Reorganization, the New Index Fund will be the successor to the investment performance of the Index Fund.  Accordingly, the performance information shown below is that of the Index Fund.  Hartford Investment Management serves as the sub-adviser to the Index Fund and the Index Fund has the same investment objective and strategies as the New Index Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

•                  Assume reinvestment of all dividends and distributions.

•                  Would be lower if the Index Fund’s operating expenses had not been limited.

•                  Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.

The bar charts:

•                  Show how the Index Fund’s total return has varied from year to year

•                  Show the returns of the Index Fund’s Class IA shares.  Because all of the Index Fund’s shares are invested in the same portfolio of securities, returns for the Index Fund’s Class IB shares differ only to the extent that the classes do not have the same expenses.

The table following the bar chart shows returns for the Index Fund over time compared to those of one or more broad-based market indices. For more information regarding returns see the “Performance Notes” section following the table.

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Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest 15.80% (2nd quarter, 2009) Lowest -21.97% (4th quarter, 2008)

Average annual total returns for periods ending 12/31/13

Share Classes	1 Year	5 Years	10 Years
Class IA	31.95%	17.59%	7.08%
Class IB	31.61%	17.30%	6.82%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.41%

Performance Notes

The following notes supplement the performance table above and provide additional information for understanding the returns provided in the table.

Upon completion of the Reorganization, the New Index Fund will be the successor to the investment performance of the Index Fund.  Accordingly, the performance information shown in the table is that of the Index Fund.  Hartford Investment Management serves as the sub-adviser to the Index Fund and the Index Fund has the same investment objective and strategies as the New Index Fund.

Index:

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

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ADDITIONAL INFORMATION ABOUT HIMCO VIT INDEX FUND

Form of Organization (and Comparison to Index Fund)

HIMCO VIT Index Fund is an investment portfolio (series) of the Trust.  The Trust is a Delaware statutory trust registered as an open-end management investment company.  The Trust is governed by the Board of Trustees, which currently consist of five (5) Trustees, three (3) of whom are not “interested persons” (as defined in the 1940 Act).

The Reorganization will result in shareholders being shareholders in the Trust as opposed to shareholders of the Company, which is a corporation registered as an open-end management investment company.  Below is a summary of certain shareholder rights under the organizational documents governing the Trust and the Company and under applicable state law.  The foregoing summary is not a complete description of provisions contained in those sources, and shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Governing Law

The Company is governed both by the Maryland General Corporation Law (the “MGCL”) and the Company’s organizational documents, the Articles of Restatement dated July 9, 2010 (the “Articles”) and the Amended and Restated By-Laws adopted November 4, 2010 (the “Company Bylaws”).

The Trust is governed both by the Delaware Statutory Trust Act (the “Delaware Act”) and the Trust’s organizational documents, the Agreement and Declaration of Trust dated January 13, 2012 (the “Declaration”) and the By-Laws dated January 13, 2012 (the “Trust Bylaws”).  As a general matter, the Trust has taken advantage of the flexibility of the Delaware Act, which generally defers to the terms of a Delaware statutory trust’s governing instrument with respect to internal affairs.

Shareholder Meetings; Election and Removal of Directors

Maryland law does not require a corporation registered as an open-end investment company to hold annual meetings in any year that the election of directors is not required under the 1940 Act. Shareholders of a Maryland corporation generally are entitled to elect and remove directors.  The Company Bylaws do not require an annual meeting of shareholders, but the Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act.  Also, the Secretary of the Company must call a special meeting to act on any matter that may be properly considered at a meeting of shareholders at the request in writing of the shareholders entitled to cast not less than the majority of all the votes entitled to be cast on such matter at such meeting.

Shareholders in all series of the Company will vote with respect to certain matters, such as election of directors.  Under the Company Bylaws, a plurality of all the votes cast at a meeting of shareholders duly called and at which a quorum is present shall be sufficient to elect a director.  The directors serve for an indefinite period of time and have the power to alter the number of directors and appoint their own successors, provided that at all times at least a majority of the directors have been elected by shareholders. While the Articles are silent on the subject of the removal of directors, under the MGCL, the shareholders may remove any director, with or without cause, by the affirmative vote of a majority of all votes entitled to be cast for the election of directors.  When not all series of the Company are affected by a matter to be voted upon, such as changes in the policies of an individual series, only the holders of shares of the one or more affected series will be entitled to vote.

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A Delaware statutory trust is not required to hold shareholder meetings or get shareholder approval for certain actions unless the declaration of trust requires it. Although the Trust need not hold annual meetings of shareholders, special meetings may be called by a majority of the Trustees, the Trust’s chairman or president, or upon the written request of shareholders holding not less than one-third of the outstanding shares entitled to vote on the matters specified in such written request, and subject to certain additional conditions set forth in the Trust Bylaws.

The Trustees have terms of unlimited duration, though are subject to removal by the holders of record of two-thirds or more of the outstanding shares.  The Trustees have the power to alter the number of Trustees and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders.  All series of shares will vote with respect to certain matters, such as election of Trustees.  Under the Declaration, Trustees may be elected by a plurality of votes cast at a meeting of shareholders in which a quorum is present.  When the Trustees have determined that not all series of the Trust are affected by a matter to be voted upon, such as changes in the policies of an individual series, only shareholders of such one or more series shall be entitled to vote thereon.

Liability and Indemnification of Directors/Trustees

The MGCL provides that a director who has met his or her standard of conduct has no liability by reason of being or having been a director.  In this regard, the MGCL requires a corporation (unless its organizational document provides otherwise, which the Articles do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity.  The MGCL permits a Maryland corporation, such as the Company, to include in its organizational document a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The MGCL further permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.  However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses.  In addition, Maryland law permits a corporation to advance reasonable expenses to a director upon the corporation’s receipt of (a) a written affirmation by the director of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Under the Articles, the Company shall indemnify its directors and officers to the full extent required or permitted by the General Laws of the State of Maryland and the federal securities law now or hereafter in force, including the advance of expenses, except where the costs incurred by the directors and officers are the result of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office.  The Articles further provide that, to the maximum extent permitted by Maryland law and the federal securities laws, the directors will not be personally liable to the Company or its shareholders for money

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damages unless such damages are the result of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office.

With respect to the Trust, the Delaware Act permits a Delaware statutory trust to limit or eliminate a trustee’s personal liability for breach of contract or breach of duties to the statutory trust or to a shareholder of the statutory trust in the declaration of trust, subject to certain exceptions. The 1940 Act provides that no officer or director shall be protected from liability to the Trust or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office.

The Declaration provides that no Trustee or officer shall be subject to any personal liability whatsoever to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. In addition, no Trustee or officer shall be liable to the Trust or to any shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties of office, and shall not be liable for errors of judgment or mistakes of fact or law.  The Declaration further provides that Trustees and officers shall be indemnified by the Trust (or the applicable series of the Trust) to the fullest extent permitted by law against any and all liability and against all expenses reasonably incurred or paid in connection with any claim, action, suit or proceeding in which the Trustee or officer becomes involved by virtue of having been a Trustee or officer.

Shareholder Liability

Under Maryland law, shareholders of a corporation generally are not personally liable for debts or obligations of a corporation.  Accordingly, the Articles contain no explicit provision for shareholder indemnification.

Under the Delaware Act, unless the governing instrument provides otherwise, shareholders of a statutory trust have the same limitation of personal liability as extended to stockholders of private corporations for profit organized under the Delaware General Corporation Law. The Declaration provides that shareholders are not personally liable for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to the Trust or any series, and requires the Trust or the applicable series to indemnify shareholders against liability arising solely from the shareholder’s ownership of shares in the Trust.

Dividends and Distributions

The Board of Trustees has delegated authority to the New Index Fund’s Treasurer to declare and make payment of dividends, to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid adverse tax consequences.  The current policy for the New Index Fund is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once per year. Dividends and distributions are automatically invested in full or fractional shares at the net asset value on the reinvestment date.  The New Index Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Trustees.

Disclosure of Portfolio Holdings

The New Index Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Trust’s website at [          ] no earlier than 25 calendar days after the end of each month. The New Index Fund also will publicly disclose on its website the largest ten holdings in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month. A description of the New Index Fund’s policies and procedures with respect to the

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disclosure of the New Index Fund’s portfolio securities is available in the Statement of Additional Information relating to this Proxy Statement/Prospectus, which is available upon request.

GENERAL INFORMATION

Investment Manager, Transfer Agent, and Principal Underwriter

Hartford Investment Management, the New Index Fund’s investment manager, is principally located at One Hartford Plaza, Hartford, Connecticut 06155.  State Street Bank and Trust Company, the New Index Fund’s transfer agent, is located at One Lincoln Street Boston, MA 02111.  HIMCO Distribution Services Company, the New Index Fund’s principal underwriter, is located at One Hartford Plaza, Hartford, CT 06155.  Hartford Investment Management and HIMCO Distribution Services Company are affiliates of The Hartford, a Connecticut financial services company.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“Deloitte”) serves as the Independent Registered Public Accounting Firm for each Fund. Deloitte is responsible for performing annual audits of the financial statements and financial highlights of the New Index Fund in accordance with the auditing standards of the Public Company Accounting Oversight Board and a review of federal tax returns. The mailing address of Deloitte is 185 Asylum Street, 32nd Floor, Hartford, CT 06103-3402.

Shareholder Reports

The New Index Fund will assume the performance and accounting history of the Index Fund.  A free copy of the Index Fund’s annual and semi-annual reports can be obtained: on the Company’s website at www.hartfordfunds.com/hlsprospectus; upon request by writing to Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293; or by calling 1-800-862-6668.

Beneficial Owners

The New Index Fund is a newly formed series of the Trust that will commence operations upon consummation of the Reorganization.  Therefore, the New Index Fund does not have any shares outstanding as of the date of this Proxy Statement/Prospectus.  As such, as of the record date, all trustees and officers as a group owned less than 1% of the outstanding shares of each class of the New Index Fund’s shares, and no person owned beneficially more than 5% of the outstanding shares of any class of shares of the New Index Fund.

As of [          ], 2014, none of the Independent Trustees (or their immediate family members) had share ownership in securities of the Trust’s investment manager or principal underwriter or in an entity controlling, controlled by or under common control with the investment manager or principal underwriter (not including registered investment companies).

Information about the Trust

The Trust and its investment portfolios (each an “HVIT Fund”) are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and file reports and other information with the SEC.  Proxy materials, reports, and other information filed by the Trust can be inspected and copied at the Public Reference Room maintained by

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the SEC.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090.  The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Trust.

MORE INFORMATION REGARDING HIMCO VIT INDEX FUND

Purchase and Redemption of Fund Shares

The New Index Fund may offer its shares to variable annuity and variable life insurance separate accounts of Hartford Life and Insurance Companies (the “Accounts”) as investment options for certain variable annuity contracts and individual variable life insurance policies, group annuity and group funding agreement contracts and corporate-owned life insurance and other group life insurance policies (collectively, “variable contracts”) issued through the Accounts. The New Index Fund may also offer its shares to certain qualified employee benefit plans (the “Plans”).

The New Index Fund has authorized two classes of shares: Class IA shares and Class IB shares. The two classes of shares represent an investment in the same fund but are subject to different expenses and have different prices and performance.

Many of the Accounts are registered with the SEC as investment companies. When shares of the New Index Fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany the New Index Fund’s prospectus. When shares of the New Index Fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany the New Index Fund’s prospectus.

Shares of the New Index Fund are sold by HIMCO Distribution Services Company (the “Distributor”) in a continuous offering to the Accounts and the Plans.  Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the New Index Fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA shares and Class IB shares of the New Index Fund at net asset value without sales or redemption charges.

For each day on which the New Index Fund’s net asset value is calculated, the Accounts transmit to the New Index Fund any orders to purchase or redeem shares of the New Index Fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life or an Insurance Company as of that day. Similarly, the Plans transmit to the New Index Fund any orders to purchase or redeem shares of the New Index Fund based on the instructions of Plan trustees or participants received by the Plans as of that day. The Accounts and Plans purchase and redeem shares of the New Index Fund at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

Although it would not normally do so, the New Index Fund has the right to pay the redemption price of shares of the New Index Fund in whole or in part in portfolio securities constituting the contract owner’s proportionate share of the current assets of the New Index Fund. When portfolio securities received in this fashion are sold, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The New

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Index Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the New Index Fund during any 90 day period for any one account.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in the New Index Fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in the New Index Fund. To the extent that such classes of investors are invested in the New Index Fund when a conflict of interest arises that might involve the New Index Fund, one or more of such classes of investors could be disadvantaged. The Trust currently does not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, the New Index Fund’s Board of Trustees will monitor the New Index Fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in the New Index Fund or substitute shares of another HVIT Fund for the New Index Fund. This, in turn, could cause the New Index Fund to sell portfolio securities at a disadvantageous price.

Additional Compensation to Servicing Institutions, Insurance Companies and Other Persons (“Servicing Intermediaries”)

This section includes additional information about different types of compensation paid to other entities with respect to the HVIT Funds and funds that are series of the Company.

Compensation to Servicing Intermediaries.  Hartford Investment Management and/or its affiliates may pay Servicing Intermediaries and/or their affiliates compensation for sub-accounting, administration and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the HVIT Funds rather than to other investment products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on the average net assets of the HVIT Funds and funds that are series of the Company that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed 0.20% of the average net assets of the HVIT Funds and funds that are series of the Company that are attributed to that Servicing Intermediary. For the year ended December 31, 2013, Hartford Investment Management and its affiliates incurred approximately $20.2 million in total Servicing Payments and these Servicing Payments did not exceed $8.6 million for any one Servicing Intermediary.

As of January 1, 2014, Hartford Investment Management or its affiliates have entered into arrangements to pay Servicing Compensation to the following entities: ADP Broker-Dealer, Inc.; Charles Schwab & Co.; Fidelity Brokerage Services LLC and National Financial Services LLC; Forethought Financial; GWFS Equities, Inc.; Hewitt Associates, LLC; ING Institutional Plan Services, LLC and ING Life Insurance and Annuity Company; J.P. Morgan Retirement Plan Services LLC; Lincoln Retirement Services Company, LLC; MassMutual Financial Group; Mercer HR Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; The Northern Trust Company;  Nationwide Retirement Solutions, Inc.;  Ohio Public Employees Deferred Compensation Board; Principal Services Trust Company; Prudential; State of Connecticut; State of New York; T. Rowe Price Retirement Plan Services, Inc.; TD Ameritrade Trust Company; Teachers Insurance and Annuity Association of America; The Vanguard Group, Inc.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. Hartford Investment

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Management and/or its affiliates may in the future enter into similar arrangements with other Servicing Intermediaries.

Class IB Shares Distribution Plan

The Trust has adopted a distribution plan (the “Distribution Plan”) for Class IB shares of each HVIT Fund pursuant to approval of the Board of Trustees of the Trust in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable market conduct rules of the Financial Industry Regulatory Authority concerning asset-based sales charges. Pursuant to the Distribution Plan, each HVIT Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares. A portion of the amounts received by the Distributor may be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of HVIT Fund prospectuses, statements of additional information, any supplements to those documents and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributor may also use the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Distribution Plan provides that each HVIT Fund may pay annually up to 0.25% of the average daily net assets of the HVIT Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each HVIT Fund is authorized to make monthly payments to the Distributor which may be used to pay or reimburse entities, including insurance company affiliates of Hartford Investment Management, providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. All or any portion of this fee may be remitted to dealers who provide distribution or shareholder account services.

The Distribution Plan is of a type known as a “compensation” plan because payments are made for services rendered to the HVIT Fund with respect to Class IB shares regardless of the level of expenditures by the Distributor. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) compensation to and expenses, including overhead and telephone expenses, of employees of the Distributor engaged in the distribution of the Class IB shares of an HVIT Fund; (b) printing and mailing of prospectuses, statements of additional information, and reports for prospective purchasers of variable contracts investing indirectly in Class IB shares of an HVIT Fund; (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of variable contracts investing indirectly in Class IB shares of an HVIT Fund; (d) expenses relating to the development, preparation, printing, and mailing of HVIT Fund advertisements, sales literature, and other promotional materials describing and/or relating to the Class IB shares of an HVIT Fund; (e) expenses of holding seminars and sales meetings designed to promote the distribution of the Class IB shares of an HVIT Fund; (f) expenses of obtaining information and providing explanations to variable contract owners regarding HVIT Fund investment objectives and policies and other information about an HVIT Fund, including performance; (g) expenses of training sales personnel regarding the Class IB shares of an HVIT Fund; (h) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the variable contracts to the Class IB shares of an HVIT Fund; (i) expenses of personal services and/or maintenance of variable contract accounts with respect to Class IB shares of an HVIT Fund attributable to such accounts; and (j) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class IB shares.

The Distribution Plan was adopted by a majority vote of the Board of Trustees, including at least a majority of trustees who are not interested persons of the Trust as defined in the 1940 Act. The

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Distribution Plan may be terminated at any time by vote of the majority of the trustees who are not interested persons of each HVIT Fund. The Distribution Plan will automatically terminate in the event of its assignment.

The Distributor and its affiliates may pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the HVIT Funds’ shares and/or for the servicing of those shares.

Rule 12b-1 fees have the effect of increasing operating expenses of the HVIT Funds. Because the fees paid by the HVIT Funds under the Distribution Plan are paid out of each HVIT Fund’s assets on an on-going basis, over time these fees will increase the cost of a variable contract owner’s or plan participant’s investment and may cost more than alternative types of charges for the same distribution and investor services.

Frequent Purchases and Redemptions of Fund Shares

HVIT Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of HVIT Fund shares by an HVIT Fund’s shareholders can disrupt the management of the HVIT Fund, negatively affect the HVIT Fund’s performance, and increase expenses for all of the HVIT Fund’s shareholders. In particular, frequent trading (i) can force the HVIT Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all of the HVIT Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; and (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the HVIT Fund. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when the HVIT Fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the HVIT Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market-timing investment strategies, you should not invest in the HVIT Funds.

The HVIT Funds are sold directly to variable annuity and variable life insurance separate accounts of Hartford Life and the Insurance Companies and to IRS-qualified investment plans (“Plans”), such as employer-sponsored employee benefit plans. While some individual investors participate through Plans, many investors invest through variable contract separate accounts maintained by Hartford Life, which in turn invest in the HVIT Funds. Other investors participate in the HVIT Funds through variable contract separate accounts maintained by the Insurance Companies. The separate accounts maintained by the Insurance Companies often establish omnibus accounts in the HVIT Funds for their contract or policy holders through which transactions are placed. In most cases, exchange activity among the HVIT Funds occurs on an omnibus basis, which can limit the ability of the HVIT Funds, themselves, to monitor or restrict the trading practices of individual investors.

In addition to these limitations on the ability of the HVIT Funds themselves to monitor and restrict individual trading practices, the varied mechanisms for participation in the HVIT Funds challenge the HVIT Funds from establishing policies for excessive trading that are enforceable on the same terms with respect to all direct and indirect investors in the HVIT Funds. Older versions of individual variable annuity contracts and certain group annuity contracts issued by Hartford Life, for example, do not include terms that would expressly permit Hartford Life to impose strict numeric limitations on the number of exchanges that a contract holder can make during a specified time period or redemption fees on short-

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term trading activity. These contracts have not recently been sold by Hartford Life, but holders of these contracts remain invested in Hartford Life’s separate accounts, which in turn invest in the HVIT Funds. As a result, certain accounts may be more susceptible to frequent trading abuses by shareholders while other accounts may be less susceptible.

The Board of Trustees of the HVIT Funds has adopted policies and procedures with respect to frequent purchases and redemptions of HVIT Fund shares by HVIT Fund shareholders. It is the HVIT Funds’ policy to discourage investors from trading in an HVIT Fund’s shares in an excessive manner that would be harmful to long-term investors. In addition, it is the HVIT Funds’ policy to require those entities providing day-to-day portfolio management to establish internal procedures pursuant to which portfolio managers are required to report to Hartford Investment Management any cash flow activities in the HVIT Funds that, in the reasonable judgment of the portfolio manager, are reasonably likely to affect adversely the management or performance of an HVIT Fund. The HVIT Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. The HVIT Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making such determinations, the HVIT Fund may consider an investor’s trading history in any of the HVIT Funds, including the person’s trading history in any accounts under a person’s common ownership or control. No system for prevention and detection of market timing and other abusive trading activities can be expected to eliminate all such activities.

In addition to the procedure described above, Hartford Life has developed procedures with respect to restrictions on trading that vary by the mechanism for participation in the HVIT Funds. Such procedures generally restrict the number of transfers permitted during each valuation day and/or the number of transfers permitted during a year until transfers must be requested by U.S. mail or overnight delivery service. Similarly, the Insurance Companies may also monitor transaction activities in their separate accounts pursuant to their own policies designed to restrict excessive trading.

Because the number of transfers or type of restrictions or procedures may vary, individual contract/policy holders and plan participants may be subject to different procedures and any individual should not expect that other individuals are subject to the same procedures or restrictions. For a description of Hartford Life’s or the Insurance Companies’ procedures applicable to you, please review the prospectus or disclosure document and other documentation associated with your product, policy or plan.

Certain qualified plans participate directly in the HVIT Funds through omnibus accounts (“Qualified Plan Omnibus Accounts”) and, as described above, separate accounts maintained by the Insurance Companies often establish omnibus accounts in the HVIT Funds for their contract or policy holders through which transactions are placed (“Insurance Company Omnibus Accounts” and, together with Qualified Plan Omnibus Accounts, “Omnibus Accounts”). The Board of Trustees of the HVIT Funds has adopted policies and procedures relating to excessive trading in shares of the HVIT Funds through Omnibus Accounts (the “Policy”). With respect to investors investing through Omnibus Accounts, it is the Policy of the HVIT Funds to permit only two “substantive round trips” by an investor within any single HVIT Fund within a 90-day period. A substantive round trip is a purchase of or an exchange into an HVIT Fund and a redemption of or an exchange out of the same HVIT Fund in a dollar amount set by the HVIT Funds’ transfer agent, in the reasonable exercise of its discretion. When an additional purchase or exchange order request for the HVIT Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an Omnibus Account that was identified, in accordance with the procedures described below, after it had already occurred). In addition, the person requesting such transaction shall be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such HVIT Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.

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The frequent trading limitations do not apply to the following: (1) any transaction not initiated by a shareholder or their registered representative; (2) transactions that are part of a systematic program; and (3) transactions of $1,000 or less.

In the case of actual or suspected excessive trading through Omnibus Accounts maintained by financial intermediaries, the HVIT Funds’ transfer agent shall attempt to obtain the cooperation of the intermediaries to identify excessive traders and to prevent or limit, to the fullest extent practicable, such excessive trading activity. Accordingly, the HVIT Funds’ procedures with respect to Omnibus Accounts are as follows: (1) Where the transfer agent is provided individual shareholder level transaction detail on a daily basis, the transfer agent shall monitor the daily trade activity of individual shareholders and apply the policy. (2) Where the transfer agent is not provided individual shareholder level transaction detail on a daily basis, the transfer agent shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the policy may be occurring. In such cases, the transfer agent shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the policy. The HVIT Funds’ ability to identify and deter frequent purchases and redemptions of an HVIT Fund’s shares through Omnibus Accounts is limited, and the HVIT Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of HVIT Fund shares in this context depends significantly upon the cooperation of the financial intermediaries. In addition to the foregoing, the transfer agent also employs a process for reviewing certain large transactions in the HVIT Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the HVIT Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading. Certain market timers may seek to take advantage of pricing anomalies that can occur in HVIT Fund shares resulting from the manner in which the NAV of the HVIT Funds’ shares is determined each day. Frequent trading in HVIT Fund shares can dilute the value of long-term shareholders’ interests in an HVIT Fund if the HVIT Fund calculates its NAV using closing prices that are no longer accurate. HVIT Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities are more susceptible to this activity. The HVIT Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in HVIT Fund shares. For additional information concerning the HVIT Funds’ fair-value procedures, please refer to “Determination of Net Asset Value”.

Determination of Net Asset Value

The net asset value per share (NAV) is determined for each class of the New Index Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the New Index Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the New Index Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the New Index Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the New Index Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the New Index Fund’s portfolio for which market prices are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on prices obtained from a quotation reporting system, established market

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makers, or independent pricing services.  If market prices are not readily available or are deemed unreliable, the New Index Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Trust’s Board of Trustees.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the New Index Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Trustees in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the New Index Fund. The value of the foreign securities or other instruments in which the New Index Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the New Index Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the New Index Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the New Index Fund could obtain the fair value assigned to an investment if the New Index Fund were to sell the investment at approximately the time at which the New Index Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the New Index Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Trust’s Board of Trustees.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the New Index Fund may use fair valuation in regard to fixed income positions when the New Index Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close.  Exchange traded options and options on futures are valued at the last trade price or mean of the bid and ask prices as of the NYSE Close.  If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the New Index Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the New Index Fund.

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Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates.  Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Trust’s Board of Trustees.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the Statement of Additional Information, which is available upon request.

Variable Contract Owner Voting Rights

With regard to HVIT Fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. Votes are counted on an aggregate basis for the Trust, except as to matters where the interests of the separate series differ (such as approval of an investment management agreement or a change in an HVIT Fund’s fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of an HVIT Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class of the HVIT Fund. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received. As a result of proportional voting, the vote of a small number of shareholders may determine the outcome of a proposal subject to shareholder vote.

Plan Participant Voting Rights

With regard to HVIT Fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote HVIT Fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

Performance Related Information

The HVIT Funds may advertise performance related information. Performance information about an HVIT Fund is based on the HVIT Fund’s past performance only and is no indication of future performance.

Each HVIT Fund may include its total return in advertisements or other sales material. When an HVIT Fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the HVIT Fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the HVIT Fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

The HVIT Funds are offered exclusively through variable insurance products and to certain qualified employee benefit plans. Performance information presented for the HVIT Funds should not be compared

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directly with performance information of other insurance products or plans without taking into account charges and expenses payable with respect to these insurance products or plans. Such charges and expenses are not reflected in the HVIT Funds’ performance information and will reduce an investor’s return under the insurance products or plans.

TAXES

Federal Income Taxes

For federal income tax purposes, the New Index Fund is treated as a separate taxpayer. The New Index Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code, as amended. By so qualifying, the New Index Fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans.  Further, the New Index Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts that have invested in the New Index Fund are not subject to federal income tax on New Index Fund earnings and distributions or on gains realized upon the sale or redemption of New Index Fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the New Index Fund, please see the “Taxes” section in the Statement of Additional Information, which is available upon request.

INFORMATION CONCERNING THE SPECIAL MEETING

Proxy Solicitation

The principal solicitation of proxies will be by the mailing of this Proxy Statement/Prospectus beginning on or about [July 31], 2014.  If we have not received your vote as the date of the Special Meeting (the “Meeting”) of the Index Fund approaches, you may receive a call from a representative of The Hartford to ask for your vote.  Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

In all cases where a telephonic proxy is solicited, a representative is required to obtain information from the shareholder to verify the shareholder’s identity and authority to vote the shares (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received this Proxy Statement/Prospectus in the mail.

The cost of the Meeting, including the preparation and mailing of the notice, Proxy Statement/Prospectus and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by Hartford Funds Management Company, LLC or its affiliates.

Broadridge Financial Solutions, Inc. will be retained by The Hartford to assist in the tabulation of votes.

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Vote Required

Approval of the Reorganization Plan requires the affirmative vote of a “majority of the outstanding voting securities” of the Index Fund, which means the lesser of (a) the vote of 67% or more of the shares that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) the vote of more than 50% of the Index Fund’s outstanding shares.

The Meeting and Voting Mechanics

The Index Fund, like the New Index Fund, issues and sells its shares to variable annuity and variable life insurance separate accounts of Hartford Life and its affiliates and the Insurance Companies (the Accounts).  The Index Fund also issues and sells its shares to certain qualified employee benefit plans (the Plans).  The Accounts hold shares of the Index Fund, and although Hartford Life, its affiliates and the Insurance Companies are the owners of the assets held in the Accounts, the underlying owners of the variable contracts (“Contract Owners”) may be indirect participants in the Index Fund.  Similarly, Plan participants may be indirect participants in the Index Fund.  Shares held by the Accounts are generally voted in accordance with instructions received from those Contract Owners (or annuitants or beneficiaries thereunder) having a voting interest in that Account, and Plan trustees generally vote shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

Unless revoked, properly executed voting instruction cards or proxy cards that have been returned by Contract Owners, Plan participants or shareholders without instructions will be voted “FOR” the proposal to approve the Reorganization Plan providing for the acquisition of all of the assets and liabilities of the Index Fund by the New Index Fund solely in exchange for shares of the New Index Fund, followed by the complete liquidation of the Index Fund.  In instances where choices are specified by the Contract Owners, Plan participants or shareholders in the voting instruction cards or proxy cards, those Contract Owners’ or shareholders’ votes will be voted or the votes will be withheld in accordance with the Contract Owners’ or shareholders’ choices.  Votes of Contract Owners for which no voting instructions are received will be voted by an insurance company in the same proportion as the votes of Contract Owners for which voting instructions are received by such insurance company.  Votes of Plan participants for which no voting instructions are received will be voted in the discretion of the Plan trustee.  Votes can be cast to approve or disapprove the Reorganization.  Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have the same effect as a vote “AGAINST” the Reorganization.

Contract Owners, Plan participants and shareholders may vote by completing and returning the enclosed voting instruction card or proxy card.  Contract Owners, Plan participants and shareholders may also vote by touchtone telephone or by internet, by following the instructions on the proxy card.  To vote by internet or by telephone, a Contract Owner, Plan participant or shareholder will need the “control number” that appears on the proxy card.  After inputting this number, the Contract Owner, Plan participant or shareholder will be prompted to provide their voting instructions on the Proposal.  Contract Owners, Plan participants and shareholders will have an opportunity to review the voting instructions and make any necessary changes before submitting the voting instructions and terminating the telephone call or internet link.

Although a Contract Owner’s, Plan participant’s or shareholder’s vote may be solicited and taken by telephone, each Contract Owner, Plan participant or shareholder will also receive a copy of this Proxy Statement/Prospectus and may vote by mail using the enclosed proxy card or voting instruction card, or by touchtone telephone or the internet as set forth on the voting instruction and proxy cards.  The last proxy vote received in time to be voted, whether by voting instruction card or proxy card, touchtone

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telephone or internet, will be the vote that is counted and will revoke all previous votes by the Contract Owner, Plan participant or shareholder.

Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote. As a shareholder, you will not have appraisal rights in connection with the Proposal applicable to you described in this Proxy Statement/Prospectus.

The presence, either in person or by proxy, of shareholders representing one-third of all votes entitled to be cast at the Meeting shall constitute a quorum.  Because Hartford Life and its affiliates are the majority shareholders of the Index Fund, their presence at the Meeting in person or proxy will meet the quorum requirement.  Furthermore, because Hartford Life and its affiliates will vote their shares of the Index Fund in the same proportion as votes submitted by Contract Owners, it is possible that a small number of Contract Owners can determine the outcome of a matter submitted to shareholders.  If no quorum is present, the chairman of the Meeting may adjourn the Meeting to a date not more than 120 days after the original record date without notice other than announcement at the Meeting.  If a quorum is present but the chairman nonetheless wishes to adjourn the Meeting for any reason (e.g., if sufficient votes to approve any proposal have not been received, and further solicitation of votes is necessary), then subject to any Meeting rules that the chairman has established, the chairman may adjourn the Meeting to a later date and time and at a place announced at the Meeting.  A shareholder vote may be taken for the Reorganization in this Proxy Statement/Prospectus prior to any adjournment provided that there is a quorum.  If the proposal for the Reorganization receives a sufficient number of votes for approval prior to any adjournment, the proposal shall be deemed adopted and shall not require any further shareholder approval at any adjournment or otherwise.

Revoking Proxies

Contract Owners may revoke their voting instructions at any time until the voting results are announced at the Meeting by either submitting another voting instruction card or submitting prior written notice of their revocation to their respective Insurance Company.  Shareholders may revoke authority to vote their shares by submitting another proxy or submitting written notice of revocation to the Secretary of the Company.

Outstanding Shares

Only shareholders of record on June 24, 2014 are entitled to notice of and to vote at the Meeting. As of the record date, the following number of shares of the Index Fund were outstanding: [      ].

Appendix B to this Proxy Statement/Prospectus sets forth the persons who owned beneficially more than 5% of the Index Fund as of the record date.  [In addition, as of the record date, all directors and officers as a group owned less than 1% of the outstanding shares of each class of the Index Fund.]  The New Index Fund is a newly formed series of the Trust that will commence operations upon consummation of the Reorganization. Therefore, the New Index Fund does not have any shares outstanding as of the date of this Proxy Statement/Prospectus.

Shareholder Proposals

As a general matter, the Company does not hold annual meetings of shareholders.  Shareholders wishing to submit a proposal for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposal to the Secretary of the Company at the address noted above.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does

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not, however, necessarily mean that the proposal will be included.  Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

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FINANCIAL HIGHLIGHTS FOR HIMCO VIT INDEX FUND

The financial highlights table for the New Index Fund is intended to help you understand the New Index Fund’s financial performance for the past five years. Certain information reflects financial results for a single New Index Fund share. The financial information presented for each applicable period is that of the Index Fund.  Upon completion of the Reorganization, the New Index Fund will be the accounting successor to the investment performance of the Index Fund. At that time, the New Index Fund will adopt the Financial Statements of the Index Fund.  The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Index Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2009 through December 31, 2013 has been derived from the financial statements audited by Ernst & Young LLP, the Index Fund’s independent registered public accounting firm, whose report, along with the Index Fund’s financial statements and financial highlights, is included in the Index Fund’s annual report, which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance or variable annuity product level or qualified employee benefit plan level. If additional charges or other fees applied at the variable product or plan level, if any, were included, returns would be lower.

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	— Selected Per-Share Data(A) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(B)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjustments(C)	Ratio of Expenses to Average Net Assets After Adjustments(C)	Ratio of Net Investment Income (Loss) to Average Net Assets
For the Year Ended December 31, 2013
IA	$29.69	$0.62	$8.85	$9.47	$(0.62)	$—	$(0.62)	$3854	31.95%	$763,868	0.33%	0.33%	1.79%
IB	29.56	0.53	8.80	9.33	(0.54)	—	(0.54)	38.35	31.61	413,119	0.58	0.58	1.54

For the Year Ended December 31, 2012 (D)
IA	$26.20	$0.61	$3.48	$4.09	$(0.60)	$—	$(0.60)	$29.69	15.63%	$691,786	0.33%	0.33%	1.98%
IB	26.09	0.49	3.51	4.00	(0.53)	—	(0.53)	29.56	15.34	307,129	0.58	0.58	1.75

For the Year Ended December 31, 2011 (D)
IA	$26.20	$0.52	$(0.05)	$0.47	$(0.47)	$—	$(0.47)	$26.20	1.81%	$673,275	0.33%	0.33%	1.74%
IB	26.08	0.39	0.03	0.42	(0.41)	—	(0.41)	26.09	1.60	232,459	0.58	0.58	1.51

For the Year Ended December 31, 2010 (D)
IA	$23.22	$0.44	$2.97	$3.41	$(0.43)	$—	$(0.43)	$26.20	14.73%	$809,629	0.34%	0.34%	1.73%
IB	23.12	0.34	2.99	3.33	(0.37)	—	(0.37)	26.08	14.45	209,260	0.59	0.59	1.48

For the Year Ended December 31, 2009 (D)
IA	$18.75	$0.42	$4.48	$4.90	$(0.42)	$(0.01)	$(0.43)	$23.22	26.15%	$811,634	0.35%	0.35%	2.00%
IB	18.69	0.35	4.46	4.81	(0.37)	(0.37)	(0.01)	23.12	25.81	166,162	0.60	0.60	1.75

(A)      Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(B)       The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level.  Any such additional sales charges or other fees would lower the New Index Fund’s performance.

(C)       Adjustments include waivers and reimbursements, if applicable.

(D)      Net investment income (loss) per share amounts have been calculated using the SEC method.

31

Portfolio Turnover:

Portfolio Turnover Rate for All Share Classes
For the Year Ended December 31, 2013	3%
For the Year Ended December 31, 2012	7
For the Year Ended December 31, 2011	3
For the Year Ended December 31, 2010	4
For the Year Ended December 31, 2009	6

32

INDEX OF APPENDICES

Appendix A:         Agreement and Plan of Reorganization

Appendix B:         5% Beneficial Owners of Fund Shares as of June 24, 2014

33

APPENDIX A: AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [    ] day of [          ], 2014, by and between HIMCO Variable Insurance Trust, a Delaware statutory trust (“HIMCO Variable Insurance Trust”), with its principal place of business at One Hartford Plaza, Hartford, Connecticut 06155, on behalf of HIMCO VIT Index Fund (“Acquiring Fund”), a series of HIMCO Variable Insurance Trust, and Hartford Series Fund, Inc., a Maryland corporation (“Hartford Series Fund,” together with HIMCO Variable Insurance Trust, the “Registrants”), with its principal place of business at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, on behalf of Hartford Index HLS Fund (“Acquired Fund”), a series of Hartford Series Fund.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”).  The reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) corresponding to the class of outstanding shares of common stock of the Acquired Fund (“Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund are series of Hartford Series Fund and HIMCO Variable Insurance Trust, respectively, each a registered investment company classified as a management company of the open-end type, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Trustees of HIMCO Variable Insurance Trust have determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Directors of Hartford Series Fund have determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.              TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1.          Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of the property and assets of the Acquired Fund, as set forth in paragraph 1.2 herein, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class IA and Class IB Acquiring Fund Shares having an aggregate net asset value equal to the value of the assets of Class IA and Class IB, respectively, of the Acquired Fund transferred hereunder, less the value of the liabilities of Class IA and Class IB, respectively, transferred hereunder, computed in the manner and as of the time and date set forth in paragraph 2.1 herein; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3 herein.  Such transactions shall take place on the date of the closing provided for in paragraph 3.1 herein (“Closing Date”).

1.2.          The property and assets of Hartford Series Fund attributable to the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property and assets, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, “Assets”).  The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

1.3.          The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date (as defined below).  The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”).  The Liabilities shall include the obligation of the Acquired Fund to indemnify the directors and officers of the Acquired Fund for acts and omissions prior to the Valuation Date (to the same extent that they would have been indemnified by the Acquired Fund had the Reorganization not occurred).

1.4.          Immediately following the actions contemplated by paragraph 1.1 herein, Hartford Series Fund shall take such actions necessary to complete the liquidation of the Acquired Fund.  To complete the liquidation, Hartford Series Fund, on behalf of the Acquired Fund, shall (a) distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares as of the Closing as defined in paragraph 3.1 herein (“Acquired Fund Shareholders”), on a pro rata basis within the class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 herein, and (b) completely liquidate.  Such distribution and liquidation will be accomplished, with respect to each class of Acquired Fund shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders.  The aggregate net asset value of Class IA and Class IB Acquiring Fund Shares to be so credited to the Class IA and Class IB Acquired Fund Shareholders, respectively, shall, with respect to the class, be equal to the aggregate net asset value of the Acquired Fund Shares of the corresponding class owned by Acquired Fund Shareholders on the Closing Date.  All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class IA and Class IB Acquired Fund Shares will thereafter represent interests in the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3.  The Acquiring Fund shall not issue certificates representing the Class IA and Class IB Acquiring Fund Shares in connection with the Reorganization.

1.5.          Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent, as defined in paragraph 3.3 herein.

1.6.          Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.              VALUATION

2.1.          The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange (“NYSE”) and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund and valuation procedures established by Hartford Series Fund’s Board of Directors.

2.2.          The net asset value of each Acquiring Fund Share shall be the net asset value per share computed with respect to the corresponding class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional information, and valuation procedures established by HIMCO Variable Insurance Trust’s Board of Trustees.

2.3.          The number of Class IA and Class IB Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall have a net asset value equal to the value of the net assets of Class IA and Class IB, respectively, of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 herein.

2.4.          All computations of value shall be made by Hartford Funds Management Company, LLC, in its capacity as Fund Accountant for the Acquired Fund, and shall be subject to confirmation by the Treasurers of the Registrants.

3.              CLOSING AND CLOSING DATE

3.1.          The Closing Date shall be [          ], 2014, or such other date as the parties may agree.  All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties.  The close of business on the Closing Date shall be as of the close of business on the NYSE (ordinarily 4:00 p.m., Eastern Time).  The Closing shall be held at the offices of HIMCO Variable Insurance Trust or at such other time and/or place as the parties may agree.

3.2.          Hartford Series Fund shall direct J.P. Morgan Chase Bank, N.A., as custodian for the Acquired Fund (“Custodian”), to deliver to the Registrants at the Closing a certificate of an authorized officer of the Custodian stating that the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date.  The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons who have primary responsibility for the safekeeping of the assets of the Acquiring Fund.  Such presentation shall be made for examination no later than five (5) business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Custodian shall deliver to those persons who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and such persons and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (“1940 Act”), in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories.  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

3.3.          Hartford Series Fund shall direct Hartford Administrative Services Company, in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to the Registrants at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Secretary of HIMCO Variable Insurance Trust shall confirm that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 herein prior to the actions contemplated by paragraph 1.4 herein and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4 herein.  At the Closing the Registrants shall execute such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as necessary to effect the Reorganization.

3.4.          In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of Hartford Series Fund, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the earliest practicable date.

3.5.          Prior to Closing, HIMCO Variable Insurance Trust shall have authorized the issuance of and shall have issued an Acquiring Fund Share to Hartford Investment Management Company in consideration of the payment of the offering price of such Acquiring Fund Share, as determined by HIMCO Variable Insurance Trust’s Board of Trustees, for the purpose of enabling Hartford Investment Management Company to vote to (a) approve the investment management agreement between HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, and Hartford Investment Management Company; (b) approve any plan adopted by the Acquiring Fund pursuant to Rule 12b-1 under the 1940 Act; and (c) take such other steps related to the inception of operations of such Acquiring Fund as deemed necessary or appropriate by the Trustees of HIMCO Variable Insurance Trust.  At the effective time of Closing, the Acquiring Fund Share issued pursuant to this paragraph 3.5 shall be redeemed by the Acquiring Fund at the offering price of an Acquiring Fund Share.

4.              REPRESENTATIONS AND WARRANTIES

4.1.          Except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of Hartford Series Fund, Hartford Series Fund, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)           The Acquired Fund is duly organized as a series of Hartford Series Fund, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under Hartford Series Fund’s Articles of Incorporation, as amended from time to time, to own all of its Assets and to carry on its business as it is now being conducted;

(b)           Hartford Series Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Class IA and Class IB Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;

(d)           The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)           On the Valuation Date, Hartford Series Fund, on behalf of the Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

(f)            The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Hartford Series Fund’s Articles of Incorporation, as amended from time to time, or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Hartford Series Fund, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Hartford Series Fund, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)           All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)           No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Hartford Series Fund’s knowledge, threatened against Hartford Series Fund, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  Hartford Series Fund, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)            The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2013 have been audited by Ernst & Young LLP, independent registered public accounting firm, who issued an unqualified opinion thereon;

(j)            Since December 31, 2013, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness other than in the ordinary course in accordance with the Acquired Fund’s investment restrictions.  For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k)           On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best knowledge of Hartford Series Fund, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)            For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulation Section 1.817-5 thereunder;

(m)          All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Hartford Series Fund and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws.  All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3 herein.  The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

(n)           The execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by all necessary action, if any, on the part of the Directors of Hartford Series Fund, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of Hartford Series Fund, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)           The information to be furnished by the Acquired Fund for use in registration statements, proxy statement materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)           The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.4 herein (and any amendment and supplement thereto), insofar as it relates to the Acquired Fund will, on the effective date of the

Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2.          Except as has been fully disclosed to the Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of HIMCO Variable Insurance Trust, HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)           The Acquiring Fund is duly organized as a series of HIMCO Variable Insurance Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, with power under HIMCO Variable Insurance Trust’s  Agreement and Declaration of Trust, as amended from time to time, to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)           HIMCO Variable Insurance Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Class IA and Class IB Acquiring Fund Shares under the 1933 Act, is, or will be as of the Closing Date, in full force and effect;

(c)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(d)           The current prospectus and statement of additional information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)           The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of HIMCO Variable Insurance Trust’s Agreement and Declaration of Trust, as amended from time to time, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

(f)            No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against HIMCO Variable Insurance Trust, with respect to the Acquiring Fund or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business.  HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;

(g)           The Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company, will be eligible to and will compute its Federal income tax under Section 852 of the Code, and will meet the diversification and other requirements of Section 817(h) of the Code and Treasury Regulation Section 1.817-5 thereunder for the period beginning on the Closing Date;

(h)           Prior to the Closing Date, the Acquiring Fund will have carried on no business activity and will have had no assets or liabilities other than the payment received from Hartford Investment Management Company with respect to the initial Acquiring Fund Share issued to Hartford Investment Management Company pursuant to paragraph 3.5 herein;

(i)            All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by HIMCO Variable Insurance Trust and will be offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(j)            The execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by all necessary action, if any, on the part of the Trustees of HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(k)           The Class IA and Class IB Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

(l)            The information to be furnished by the Acquiring Fund for use in the registration statements, proxy statements and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(m)          The Proxy Statement to be included in the Registration Statement referred to in paragraph 5.4 herein (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (m) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5.              COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1.          The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.          The Acquired Fund covenants that the Class IA and Class IB Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.          Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4.          Hartford Series Funds, on behalf of the Acquired Fund, will prepare a Proxy Statement (referred to in paragraph 4.1(p) herein) to be included in a Registration Statement on Form N-14 (“Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.  The Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.5.          The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.6.          Hartford Series Fund, on behalf of the Acquired Fund, shall execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as may be necessary or desirable in order to (1) vest in and confirm (a) the title and possession of Hartford Series Fund, on behalf of the Acquired Fund, of the Acquiring Fund Shares to be delivered hereunder and (b) the title and possession of HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, of all the Assets and (2) otherwise to carry out the intent and purpose of this Agreement.

5.7.          The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to commence investment operations after the Closing Date and continue its operations after the Closing Date.

6.              CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of Hartford Series Fund, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at Hartford Series Fund’s election, to the performance by HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.          All representations and warranties of HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.          HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed by HIMCO Variable Insurance Trust’s President or Vice President and its Treasurer or Assistant Treasurer, and dated as of the Closing Date, to the effect that the representations and warranties of HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

6.3.          HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4.          The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein.

7.              CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at HIMCO Variable Insurance Trust’s election, to the performance by Hartford Series Fund, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.          All representations and warranties of Hartford Series Fund, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.          Hartford Series Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of Hartford Series Fund;

7.3.          Hartford Series Fund, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of Hartford Series Fund, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

7.4.          Hartford Series Fund, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Hartford Series Fund, on behalf of the Acquired Fund, on or before the Closing Date; and

7.5.          The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein.

8.              FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Hartford Series Fund, on behalf of the Acquired Fund, HIMCO Variable Insurance Trust may, at its option, refuse to consummate the transactions contemplated by this Agreement.  If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund, Hartford Series Fund may, at its option, refuse to consummate the transactions contemplated by this Agreement:

8.1.          The Agreement and the transactions contemplated herein shall have been approved by the Board of Directors of Hartford Series Fund and the Board of Trustees of HIMCO Variable Insurance Trust, and each party shall have delivered to the other certified copies of the resolutions evidencing such approval;

8.2.          On the Closing Date no action, suit or other proceeding shall be pending or, to the Registrants’ knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.          All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Registrants to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

8.4.          The Registrants shall have received the opinion of counsel to the Registrants addressed to the Registrants substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes.  The delivery of such opinion is conditioned upon receipt by counsel to the Registrants of representations it shall request of the Registrants.  Notwithstanding anything herein to the contrary, the Registrants may not consummate such transactions contemplated by the Agreement if this condition is not satisfied;

8.5.          HIMCO Variable Insurance Trust’s registration statement on Form N-1A relating to shares of the Acquiring Fund shall have become effective and no stop order suspending the effectiveness thereof shall have been issued; and

8.6.          The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund’s Articles of Incorporation and By-Laws, applicable Maryland law and the 1940 Act. Notwithstanding anything herein to the contrary, the parties may not waive the conditions set forth in this paragraph 8.6.

9.              INDEMNIFICATION

9.1.          HIMCO Variable Insurance Trust, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquiring Fund is not in violation of any applicable law.

9.2.          Hartford Series Fund, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquired Fund is not in violation of any applicable law.

10.       BROKERAGE FEES AND EXPENSES

10.1.       HIMCO Variable Insurance Trust, on behalf of the Acquiring Fund and Hartford Series Fund, on behalf of the Acquired Fund, represent and warrant that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.       The expenses relating to the proposed Reorganization will be borne solely by Hartford Investment Management Company, Hartford Funds Management Company, LLC, or their affiliates.  No such expenses shall be borne by the Acquired Fund or the Acquiring Fund, except for brokerage fees and brokerage-related expenses incurred in connection with the Reorganization.  The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of any registration statement or document filed or to be filed, legal fees, accounting fees and securities registration fees.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.       ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1.       The Registrants have not made any representation, warranty or covenant, on behalf of either the Acquired Fund or the Acquiring Fund, as applicable, not set forth herein, and this Agreement constitutes the entire agreement between the Acquiring Fund and Acquired Fund with respect to the Reorganization.

11.2.       The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in paragraphs 9.1 and 9.2 shall survive the Closing.

12.       TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of Hartford Series Fund’s Board of Directors or HIMCO Variable Insurance Trust’s Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable.

13.       AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Registrants.

14.       HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY;

COUNTERPARTS

14.1.       The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.       This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

14.3.       This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.4.       It is expressly agreed that no shareholder, nominee, director, trustee, officer, agent, or employee of either the Acquiring Fund or the Acquired Fund shall be personally liable hereunder.  The execution and delivery of this Agreement have been authorized by the Directors or Trustees of the Acquired Fund and Acquiring Fund, respectively, and signed by authorized officers, and neither such authorization by the Directors or Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

14.5.       This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

HIMCO VARIABLE INSURANCE TRUST,
on behalf of its series,
HIMCO VIT INDEX FUND

By:

Name:

Title:

HARTFORD SERIES FUND, INC.,
on behalf of its series,
HARTFORD INDEX HLS FUND

By:

Name:

Title:

With respect to Paragraph 10.2 of this Agreement, Accepted and Acknowledged by:
HARTFORD INVESTMENT MANAGEMENT COMPANY

By:

Name:

Title:

With respect to Paragraph 10.2 of this Agreement, Accepted and Acknowledged by:
HARTFORD FUNDS MANAGEMENT
COMPANY, LLC

By:

Name:

Title:

APPENDIX B: 5% BENEFICIAL OWNERS OF FUND SHARES AS OF JUNE 24, 2014

B-1

Statement of Additional Information

[          ], 2014

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:

Hartford Index HLS Fund	HIMCO VIT Index Fund
a series of Hartford Series Fund, Inc.	a series of HIMCO Variable Insurance Trust
5 Radnor Corporate Center, Suite 300	One Hartford Plaza
100 Matsonford Road	Hartford, Connecticut 06115
Radnor, Pennsylvania 19087

Class IA: HIAIX	Class IA: [ ]
Class IB: HBIDX	Class IB: [ ]

This Statement of Additional Information (the “SAI”) is not a prospectus.  A Proxy Statement/Prospectus dated [          ], 2014 relating to the transaction may be obtained, without charge, by writing to Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293 for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates; Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 for all shareholders except variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates; or by calling 1-800-862-6668.  This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

HIMCO VIT Index Fund is an investment portfolio (series) of HIMCO Variable Insurance Trust (the “Trust”), an open-end management investment company.  The Trust offers two classes of shares of HIMCO VIT Index Fund.

The following documents, each of which was filed electronically with the Securities and Exchange Commission, is incorporated by reference herein:

1.              The Combined Statement of Additional Information for Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. dated May 1, 2014 (File Nos. 333-45431/811-08629 and 033-03920/811-04615, respectively, and Accession No. 0001104659-14-028640; and

2.                                      The Financial Statements of Hartford Index HLS Fund as included in its Annual Report filed for the year ended December 31, 2013 (File Nos. 333-45431/811-08629, and Accession No. 0001144204-14-013170).

INTRODUCTION

This Statement of Additional Information ( “SAI”) is intended to supplement the information provided in a Proxy Statement/Prospectus dated [        ], 2014 (the “Proxy Statement/Prospectus”) relating to the proposed Agreement and Plan of Reorganization between Hartford Index HLS Fund (the “Index Fund”) and HIMCO VIT Index Fund (the “New Index Fund”), an investment portfolio (series) of HIMCO Variable Insurance Trust (the “Trust”), pursuant to which the Index Fund would (i) transfer all of its assets and liabilities in exchange for shares of the New Index Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Index Fund; and (ii) distribute such shares on a pro rata basis to the shareholders of the Index Fund and liquidate and dissolve the Index Fund (the “Reorganization”). The New Index Fund is a newly-organized fund that will commence operations upon consummation of the Reorganization.  Please retain this SAI for further reference.

PRO FORMA FINANCIAL STATEMENTS

No pro forma financial statements have been prepared and included relating to the Reorganization of the Index Fund into the New Index Fund because the New Index Fund is a newly-organized fund and does not have any assets or liabilities as of the date hereof.

APPENDIX A: ADDITIONAL INFORMATION

REGARDING THE NEW INDEX FUND

GENERAL INFORMATION

HIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company consisting of thirteen separate investment portfolios or mutual funds (each such portfolio is referred to herein as an “HVIT Fund” and collectively as the “HVIT Funds”), each of which may serve as an underlying investment vehicle for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company and one or more unaffiliated insurance companies, and for certain qualified employee benefit plans.  Hartford Investment Management Company (“Hartford Investment Management”) is the investment manager and provides the day-to-day investment management of the HVIT Funds’ portfolios.  Hartford Investment Management is a wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.

Each HVIT Fund is an investment portfolio (series) of HIMCO Variable Insurance Trust, a Delaware statutory trust registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.  HIMCO Variable Insurance Trust issues a separate series of shares of common stock for each HVIT Fund that is a series of HIMCO Variable Insurance Trust, representing a fractional undivided interest in such HVIT Fund.  Each such series of shares is subdivided into up to two classes: Class IA and Class IB.

Each of the HVIT Funds in the Trust became effective on [          ], 2014 and, upon completion of the Reorganization, will be the successors in interest to certain funds having the same investment objectives and strategies that are currently included as series of another investment company, Hartford Series Fund, Inc. and that are currently sub-advised by the HVIT Funds’ investment manager, Hartford Investment Management.

This SAI relates to the New Index Fund.  Upon completion of the Reorganization, the New Index Fund will be the successor in interest to the Index Fund, and offers Class IA and Class IB shares.

The New Index Fund is a diversified fund.

Investments in the New Index Fund are not:

•                  Deposits or obligations of any bank;

•                  Guaranteed or endorsed by any bank; or

•                  Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

INVESTMENT OBJECTIVE AND POLICIES

The investment objectives and principal investment strategies of the New Index Fund are described in the Proxy Statement/Prospectus.  Additional information concerning certain of the New Index Fund’s investments, strategies and risks is set forth below.  With respect to percentage restrictions on investments described in this SAI or in the Proxy Statement/Prospectus, except with respect to the limitations on borrowing from banks set forth below under “Fundamental Investment Restrictions of the New Index Fund,” if such percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in the values of securities or loans or amount of net assets or security characteristics is not a violation of any of such restrictions.  Except for the investment restrictions listed below as fundamental or to the extent designated as such in the Proxy Statement/Prospectus, the New Index Fund’s investment objective and the other investment policies described in this SAI or in the Proxy Statement/Prospectus are not fundamental and may be changed without shareholder approval.

A.                                    Fundamental Investment Restrictions of the New Index Fund

The New Index Fund has adopted the following fundamental investment restrictions, which may not be changed without approval of a majority of the New Index Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  Under the 1940 Act and as used in the Proxy Statement/Prospectus and this SAI, a “majority of the outstanding voting securities” means the approval of the lesser of (1) the holders of 67% or more of the outstanding shares of the New Index Fund (or a class of the outstanding shares of the New Index Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the New Index Fund (or class) are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the New Index Fund (or of the class).  Unless otherwise provided below, all references below to the assets of each New Index Fund are in terms of current market value.

The New Index Fund:

1.                                      will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

2.                                      will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities)

if, as a result, more than 25% of the New Index Fund’s total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry.

3.                                      will not make loans, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

4.                                      will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the New Index Fund may be deemed an underwriter under applicable laws;

5.                                      will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein; and

6.                                      will not purchase or sell commodities or commodities contracts, except that the New Index Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

B.                                    Non-Fundamental Investment Restrictions of the New Index Fund

The following restrictions are non-fundamental restrictions and may be changed by the Board of Trustees without shareholder approval.

The New Index Fund may not:

1.                                      Pledge its assets other than to secure permitted borrowings or to secure investments permitted by the New Index Fund’s investment policies as set forth in its prospectus and this SAI, as they may be amended from time to time, and applicable law.

2.                                      Purchase securities on margin except to the extent permitted by applicable law.

3.                                      Purchase securities while outstanding borrowings exceed 5% of the New Index Fund’s total assets, except where the borrowing is for temporary or emergency purposes.  Reverse repurchase agreements, dollar rolls, securities lending, and other investments or transactions described in the New Index Fund’s prospectus and this SAI, as they may be amended from time to time, are not deemed to be borrowings for purposes of this restriction.

4.                                      Make short sales of securities or maintain a short position, except to the extent permitted by the New Index Fund’s prospectus and SAI, as amended from time to time, and applicable law.

5.                                      Invest more than 15% of the New Index Fund’s net assets in illiquid securities.

C.                                    Non-Fundamental Tax Restrictions of the New Index Fund

The New Index Fund must:

1.                                      Maintain its assets so that, at the close of each quarter of its taxable year,

(a)                                 at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans), limited in respect of any one issuer to no more than 5 percent of the fair market value of the New Index Fund’s total assets and 10 percent of the outstanding voting securities of such issuer, and

(b)                                 no more than 25 percent of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the New Index Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.

These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the Board of Trustees to the extent appropriate in light of changes to applicable tax law requirements.

2.                                      Maintain its assets so that it is adequately diversified within the meaning of Section 817(h) of the Internal Revenue Code and regulations thereunder.  Generally, this means that at the close of each calendar quarter, or within 30 days thereafter,

(a)                                 no more than 55% of the value of the assets in the New Index Fund is represented by any one investment,

(b)                                 no more than 70% of the value of the assets in the New Index Fund is represented by any two investments,

(c)                                  no more than 80% of the value of the assets in the New Index Fund is represented by any three investments, and

(d)                                 no more than 90% of the value of the total assets of the New Index Fund is represented by any four investments.

In determining whether the above diversification standards are met, each U.S Government agency or instrumentality shall be treated as a separate issuer.

D.                                    Classification

The New Index Fund has elected to be classified as a diversified series of an open-end management investment company.  As a diversified fund, at least 75% of the value of the New Index Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities for the purposes of this calculation limited in respect of any one issuer (i) to an amount not greater in value than 5% of the value of the total assets of the New Index Fund and (ii) to not more than 10% of the outstanding voting securities of such issuer.

The New Index Fund may not change its classification status from diversified to non-diversified without the prior approval of shareholders.

F.                                     Certain Investment Strategies, Risks and Considerations

The investment objective and principal investment strategies for the New Index Fund are discussed in the Proxy Statement/Prospectus.  Set forth below are further descriptions of certain types of investments and investment strategies used by the New Index Fund.  Please see the Proxy Statement/Prospectus and the “Investment Objective and Policies” section of this SAI for further information on the New Index Fund’s investment policies and risks.

Certain descriptions in the Proxy Statement/Prospectus and this SAI of a particular investment practice or technique in which the New Index Fund may engage or a financial instrument that the New Index Fund may purchase are meant to describe the spectrum of investments that Hartford Investment Management, in its discretion, might, but is not required to, use in managing the New Index Fund’s portfolio assets in accordance with the New Index Fund’s investment objective, policies, and restrictions. Hartford Investment Management, in its discretion, may employ any such practice, technique, or instrument for the New Index Fund. It is possible that certain types of financial instruments or techniques may not be available, permissible or effective for their intended purposes in all markets.

INVESTMENT RISKS

The discussion set forth below provides descriptions of some of the types of investments and investment strategies that the New Index Fund may use, and the risks and considerations associated with those investments and investment strategies. Please see the Proxy Statement/Prospectus and the “Investment Objective and Policies” section of this SAI for further information on the New Index Fund’s investment policies and risks.

ASSET COVERAGE.  To the extent required by SEC guidelines, the New Index Fund will only engage in transactions that expose it to an obligation to another party if it owns either (i) an offsetting position for the same type of financial asset or (ii) cash or liquid securities, designated on the New Index Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered in clause (i).  Assets used as offsetting positions, designated on the New Index Fund’s books or held in a segregated account cannot be sold while the position(s) requiring cover is/are open unless replaced with other appropriate assets.  As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

BORROWING.  The New Index Fund may borrow money to the extent set forth under “Investment Objectives and Policies.”  The New Index Fund does not intend to borrow for leverage purposes, except as may be set forth under “Investment Objectives and Policies.” Interest paid on borrowings will decrease the net earnings of the New Index Fund and will not be available for investment.

COUNTERPARTY RISK.  With respect to certain transactions, such as over-the-counter derivatives contracts or repurchase agreements, the New Index Fund will be exposed to the risk that the counterparty to the transaction may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.  In the event of a bankruptcy or insolvency of a counterparty, the New Index Fund could experience delays in liquidating its positions and significant losses, including declines in the value of its investment during the period in which the New Index Fund seeks to enforce its rights, the inability to realize any gains on its investment during such period and any fees and expenses incurred in enforcing its rights.  The New Index Fund also bears the risk of loss of the amount expected to be received under a derivative transaction in the event of the default or bankruptcy of a counterparty.

DEPOSITARY RECEIPTS (ADRs, EDRs and GDRs).  The New Index Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts

(“EDRs”) and Global Depositary Receipts (“GDRs”).  ADRs are receipts typically issued by a U.S. bank or trust company that evidence underlying securities issued by a foreign corporation.  ADRs are traded on U.S. securities exchanges, or in over-the-counter markets, and are denominated in U.S. dollars.  EDRs and GDRs are similar instruments that are issued in Europe (EDRs) or globally (GDRs), traded on foreign securities exchanges and denominated in foreign currencies.  The value of a depositary receipt will fluctuate with the value of the underlying security, reflect changes in exchange rates and otherwise involve the same risks associated with the foreign securities that they evidence or into which they may be converted.  The New Index Fund may also invest in unsponsored depositary receipts.  The issuers of unsponsored depositary receipts are not obligated to disclose information that would be considered material in the United States.  Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts.  See also “Foreign Investments” below.

DERIVATIVE INSTRUMENTS

The New Index Fund may use instruments called derivatives or derivative securities.  A derivative is a financial instrument the value of which is derived from the value of one or more underlying securities, commodities, currencies, indices, debt instruments, other derivatives or any other agreed upon pricing index or arrangement (e.g., the movement over time of the Consumer Price Index or freight rates) (each an “Underlying Instrument”).  Derivatives contracts are either physically settled, which means the parties trade the Underlying Instrument itself, or cash settled, which means the parties simply make cash payments based on the value of the Underlying Instrument (and do not actually deliver or receive the Underlying Instrument).  Derivatives may allow the New Index Fund to increase or decrease the level of risk to which the New Index Fund is exposed more quickly and efficiently than transactions in other types of instruments.

Many derivative contracts are traded on securities or commodities exchanges, the contract terms are generally standard, and the parties make payments due under the contracts through the exchange.  Most exchanges require the parties to post margin against their obligations under the contracts, and the performance of the parties’ obligations under such contracts is usually guaranteed by the exchange or a related clearing corporation.  Other derivative contracts are traded over-the-counter (“OTC”) in transactions negotiated directly between the counterparties.  OTC derivative contracts do not have standard terms, so they are generally less liquid and more difficult to value than exchange-traded contracts.  OTC derivatives also expose the New Index Fund to additional credit risks to the extent a counterparty defaults on a contract.  See “Additional Risk Factors and Considerations of OTC Transactions” below.

Depending on how the New Index Fund uses derivatives and the relationships between the market values of the derivative and the Underlying Instrument, derivatives could increase or decrease the New Index Fund’s exposure to the risks of the Underlying Instrument.  Derivative contracts may also expose the New Index Fund to additional liquidity and leverage risks.  See “Risk Factors in Derivative Instruments” below.

The New Index Fund may use derivatives for hedging purposes.  The New Index Fund may also use derivatives for cash flow management or, as part of its overall investment strategy, to seek to replicate the performance of a particular index or to enhance returns.  The use of derivatives to enhance returns is considered speculative because the New Index Fund is primarily seeking to achieve gains rather than to offset, or hedge, the risks of other positions.  When the New Index Fund invests in a derivative for speculative purposes, the New Index Fund is fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative itself.  The New Index Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging.  The New Index Fund may also use derivative instruments to offset the risks, or to “hedge” the risks, associated with other Fund holdings.  For example, derivatives may be used to hedge against movements in interest rates, currency exchange rates and the equity markets through the use of options, futures transactions and options on futures.  Derivatives may also be used to hedge against duration risk in fixed-income investments.  Losses on one investment may be substantially reduced by gains on a derivative that reacts to the same market movements in an opposite manner.  However, while hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the New Index Fund or if the cost of the derivative offsets the advantage of the hedge.

Among other risks, hedging involves correlation risk, which is the risk that changes in the value of the derivative will not match (i.e., will not offset) changes in the value of the holdings being hedged as expected by the New Index Fund.  In such a case, any losses on the New Index Fund holdings being hedged may not be reduced or may even be increased as a result of the use of the derivative.  The inability to close options and futures positions also could have an adverse impact on the New Index Fund’s ability effectively to hedge its portfolio.

There can be no assurance that the use of hedging transactions will be effective.  The New Index Fund is not required to engage in hedging transactions, and may choose not to do so.  A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

The New Index Fund might not employ any of the derivatives strategies described below, and there can be no assurance that any strategy used will succeed.  The New Index Fund’s success in employing derivatives strategies may depend on the investment manager’s correctly forecasting interest rates, market values or other economic factors, and there can be no assurance that the investment manager’s forecasts will be accurate.  If the investment manager’s forecasts are not accurate, the New Index Fund may end up in a worse position than if derivatives strategies had not been employed at all.

The New Index Fund’s ability to use certain derivative transactions may be limited by tax considerations and certain other legal considerations.  Further, suitable derivative transactions might not be available at all times or in all circumstances.  Described below are certain derivative instruments and trading strategies the New Index Fund may use (either separately or in combination) in seeking to achieve its overall investment objective.

Options Contracts

An options contract, or an “option,” is a type of derivative.  An option is an agreement between two parties in which one gives the other the right, but not the obligation, to buy or sell an Underlying Instrument at a set price (the “exercise price” or “strike price”) for a specified period of time.  The buyer of an option pays a premium for the opportunity to decide whether to carry out the transaction (exercise the option) when it is beneficial.  The option seller (writer) receives the initial premium and is obligated to carry out the transaction if and when the buyer exercises the option.  Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Underlying Instruments.  Options that are written on futures contracts, or futures options (discussed below), are subject to margin requirements similar to those applied to futures contracts.  The New Index Fund may engage in options transactions on any security or instrument in which it may invest, on any securities index based on securities in which it may invest or on any aggregates of equity and debt securities consisting of securities in which it may invest (aggregates are composites of equity or debt securities that are not tied to a commonly known index).  The New Index Fund may also enter into options on foreign currencies.  As with futures and swaps (discussed below), the success of any strategy involving options depends on the investment manager’s analysis of many economic and mathematical factors, and the New Index Fund’s return may be higher if it does not invest in such instruments at all.  The New Index Fund may only write “covered” options.  The sections below describe certain types of options and related techniques that the New Index Fund may use.

Call Options.  A call option gives the holder the right to purchase the Underlying Instrument at the exercise price for a fixed period of time.  The New Index Fund would typically purchase a call option in anticipation of an increase in value of the Underlying Instrument because owning the option allows the New Index Fund to participate in price increases on a more limited risk basis than if the New Index Fund had initially directly purchased the Underlying Instrument.  If, during the option period, the market value of the Underlying Instrument exceeds the exercise price, plus the option premium paid by the New Index Fund and any transaction costs the New Index Fund incurs in purchasing the option, the New Index Fund realizes a gain upon exercise of the option.  Otherwise, the New Index Fund realizes either no gain or a loss on its purchase of the option.

The New Index Fund is also permitted to write (i.e., sell) “covered” call options, which obligates the New Index Fund, in return for the option premium, to sell the Underlying Instrument to the option holder for the exercise price if the option is exercised at any time before or on its expiration date.  In order for a call option to be covered, the New Index Fund must have at least one of the following in place with respect to the option and for so long as the option is outstanding:  (i)  the New Index Fund owns the Underlying Instrument subject to the option (or, in the case of an option on an index, owns securities whose price changes are expected to be similar to those of the underlying index), (ii) the New Index Fund has an absolute and immediate right to acquire the Underlying Instrument without additional cash consideration (or for additional cash consideration so long as the New Index Fund segregates such additional cash amount) upon conversion or exchange of other securities in its portfolio, (iii) the New Index Fund enters into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the New Index Fund’s net exposure on its written option position, or (iv) the New Index Fund segregates assets with an aggregate value equal to the exercise price of the option.

The New Index Fund would typically write a call option to generate income from the option premium and/or in anticipation of a decrease, or only a limited increase (i.e., an increase that is less than the option premium received by the New Index Fund in writing the option), in the market value of the Underlying Instrument.  In writing a call option, however, the New Index Fund would not profit if the market value of the Underlying Instrument increases to an amount that exceeds the sum of the exercise price plus the premium received by the New Index Fund.  Also, the New Index Fund cannot sell the Underlying Instrument while the option is in effect unless the New Index Fund enters into a closing purchase transaction.  A closing purchase transaction cancels out the New Index Fund’s position as option writer by means of an offsetting purchase of an identical option prior to the expiration or exercise of the option it has written.

Put Options.  A put option gives the holder the right to sell the Underlying Instrument at the exercise price for a fixed period of time.  The New Index Fund would typically purchase a put option in anticipation of a decline in market values of securities.  This limits the New Index Fund’s potential for loss in the event that the market value of the Underlying Instrument falls below the exercise price.

The New Index Fund is also permitted to write covered put options on the securities or instruments in which it may invest.  In order for a put option to be covered, the New Index Fund must have at least one of the following in place with respect to the option and for so long as the option is outstanding:  (i) the New Index Fund enters into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the New Index Fund’s net exposure on its written option position or (ii) the New Index Fund segregates assets or cash with an aggregate value equal to the exercise price of the option.

The New Index Fund would typically write a put option on an Underlying Instrument to generate income from premiums and in anticipation of an increase or only a limited decrease in the value of the Underlying Instrument.  However, as writer of the put and in return for the option premium, the New Index Fund takes the risk that it may be required to purchase the Underlying Instrument at a price in excess of its market value at the time of purchase.  Because the purchaser may exercise its right under the option contract at any time during the option period, the New Index Fund has no control over when it may be required to purchase the Underlying Instrument unless it enters into a closing purchase transaction.

Collars and Straddles.  The New Index Fund may employ collars, which are options strategies in which a call with an exercise price greater than the price of the Underlying Instrument (an “out-of-the-money call”) is sold and an in-the-money put (where the exercise price is again above the price of the Underlying Instrument) is purchased, to preserve a certain return within a predetermined range of values.  The New Index Fund are also permitted to write covered straddles consisting of a combination of a call and a put written on the same Underlying Instrument.  A straddle is covered when sufficient assets are deposited to meet the New Index Fund’s immediate obligations.  The New Index Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, the New Index Fund will also segregate or designate on its books liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Options on Indices.  The New Index Fund is permitted to invest in options on any index made up of securities or other instruments in which the New Index Fund itself may invest.  Options on indices are similar to options on securities except that index options are always cash settled, which means that upon exercise of the option the holder receives cash equal to the difference between the closing price of the index and the exercise price of the option times a specified multiple that determines the total monetary value for each point of such difference.  As with other written options, all index options written by the New Index Fund must be covered.

Risks Associated with Options.  There are several risks associated with options transactions.  For example, there are significant differences between the options market and the securities markets that could result in imperfect correlation between the two markets.  Such imperfect correlation could then cause a given transaction to fail to achieve its objectives.  Options are also subject to the risks of an illiquid secondary market, whether those options are traded over-the-counter or on a national securities exchange.  There can be no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option at any particular time.  If the New Index Fund is unable to effect a closing purchase transaction with respect to options it has written, the New Index Fund will not be able to sell the Underlying Instruments or dispose of the segregated assets used to cover the options until the options expire or are exercised.  Similarly, if the New Index Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and would incur transaction costs upon the purchase or sale of the Underlying Instruments.  Moreover, the New Index Fund’s ability to engage in options transactions may be limited by tax considerations and other legal considerations.

The presence of a liquid secondary market on an options exchange may dry up for any or all of the following reasons:  (i) there may be insufficient trading interest in certain options; (ii) the exchange may impose restrictions on opening or closing transactions or both; (iii) the exchange may halt or suspend trading, or impose other restrictions, on particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal exchange operations; (v) the facilities of the exchange or its related clearing corporation may at times be inadequate to handle trading volume; and/or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular classes or series of options), in which event the secondary market on that exchange (or in such classes or series of options) would cease to exist.  However, if the secondary market on an exchange ceases to exist, it would be expected (though it cannot be guaranteed) that outstanding options on that exchange, if any, that had been issued as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The New Index Fund’s options transactions will also be subject to limitations, established by exchanges, boards of trade or other trading facilities, governing the maximum number of options in each class that may be written or purchased by any single investor or a group in investors acting in concert.  As such, the number of options the New Index Fund can write or purchase may be affected by options already written or purchased by other HVIT Funds.  An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits and/or impose sanctions.  Also, the hours of trading for options may not conform to the hours during which the Underlying Instruments are traded.  To the extent that the options markets close before the markets for the Underlying Instruments, significant price movements can take place in the underlying markets that would not be reflected in the options markets.

OTC options implicate additional liquidity and credit risks.  Unlike exchange-listed options, where an intermediary or clearing corporation assures that the options transactions are properly executed, the responsibility for performing OTC options transactions rests solely on the writer and holder of those options.  See “Additional Risk Factors and Considerations of OTC Transactions” below.

The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The successful use of options depends on the investment manager’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets.  See “Risk Factors in Derivative Instruments” below.

Additional Risk Associated with Options on Indices.  The writer’s payment obligation under an index option (which is a cash-settled option) usually equals a multiple of the difference between the exercise price, which was set at initiation of the option, and the closing index level on the date the option is exercised.  As such, index options implicate a “timing risk” that the value of the underlying index will change between the time the option is exercised by the option holder and the time the obligation thereunder is settled in cash by the option writer.

Futures Contracts and Options on Futures Contracts

A futures contract, which is a type of derivative, is a standardized, exchange-traded contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specified quantity of an Underlying Instrument at a specified price and specified future time.  The New Index Fund is generally permitted to invest in futures contracts and options on futures contracts with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities (aggregates are composites of equity or debt securities that are not tied to a commonly known index), interest rates, indices, commodities and other financial instruments.

No price is paid upon entering into a futures contract.  Rather, when the New Index Fund purchases or sells a futures contract it is required to post margin (“initial margin”) with the futures commission merchant (“FCM”) executing the transaction.  The margin required for a futures contract is usually less than ten percent of the contract value, but it is set by the exchange on which the contract is traded and may by modified during the term of the contract.  Subsequent payments, known as “variation margin,” to and from the FCM, will then be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates (a process known as “marking to market”).  If the New Index Fund has insufficient cash available to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.  Futures involve substantial leverage risk.

An option on a futures contract (“futures option”) gives the option holder the right (but not the obligation) to buy or sell its position in the underlying futures contract at a specified price on or before a specified expiration date.  As with a futures contract itself, the New Index Fund is required to deposit and maintain margin with respect to futures options it writes.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the New Index Fund.

The sale of a futures contract limits the New Index Fund’s risk of loss, prior to the futures contract’s expiration date, from a decline in the market value of portfolio holdings correlated with the futures contract.  In the event the market values of the portfolio holdings correlated with the futures contract increase rather than decrease, however, the New Index Fund will realize a loss on the futures position and a lower return on the portfolio than would have been realized without the purchase of the futures contract.

Positions taken in the futures markets are usually not held to maturity but instead liquidated through offsetting transactions that may result in a profit or loss.  While the New Index Fund’s futures contracts will usually be liquidated in this manner, the New Index Fund may instead make or take delivery of the Underlying Instrument whenever it appears economically advantageous to do so.

The New Index Fund is permitted to enter into a variety of futures contracts, including interest rate futures, index futures, currency futures and commodity futures, and options on such futures contracts.  The New Index Fund may also invest in instruments that have characteristics similar to futures contracts, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity or currency at a future point in time.  The risks of such investments reflect the risks of investing in futures and derivatives generally, including volatility and illiquidity.

Risks Associated with Futures and Futures Options.  The primary risks associated with the use of futures contracts and options are: (a) imperfect correlation between the change in market value of instruments held by the New Index Fund and the price of the futures contract or option; (b) the possible lack of an active market for a futures contract or option, or the lack of a liquid secondary market for a futures option, and the resulting inability to close the futures contract or option when desired; (c) losses, which are potentially unlimited, caused by unanticipated market movements; (d) the investment manager’s failure to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance in its obligations.  Futures contracts and futures options also involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the New Index Fund to purchase securities or currencies, require the New Index Fund to segregate assets to cover such contracts and options.  Moreover, futures are inherently volatile, and the New Index Fund’s ability to engage in futures transactions may be limited by tax considerations and other legal considerations.

U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

Additional Considerations of Commodity Futures Contracts.  In addition to the risks described above, there are several additional risks associated with transactions in commodity futures contracts.  In particular, the costs to store underlying physical commodities are reflected in the price of a commodity futures contract.  To the extent that storage costs for an underlying commodity change while the New Index Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.  Further, the commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments and may be subject to broad price fluctuations.

Other Considerations Related to Options and Futures Options.  The New Index Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended, (the “Code”) for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Foreign Currency Transactions

The New Index Fund may purchase and sell foreign currency options and foreign currency futures contracts and futures options, and they may engage in foreign currency transactions either on a spot (cash) basis at prevailing currency exchange rates or through forward currency contracts.  The New Index Fund may engage in these transactions to hedge, directly or indirectly, against currency fluctuations, for other investment purposes and to seek to enhance returns.  The New Index Fund may enter into currency transactions only with counterparties that the investment manager deems to be creditworthy.  Certain of the foreign currency transactions the New Index Fund may use are described below.

Forward Currency Contracts.  The New Index Fund may enter into forward currency contracts (“forwards”) in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the New Index Fund’s investments or as part of its investment strategy.  Forwards are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a set price on a future date.  The market value of a forward fluctuates with changes in foreign currency exchange rates.  Forwards are marked to market daily based upon foreign currency exchange rates from an independent pricing service, and the change in value is recorded as unrealized appreciation or depreciation.  The New Index Fund will record a realized gain or loss when the forward is closed.  Forwards are highly volatile, involve substantial currency risk and may also involve credit and liquidity risks.

The New Index Fund may use a forward in a “settlement hedge,” or “transaction hedge,” to lock in the U.S. dollar price on the purchase or sale of securities denominated in a foreign currency between the time when the security is purchased or sold and the time at which payment is received.  Forward contracts on foreign currency may also be used by the New Index Fund in anticipation generally of the New Index Fund’s making investments denominated in a foreign currency, even if the specific investments have not yet been selected by the investment manager.

In a “position hedge,” the New Index Fund uses a forward to hedge against a decline in the value of existing investments denominated in foreign currency.  For example, the New Index Fund may enter into a forward contract to sell Japanese yen in return for U.S. dollars in order to hedge against a possible decline in the yen’s value.  Position hedges tend to offset both positive and negative currency fluctuations.  Alternately, the New Index Fund could hedge its position by selling another currency expected to perform similarly to the Japanese yen.  This is called a “proxy hedge” and may offer advantages in terms of cost, yield or efficiency.  However, proxy hedges may result in losses if the currency used to hedge does not move in tandem with the currency in which the hedged securities are denominated.

The New Funs may also engage in cross-hedging by entering into forward contracts in one currency against a different currency.  Cross-hedging may be used to limit or increase exposure to a particular currency or to establish active exposure to the exchange rate between the two currencies.

Currency Swaps, Options and Futures.  In order to protect against currency fluctuations and for other investment purposes, the New Index Fund may enter into currency swaps, options and futures.  See “Options Contracts,” and “Futures Contracts and Options on Futures Contracts” herein.

Additional Risks Associated with Foreign Currency Transactions.

It is extremely difficult to forecast currency market movements, and whether any hedging or other investment strategy will be successful is highly uncertain.  Further, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward.  Therefore, the New Index Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the investment manager’s predictions regarding the movement of foreign currency or securities markets prove inaccurate.  To the extent the New Index Fund hedges against anticipated currency movements that do not occur, the New Index Fund may realize losses and decrease its total return as a result of its hedging transactions.  It is impossible to hedge fully or perfectly against the effects of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

The New Index Fund may buy or sell foreign currency options either on exchanges or in the OTC market.  Foreign currency transactions on foreign exchanges may not be regulated to the same extent as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities.  The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the New Index Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.  Foreign currency transactions are also subject to the risks inherent in investments in foreign markets.  Please see “Foreign Investments” below.

Risk Factors in Derivative Instruments

Derivatives are volatile and involve significant risks, including:

Correlation Risk — the risk that changes in the value of a derivative instrument will not match the changes in the value of the New Index Fund holdings that are being hedged.

Counterparty Risk — the risk that the counterparty to an OTC derivatives contract or a borrower of the New Index Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.

Credit Risk — the risk that the issuer of a security will not be able to make timely principal and interest payments.  Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the New Index Fund’s investment in and/or exposure to that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Index Risk — in respect of index-linked derivatives, the risks associated with changes in the underlying indices.  If an underlying index changes, the New Index Fund may receive lower interest payments or experience a reduction in the value of the derivative to below what the New Index Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction from the reference index), may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Interest Rate Risk — the risk that the value of an investment may decrease when interest rates rise because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk (interest rate risk is commonly measured by a fixed income investment’s duration).  Falling interest rates also create the potential for a decline in the New Index Fund’s income.

Leverage Risk — the risk associated with certain types of investments or trading strategies (for example, borrowing money to increase the amount being invested) that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that substantially exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like to sell them or at the price the seller believes the security is currently worth.

The potential loss on derivative instruments may be substantial relative to the initial investment therein.  The New Index Fund incurs transaction costs in opening and closing positions in derivative instruments.  There can be no assurance that the use of derivative instruments will be advantageous.

Regulatory Aspects of Derivatives and Hedging Instruments.

As a result of recent amendments to rules under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), Hartford Investment Management must either operate within certain guidelines and restrictions with respect to the New Index Fund’s use of futures, options on such futures, commodity options and certain swaps, or be subject to registration with the CFTC as a “commodity pool operator” (“CPO”) with respect to the New Index Fund and be required to operate the New Index Fund in compliance with certain disclosure, reporting, and recordkeeping requirements.

Previously, the CFTC permitted unlimited futures transactions and options thereon, so long as a fund had claimed an exclusion from registration as a CPO, and swap contracts were not formerly regulated by the CFTC.  Under the amended rules, the investment adviser of a registered investment company may claim an exemption from registration as a CPO only if the registered investment company that it advises uses futures contracts, options on such futures, commodity options and certain swaps solely for “bona fide hedging purposes,” or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts.

[The New Index Fund has filed a notice of eligibility claiming an exclusion from the definition of the term CPO and therefore the New Index Fund are not subject to registration or regulation as a CPO under the CEA.  In the event that the New Index Fund, which is not currently registered with or regulated by the CFTC, engages in transactions that require registration as a CPO in the future, the New Index Fund will comply with applicable regulations.  If the New Index Fund operates subject to CFTC regulation, it may incur additional expenses.]

Additional Risk Factors and Considerations of OTC Transactions

Certain derivatives traded in OTC markets, including swaps, OTC options and indexed securities, involve substantial liquidity risk.  This risk may be increased in times of financial stress if the trading market for OTC derivatives contracts or otherwise becomes restricted.  The absence of liquidity may make it difficult or impossible for the New Index Fund to ascertain a market value for such instruments and/or to sell them promptly and at an acceptable price.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the New Index Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the New Index Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations.  The counterparty’s failure to honor its obligations would result in the loss of any premium paid by the New Index Fund as well as the loss of any expected benefit of the transaction.  In addition, closing transactions can be made for OTC options only by negotiating directly with the counterparty or effecting a transaction in the secondary market (if any such market exists).  There can be no assurance that the New Index Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, the New Index Fund might be unable to close out an OTC option at any time prior to its expiration, if at all.

FOREIGN INVESTMENTS

The New Index Fund may invest in foreign issuers and borrowers, which include:  (1) companies organized outside of the United States, including in emerging market countries; (2) foreign sovereign governments and their agencies, authorities, instrumentalities and political subdivisions, including foreign states, provinces or municipalities; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States.  These securities may be denominated or quoted in, or pay income in, U.S. dollars or in a foreign currency. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer’s or borrower’s economic fortunes and risks are primarily linked with U.S. markets.

Investing in securities of foreign issuers and loans to foreign borrowers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. entities.  Less information may be available about foreign entities compared with U.S. entities.  For example, foreign issuers and borrowers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers and borrowers.  In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.  Other potential foreign market risks include difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.  In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities.  Any of these actions could severely affect security prices, impair the New Index Fund’s ability to purchase or sell foreign securities or transfer the New Index Fund’s assets or income back into the United States, or otherwise adversely affect the New Index Fund’s operations.

Currency Risk and Exchange Risk.  Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the New Index Fund’s investments in foreign securities as measured in U.S. dollars will be affected by changes in exchange rates.  Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars.  Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.  This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.  Moreover, transaction costs are incurred in connection with conversions between currencies.

Linked Notes.  The New Index Fund may invest in debt exchangeable for common stock, debt, currency or equity linked notes and similar linked securities (e.g., zero-strike warrants) (“LNs”), which are derivative securities, typically issued by a financial institution or special purpose entity, the performance of which depends on the performance of a corresponding foreign security or index.  Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock.  LNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined.  LNs are also subject to counterparty risk, which is the risk that the company issuing the LN may fail to pay the full amount due at maturity or redemption.  The New Index Fund may also have difficulty disposing of LNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.

Settlement Risk.  Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.  Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically generated in the settlement of U.S. investments.  Settlements in certain foreign countries at times have not kept pace with the number of securities transactions being undertaken; these problems may make it difficult for the New Index Fund to carry out transactions.  If the New Index Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may remain uninvested with no return earned thereon for some period.  There may also be the danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the New Index Fund.  Further, compensation schemes may be non-existent, limited or inadequate to meet the New Index Fund’s claims in any of these events.  In connection with any of these events, and other similar circumstances, the New Index Fund may experience losses because of failures of or defects in settlement systems.

There are additional and magnified risks involved with investments in emerging or developing markets, which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements that are less efficient than in developed markets.  In addition, the economies of emerging market countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.  Emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

GOVERNMENT INTERVENTION IN FINANCIAL MARKETS.  Recent instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility and, in some cases, a lack of liquidity.  Federal, state, and other governments, their regulatory agencies or self regulatory organizations may in the future take actions that affect the regulation of the instruments in which the New Index Fund invests, or the issuers of such instruments, in ways that are unforeseeable.  Legislation or regulation may also change the way in which the New Index Fund itself is regulated.  In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole.  The Dodd-Frank Act leaves many issues to be resolved by regulatory studies and rulemakings, and in some cases further remedial legislation, by deferring their resolution to a future date.  This legislation, as well as additional legislation and regulatory changes that may be enacted in the future, could change the fund industry as a whole and limit or preclude the New Index Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative effects on the liquidity, valuation and performance of the New Index Fund’s portfolio holdings.  Furthermore, volatile financial markets can expose the New Index Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the New Index Fund.  The New Index Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available.  Hartford Investment Management will monitor developments and seek to manage the New Index Fund in a manner consistent with achieving the New Index Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

HEALTHCARE-RELATED SECURITIES RISK.  Many healthcare-related companies are smaller and less seasoned than companies in other sectors.  Healthcare-related companies may also be strongly affected by scientific or technological developments, and their products may quickly become obsolete.  Further, many healthcare-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws.  A number of legislative proposals concerning healthcare have been introduced, considered or adopted by the U.S. Congress in recent years.  These span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and the promotion of prepaid healthcare plans.  The New Index Fund cannot predict what proposals will be enacted or what effect they may have on healthcare-related companies.

ILLIQUID INVESTMENTS.  The New Index Fund is permitted to invest in illiquid securities or other illiquid investments in an amount up to 15% of its net assets.  Illiquid investments are ones that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used for such investments in the determination of the New Index Fund’s net asset value.  The New Index Fund may not be able to sell illiquid securities or other investments when the investment manager considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid.  Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on the New Index Fund’s net asset value.

Securities and other investments purchased by the New Index Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the security, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated such that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to OTC securities, the continued viability of any OTC secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in the New Index Fund’s portfolio become illiquid, the New Index Fund may exceed its limit on illiquid instruments.  If this occurs, the New Index Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  However, this requirement will not force the New Index Fund to liquidate any portfolio instrument where the New Index Fund would suffer a loss on the sale of that instrument.

Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Board of Trustees.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists and thus negatively affect the New Index Fund’s net asset value.

Under interpretations of the SEC Staff, the following types of investments in which the New Index Fund may invest are considered illiquid:  (i) repurchase agreements maturing in more than seven days; (ii) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (iii) option contracts with respect to specific securities, that are not traded on a national securities exchange and not readily marketable; and (iv) any other securities or investments in which the New Index Fund may invest that are not readily marketable.

INDEX STRATEGY RISK.  An index fund is not actively “managed,” and therefore the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the New Index Fund’s portfolio.  The New Index Fund will remain invested in stocks even when stock prices are generally falling.

LENDING PORTFOLIO SECURITIES.  Subject to its investment restrictions set forth under “Investment Objectives and Policies”, and subject to the Board’s approval, the New Index Fund may from time to time lend portfolio securities to broker-dealers and other institutions as a means of earning additional income.  If one of the New Index Fund’s securities is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of the New Index Fund by the New Index Fund’s lending agent pursuant to collateral investment guidelines, which must be approved by the

Board.  The borrower is also required to pay the New Index Fund any dividends or distributions accruing on the loaned securities.

The New Index Fund does not have the right to vote proxies for securities that are on loan, but in order to vote the proxies it may recall loaned securities.  The Board has in the past and may in the future approve guidelines that define circumstances (generally, those that may have a material effect on the New Index Fund’s investment) under which a security should be restricted from lending (or recalled from lending) so that its proxies can be voted.  The New Index Fund’s right to recall loaned securities for purposes of voting proxies may not be exercised if, for example, the Board-approved guidelines did not require the security to be restricted from lending or recalled, or if it is determined to be in the best interests of the New Index Fund not to restrict or recall the security in order instead to earn additional income on the loan.  For more information about proxy voting policies and instances in which the New Index Fund’s investment manager may choose not to vote proxies, see “Proxy Voting Policies and Procedures” below.

The New Index Fund is subject to certain risks while its securities are on loan, including the following:  (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the New Index Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the principal value of the collateral invested may decline;  (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to recall the securities for purposes of voting may not be effective.

LIQUIDATION OF THE NEW INDEX FUND.  The Board may determine to close and liquidate the New Index Fund at any time.  Reasonable advance notice of the liquidation will be provided to shareholders.  The timing of any liquidation may not be favorable to certain individual shareholders.

MARKET RISK.  Market risk is the risk that one or more markets in which the New Index Fund invests will go down in value, including the possibility that such markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES. The New Index Fund may hold cash and invest in money market instruments at any time. The New Index Fund may invest a significant portion of its assets in cash and high quality money market instruments when the investment manager deems it appropriate, and may invest up to 100% of its total assets in cash or money market instruments for temporary defensive purposes.

Money market instruments include, but are not limited to: (1) banker’s acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars) and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements.  The New Index Fund may also invest in registered money market funds that invest in money market instruments, as permitted by regulations adopted under the 1940 Act.

OTHER CAPITAL SECURITIES.  Other capital securities encompass a group of instruments referred to in capital markets as “Hybrids,” “Tier I and Tier 2” and “TRUPS.” These securities give issuers flexibility in managing their capital structure.  The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity.  There are certain features that give the companies flexibility not commonly found in fixed income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default.  The deferral of interest payments, even for an extended period of time, is generally not an event of default, and the ability of the holders of such instruments to accelerate payment is generally more limited than with other debt securities.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS.  A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment.  A reverse repurchase agreement is a term used to describe the opposite side of a repurchase transaction.  The party that purchases and later resells a security is said to perform a repurchase; the other party, that sells and later repurchases a security is said to perform a reverse repurchase.  The New Index Fund is permitted to enter into fully collateralized repurchase agreements.  The Trust’s Board of Trustees has delegated to the investment manager the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the New Index Fund will engage in repurchase agreements.  The investment manager will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest.  Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price.  The New Index Fund could also lose money if it is unable to recover the securities and the value of the collateral held by the New Index Fund is less than the value of the securities.  In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan.  If the New Index Fund has not perfected a security interest in the underlying collateral, the New Index Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor.  As an unsecured creditor, the New Index Fund could lose some or all of the principal and interest involved in the transaction.  Reverse repurchase agreements are a type of borrowing that may increase the possibility of fluctuation in the New Index Fund’s net asset value.

RESTRICTED SECURITIES.  The New Index Fund may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the New Index Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the New Index Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the New Index Fund may be required to bear the expenses of registration. Certain of the New Index Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the New Index Fund may obtain access to material nonpublic information, which may restrict the New Index Fund’s ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted securities could hamper the New Index Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the New Index Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the New Index Fund) may have a subjective element. Transactions in restricted securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted securities. Where registration is required for restricted securities a considerable time period may elapse between the time the New Index Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the New Index Fund might obtain less favorable pricing terms that when it decided to sell the security.  The New Index Fund may purchase securities that may have restrictions on transfer or resale (including Rule 144A securities and Regulation S securities).  Depending upon the circumstances, the New Index Fund may only be able to sell these securities in the United States if an exemption from registration under the federal and state securities laws is available or may only be able to sell these securities outside of the United States (such as on a foreign exchange).  These securities may either be determined to be liquid or illiquid pursuant to policies and guidelines established by the Trust’s Board of Trustees.

TO BE ANNOUNCED (TBA) SECURITIES RISK.  TBA securities include when-issued and delayed delivery securities and forward commitments.  The New Index Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis.  When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction.  While the New Index Fund generally purchases securities on a when-issued basis with the intention of acquiring the securities, the New Index Fund may sell the securities before the settlement date if the investment manager deems it advisable.  Distributions attributable to any gains realized on such a sale are taxable to shareholders.  When-issued and delayed delivery securities and forward commitments involve the risk that the security the New Index Fund buys will lose value prior to its delivery.  There are also the risks that the security will never be issued or that the other party to the transaction will not meet its obligation.  If this occurs, the New Index Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

TRACKING ERROR RISK.  The New Index Fund’s performance may not match or correlate with that of the index it seeks to mimic, either on a daily or aggregate basis.  Factors such as cash flows, fund expenses, imperfect correlation between the New Index Fund’s portfolio and the component securities of the index, rounding of share prices, asset valuation, timing variances, changes to the composition of the index and regulatory requirements may cause the New Index Fund’s performance to diverge from the performance of the index.  Tracking error risk may cause the New Index Fund’s performance to be less than expected.

WARRANTS AND RIGHTS RISK.  Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.  Rights are similar to warrants but normally have a short life span to expiration.  The purchase of rights or warrants involves the risk that the New Index Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration.  Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.  Buying a warrant does not make the New Index Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

ZERO COUPON SECURITIES.  A zero coupon security is a security that makes no interest payments but is instead sold at a deep discount from its face value.  While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently.  As with other fixed income securities, zero coupon bonds are subject to interest rate and credit risk.  Some of these securities may be subject to substantially greater price fluctuations during periods of changing market rates than comparable securities that pay interest currently.  Longer term zero coupon bonds have greater interest rate risk than shorter term zero coupon bonds.

DISCLOSURE OF PORTFOLIO HOLDINGS

The New Index Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the New Index Fund’s website at www.[          ].com no earlier than 25 calendar days after the end of each month.  The New Index Fund also will publicly disclose on its web site its largest ten holdings in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month.

The New Index Fund, the New Index Fund’s investment manager, and the New Index Fund’s distributor (collectively, “Hartford”) also may confidentially or publicly disclose portfolio holdings on a more frequent basis if approved by the New Index Fund’s Chief Compliance Officer (“CCO”) and at least one other New Index Fund officer in accordance with the New Index Fund’s disclosure policy.

Portfolio holdings are disclosed to the New Index Fund’s custodian, independent registered public accounting firm, pricing service vendors and other persons who provide systems or software support in connection with New Index Fund operations, including accounting, compliance support and pricing, to the extent they require access to such information in order to fulfill their contractual obligations to the New Index Fund.  Portfolio holdings may also be disclosed to persons assisting the New Index Fund or its investment manager in the voting of proxies and to the New Index Fund’s bank lenders.  In connection with managing the New Index Fund, the New Index Fund’s investment manager may disclose the New Index Fund’s portfolio holdings to third-party vendors that provide analytical systems services to the New Index Fund’s investment manager on behalf of the New Index Fund and to certain third party industry information vendors, institutional investment consultants and asset allocation service providers.  With respect to each of these entities, portfolio holdings information will be released only in accordance with the above requirements.  From time to time, the New Index Fund may disclose portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation.

The HVIT Funds and other funds sponsored by affiliates of Hartford Investment Management (collectively, the “Hartford Life Affiliated Funds”) have entered into ongoing arrangements to disclose portfolio holdings to the following entities:

Accenture, LLP

BlackRock Financial Management, Inc.

Brown Brothers Harriman & Co.

CADIS Software Limited

Class Action Claims Management

Cleartelligence, Inc.

Compliance11

Confluence Technologies

Deloitte & Touche LLP (the New Index Fund’s Independent Registered Public Accounting Firm)

FactSet Research Systems Inc.

First Resource Group

Glass, Lewis & Co.

Interactive Data Corporation

Investment Technology Group, Inc.

J.P. Morgan Chase

J.P. Morgan Securities, Inc.

Lipper Inc.

Markit WSO Corporation

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Quantitative Services Group, LLC

SS&C Technologies, Inc.

State Street Bank and Trust Company (the New Index Fund’s custodian)

State Street Investment Management Solutions

SunGard Expert Solutions

Synthesis Technology

TerraNua U.S. Corp.

TATA Consulting

Wolters Kluwer Financial Services

Portfolio holdings are disclosed at various times to Lipper Inc. (on a monthly basis with a lag time of two days) in order to fulfill its obligations to the Hartford Life Affiliated Funds.  Portfolio holdings are disclosed on a daily basis to BlackRock Financial Management, Inc., Brown Brothers Harriman & Co., Compliance11, FactSet Research Systems Inc., Glass Lewis & Co., Investment Technology Group, Inc. (for certain Hartford Life Affiliated Funds), J.P. Morgan Chase, Markit WSO Corporation (for certain Hartford Life Affiliated Funds), Quantitative Services Group, SS&C Technologies, Inc., State Street Bank and Trust Company, State Street Investment Management Solutions, SunGard Expert Solutions and TerraNua U.S. Corp.  Portfolio holdings are disclosed on a weekly basis to Investment Technology Group, Inc., (for certain Hartford Life Affiliated Funds) with no lag time.  Portfolio holdings are disclosed to J.P. Morgan Securities, Class Action Claims Management, Synthesis Technology and Wolters Kluwer Financial Services on a monthly basis, with lag times of five calendar days, two days, five days, and two days, respectively.  Portfolio holdings are disclosed to Confluence Technologies, Interactive Data Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Synthesis Technology on a quarterly basis, with lag times of three, three, five and twelve business days, respectively. Portfolio holdings are disclosed to Accenture, LLP, CADIS Software Limited, Cleartelligence, Inc., First Resource Group and TATA Consulting periodically, as needed, with no delay.  Portfolio holdings are disclosed to the Hartford Life Affiliated Funds’ independent registered public accounting firm(s) at least annually and otherwise upon request as necessary to enable the Hartford Life Affiliated Funds’ independent registered public accounting firm(s) to provide services to the Hartford Life Affiliated Funds, with no lag time.  Additionally, when purchasing and selling its portfolio securities through broker-dealers, requesting bids on securities or obtaining price quotations on securities, the Hartford Life Affiliated Funds may disclose one or more of their portfolio securities to the party effecting the transaction or providing the information.

Additionally, Hartford may provide oral or written information (“portfolio commentary”) about the New Index Fund, including, but not limited to, how the New Index Fund’s investments are divided among (i) various sectors, industries and countries, (ii) value and growth stocks and small, mid and large-cap stocks, (iii) stocks, bonds, currencies and cash and, as applicable, (iv) types of bonds, bond maturities, bond coupons and bond credit quality ratings.  This portfolio commentary may also include information on factors that contributed to the New Index Fund’s performance, including these relative weightings. Hartford may also provide oral or written information (“statistical information”) about various financial characteristics of the New Index Fund or its underlying portfolio securities including, but not limited to, beta, duration, maturity, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, tracking error, weighted average quality, market capitalization, percent debt to equity, dividend yield or growth, default rate, portfolio turnover, risk and style characteristics or other similar information. This portfolio commentary and statistical information about the New Index Fund may be based on the New Index Fund’s most recent quarter-end portfolio, month-end or on some other interim period. Portfolio commentary and statistical information may be available on the New Index Fund’s website or may be provided to members of the press, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers or current or potential shareholders in the New Index Fund or their representatives.  The content and nature of the information provided to each of these persons may differ.

Hartford has implemented procedures reasonably designed to ensure that (1) any disclosure of the New Index Fund’s portfolio securities is made pursuant to a practice or arrangement approved in accordance with the New Index Fund’s policy; (2) personnel who are in a position to disclose New Index Fund portfolio holdings are appropriately trained to comply with the New Index Fund’s policies regarding the disclosure of portfolio holdings; and  (3) each approved disclosure arrangement or practice is documented by the New Index Fund’s CCO or his/her designee.

In no event will Hartford or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of New Index Fund portfolio holdings.

The New Index Fund’s CCO is responsible for addressing conflicts of interest between the interests of New Index Fund shareholders, on the one hand, and the interests of the New Index Fund’s investment manager, principal underwriter, or any affiliated person of the New Index Fund, its investment manager or its principal underwriter, on the other.  Every violation of the portfolio holdings disclosure policy must be reported to the New Fund’s CCO.

The Board of Trustees of the Trust review and approve the New Index Fund’s policy on disclosure of portfolio holdings.  The CCO for the New Index Fund’s investment manager will provide summaries of all newly approved arrangements and report exceptions to and material violations of this policy to the Board of Trustees of the Trust.  There can be no assurance, however, that the New Index Fund’s portfolio holdings disclosure policy will prevent the misuse of such information by individuals or firms that receive such information.

FUND MANAGEMENT

The Board of Trustees and officers of the Trust, their business addresses, principal occupations for at least the past five years and years of birth are listed in the tables below.  The Trust’s Board of Trustees (i) provides broad supervision over the affairs of the Trust and the New Index Fund and (ii) elects officers who are responsible for the day-to-day operations of the New Index Fund and the execution of policies formulated by the Board of Trustees. The first table below provides information about those trustees who are deemed not to be “interested persons” of the Trust, as that term is defined in the 1940 Act (i.e., “non-interested trustees”), while the second table below provides information about the Trust’s “interested” trustee and the Trust’s officers.

Non-Interested Trustees

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE TRUST	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
PAUL BRAVERMAN (1949) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014

Mr. Braverman is a private investor. He was a Partner and Chief Financial Officer of Wellington Management Company, LLP until 2007. He currently serves as a board member at Aesir Capital Management and Claren Road Asset Management, investment advisory firms, MPAM USS Credit Fund, a Cayman private fund, and the New England Conservatory.

				[13]	Mr. Braverman currently serves as Director of Courier Corporation and as an Independent Trustee of GMO Trust (December 2008 to present) (54 funds overseen).

MARK OSTERHELD (1955) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Mr. Osterheld is a private investor. Mr. Osterheld was Vice President of Treasury Oversight at Fidelity Investments until 2013.	[13]	None.

VANESSA WILSON (1959) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014

Ms. Wilson is Chief Financial Officer and Managing Director of Golden Seeds LLC, a venture capital firm. Ms. Wilson worked for Deutsche Bank Securities until 2007, where she was a Managing Director and an equity research analyst.

				[13]	Ms. Wilson currently serves as Director of Protective Life Corporation.

*                                         Term of Office: Each trustee may serve until his or her successor is elected and qualifies.

Officers and Interested Trustees

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE TRUST	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

BRION JOHNSON** (1960) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee and Chairman of the Board	Since 2014

Mr. Johnson serves as President of Hartford Investment Management. From 2011 to 2012, Mr. Johnson served as a Managing Director, Chief Financial Officer and Head of Strategy and Development for Hartford Investment Management. Prior to joining Hartford Investment Management, Mr. Johnson served as Managing Member of Shoreline Arts and Publishing, LLC, a publishing and marketing business. From 2001 to 2008, Mr. Johnson was Executive Vice President and Head of Portfolio Management of PPM America, an affiliate of Prudential, plc.

				[13]	None.

HUGH WHELAN** (1960) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014

Mr. Whelan is a private investor. Mr. Whelan was the Head of Quantitative Equities and Interim President of Hartford Investment Management until 2012. Prior to joining Hartford Investment Management, Mr. Whelan was the Head of Quantitative Equities at ING Investment Management from 2001 to 2005.

				[13]	None.

MICHAEL BELL (1969) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Treasurer	Since 2014	Mr. Bell currently serves as Senior Vice President and Chief Financial Officer of Hartford Investment Management.	N/A	N/A

ROBERT LEWTON (1971) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Chief Compliance Officer	Since 2014

Mr. Lewton currently serves as Chief Compliance Officer of Hartford Investment Management Company. Prior to 2010, he served as Senior Counsel in the Investment Law Group at Hartford Investment Management Company.

				N/A	N/A

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE TRUST	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

BRENDA PAGE (1965) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Secretary	Since 2014	Ms. Page currently serves as Vice President and Assistant General Counsel of The Hartford and Director of the Investment Law Group of Hartford Investment Management.	N/A	N/A

MATTHEW POZNAR (1959) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	President	Since 2014	Mr. Poznar currently serves as an Executive Vice President in the General Account Portfolio Management Group of Hartford Investment Management.	N/A	N/A

*                 Term of Office: Each officer and Trustee may serve until his or her successor is elected and qualifies.

**          “Interested person”, as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, Hartford Investment Management or affiliated companies.

BOARD OF TRUSTEES.  The Trust has a Board of Trustees.  The Board is responsible for oversight of the HVIT Funds.  The Board elects officers who are responsible for the day to day operations of the HVIT Funds.  The Board oversees the investment manager and the other principal service providers of the HVIT Funds.  The Board currently holds four regularly scheduled meetings throughout each year.  In addition, the Board may hold special meetings at other times either in person or by telephone.  As described in more detail below, the Board has established one standing committee that assists the Board in fulfilling its oversight responsibilities:  the Audit Committee.

The Board is chaired by an Interested Trustee (the “Chairman”), and does not have a lead independent Trustee.  Given that the Trust is a newly-formed entity, the Board has determined that the Chairman being an Interested Trustee is appropriate for the Trust at this stage, and that there is no need to appoint a lead independent Trustee to facilitate the operations of the Board.  The Chairman (i) presides at Board meetings and participates in the preparation of agendas for the meetings, (ii) acts as a liaison with the HVIT Funds’ officers, investment manager and other trustees between meetings and (iii) coordinates Board activities and functions with the Chairman of the Audit Committee.  The Chairman may also perform such other functions as may be requested by the Board from time to time.  The Board has determined that the Board’s leadership and committee structure is appropriate because it provides structure for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment.  In addition, the committee structure permits an efficient allocation of responsibility among Trustees.

The Board oversees risk as part of its general oversight of the HVIT Funds and risk is addressed as part of various Board and Committee activities.  The HVIT Funds are subject to a number of risks, including investment, compliance, financial, operational and valuation risks.  The HVIT Funds’ officers and service providers, which are responsible for the day to day operations of the HVIT Funds, implement risk management in their activities.  The Board recognizes that it is not possible to identify all of the risks that may affect the HVIT Funds, and that it is not possible to develop processes and controls to eliminate all risks and their possible effects.  The Audit Committee plays a lead role in receiving reports from management regarding risk assessment and management.  The Audit Committee assists the Board in reviewing financial matters, including matters relating to financial reporting risks and valuation risks.  The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

STANDING COMMITTEES.  The Board of Trustees has established an Audit Committee.

The Audit Committee currently consists of the following non-interested trustees: Paul Braverman, Mark Osterheld and Vanessa Wilson.  Mr. Osterheld serves as Chairman of the Audit Committee.  The Audit Committee (i) oversees the HVIT Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers, (ii) assists the Board of Trustees in its oversight of the qualifications, independence and performance of the HVIT Funds’ independent registered public accounting firm; the quality, objectivity and integrity of the HVIT Funds’ financial statements and the independent audit thereof; and the performance of the HVIT Fund’s internal audit function, and (iii) acts as a liaison between the HVIT Funds’ independent registered public accounting firm and the respective full Board.  The HVIT Funds’ independent registered accounting firm reports directly to the Audit Committee, and the Audit Committee regularly reports to the Board of Trustees.

As the Trust is new, during the past fiscal year, the Audit Committee held no meetings.

TRUSTEE QUALIFICATIONS.  The governing documents for the Trust do not set forth any specific qualifications to serve as a Trustee.

The Board has concluded, based on each trustee’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of other trustees, that each trustee is qualified to serve as a trustee for the HVIT Funds.  Among the attributes and skills common to all trustees are the ability to review, evaluate and discuss information and proposals provided to them regarding the HVIT Funds, the ability to interact effectively with management and service providers, and the ability to exercise independent business judgment.  Each trustee’s ability to perform his or her duties effectively has been attained through the trustee’s education and work experience, as well as service as a trustee for other entities.  Set forth below is a brief description of the specific experience of each trustee.  Additional details regarding the background of each trustee is included in the chart earlier in this section.

Paul Braverman.  Mr. Braverman has served as a Trustee of the HVIT Funds since 2014.  Mr. Braverman currently holds board positions with two registered investment advisers, a registered investment company and a private fund, and spent over twenty years serving in numerous management positions at a registered investment adviser, where he had responsibility for issues ranging from governance, finance, and tax to corporate operations, among others.

Mark Osterheld.  Mr. Osterheld has served as a Trustee of the HVIT Funds since 2014.  Mr. Osterheld has many years of experience in the financial services industry, specializing in the areas of auditing, accounting, valuation and risk management.

Vanessa Wilson.  Ms. Wilson has served as a Trustee of the HVIT Funds since 2014.  Ms. Wilson currently serves as managing director for a venture capital firm, overseeing accounting, taxation and compliance for several venture capital funds.  Ms. Wilson also serves on the board of a large public company and serves as the financial expert on the board’s audit committee.  Ms. Wilson has many years of experience in the financial services industry.

Brion Johnson.  Mr. Johnson has served as a Trustee of the HVIT Funds since 2014.  Mr. Johnson currently serves as a Managing Director, Chief Financial Officer and Head of Strategy and Development for Hartford Investment Management.  Mr. Johnson has many years of experience in the insurance and investment management industries.

Hugh Whelan.  Mr. Whelan has served as a Trustee of the HVIT Funds since 2014.  Mr. Whelan has many years of experience in portfolio management, focusing on various equity and asset allocation strategies, including quantitative equities.

Because there were no shares of the HVIT Funds outstanding as of the date of this SAI, the Trustees and officers, as a group, owned 0.00% of the HVIT Funds’ outstanding shares.

COMPENSATION OF OFFICERS AND TRUSTEES.  The HVIT Funds may pay a portion of the CCO’s compensation, but otherwise do not pay salaries or compensation to any of their officers or trustees who are employed by The Hartford. The chart below sets forth the estimated compensation that will be paid by the Trust to the following trustees for the fiscal year ended December 31, 2014 and certain other information.

Name of Person, Position	Aggregate Compensation From Trust	Pension Or Retirement Benefits Accrued As Part of HVIT Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the HVIT Funds And Fund Complex Paid To Trustees
Paul Braverman, Trustee	$55,000	$0	$0	$55,000
Mark Osterheld, Trustee	$55,000	$0	$0	$55,000
Hugh Whelan, Trustee	$55,000	$0	$0	$55,000
Vanessa Wilson, Trustee	$55,000	$0	$0	$55,000

The Trust’s Agreement and Declaration of Trust provide that the Trust to the fullest extent permitted by law shall indemnify the Trustees and officers of the New Index Fund.

INVESTMENT MANAGEMENT ARRANGEMENTS

The Trust, on behalf of the New Index Fund, has entered into an investment management agreement with Hartford Investment Management Company (“Hartford Investment Management”).  The agreement provides that Hartford Investment Management, subject to the supervision and approval of the Trust’s Board of Trustees, is responsible for the management of the New Index Fund. Hartford Investment Management is responsible for investment management supervision of all HVIT Funds.  Hartford Investment Management is responsible for (among other things) the day-to-day investment and reinvestment of the assets of the New Index Fund and furnishing the New Index Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for the New Index Fund.  In addition, pursuant to the investment management agreement, Hartford Investment Management or its affiliate(s) provides administrative services to the New Index Fund including personnel, services, equipment and facilities and office space for proper operation of the New Index Fund.  The investment management agreement does not require Hartford Investment Management to bear the costs of the New Index Fund’s transfer agent, registrar and dividend disbursing agent.

As provided by the investment management agreement, the New Index Fund pays a monthly management fee to Hartford Investment Management (which covers, in addition to investment management services, certain administrative services). These fees are accrued daily and paid monthly, equal on an annual basis to a stated percentage of the New Index Fund’s average daily net assets.

Management Fees

The New Index Fund pays a monthly management fee to Hartford Investment Management based on a stated percentage of the New Index Fund’s average daily net asset value as follows:

Average Daily Net Assets	Annual Rate
First $2 billion	0.3000%
Next $3 billion	0.2000%
Next $5 billion	0.1800%
Amount Over $10 billion	0.1700%

Advisory Fee Payment History

The following charts show, for each of the last three fiscal years, (i) the amount of advisory fees paid by the Index Fund to its investment adviser, Hartford Funds Management Company, LLC; and (ii) the aggregate amount of sub-advisory fees, if any, paid by the Index Fund’s investment adviser, with respect to the Index Fund, to any sub-advisers with which the Index Fund’s investment adviser is affiliated (“Affiliated Managers”).  The fees paid to the Affiliated Managers are shown both in dollars and as a percentage of the Index Fund’s average daily net assets that they managed during the applicable period. Prior to January 1, 2013, HL Investment Advisors, LLC (“HL Advisors”) served as the Index Fund’s investment adviser.  Therefore, investment advisory fees paid prior to January 1, 2013 reflect payments made to HL Advisors.

Gross Fees Payable to the investment adviser 2013	Investment Advisory Fee Waiver 2013	Net Fees Paid to investment adviser 2013	Net Aggregate Subadvisory Fees Paid to Affiliated Managers (at cost) 2013	% Net Aggregate Subadvisory Fees Paid to Affiliated Managers (at cost) 2013
$3,307,812	$—	$3,307,812	$1,823,031	0.17%

Gross Fees Payable to the investment adviser 2012	Investment Advisory Fee Waiver 2012	Net Fees Paid to investment adviser 2012	Net Aggregate Subadvisory Fees Paid to Affiliated Managers (at cost) 2012	% Net Aggregate Subadvisory Fees Paid to Affiliated Managers (at cost) 2012
$2,982,145	$—	$2,982,145	$1,712,205	0.17%

Gross Fees Payable to the investment adviser 2011	Investment Advisory Fee Waiver 2011	Net Fees Paid to investment adviser 2011	Net Aggregate Subadvisory Fees Paid to Affiliated Managers (at cost) 2011	% Net Aggregate Subadvisory Fees Paid to Affiliated Managers (at cost) 2011
$2,920,370	$—	$2,920,370	$1,748,000	0.18%

Pursuant to the investment management agreement, Hartford Investment Management is not liable to the New Index Fund or its shareholders for an error of judgment or mistake of law or for a loss suffered by the New Index Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of Hartford Investment Management in the performance of their duties or from their reckless disregard of the obligations and duties under the agreement.

Hartford Investment Management is located at One Hartford Plaza, Hartford, Connecticut 06155, was organized in 1996 and is a wholly owned subsidiary of The Hartford.  Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts.  As of December 31, 2013, Hartford Investment Management had investment management authority over approximately $112.6 billion in assets.

Hartford Investment Management, and its affiliates, may make payments from time to time from their own resources, which may include the management fees paid by the New Index Fund, to compensate broker dealers, financial institutions, and other persons for providing distribution assistance and administrative services and to otherwise indirectly promote the sale of shares of the New Index Fund by promoting the sale of variable contracts including paying for the preparation, printing and distribution of prospectuses and sales literature or other promotional activities.

PORTFOLIO MANAGERS

Other Accounts Managed by Hartford Investment Management’s Portfolio Managers

The following table lists the number and types of other accounts managed by the Hartford Investment Management portfolio managers and assets under management in those accounts as of December 31, 2013:

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS	ASSETS MANAGED (in millions)	POOLED ACCOUNTS	ASSETS MANAGED (in millions)	OTHER ACCOUNTS	ASSETS MANAGED (in millions)

Deane Gyllenhaal	1	$98.2	5	$2,053.2	5	$3,770.4

Conflicts of Interest between the New Index Fund and Other Accounts

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise.  Portfolio managers, including assistant portfolio managers, at Hartford Investment Management manage multiple portfolios for multiple clients.  These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), commingled trust accounts and other types of funds.  The portfolios managed by portfolio managers may have investment objectives, strategies and risk profiles that differ from those of the New Index Fund.  Portfolio managers make investment decisions for each portfolio, including the New Index Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio.  Consequently, the portfolio managers may purchase securities for one portfolio and not another portfolio.  Securities purchased in one portfolio may perform better than the securities purchased for another portfolio, and vice versa.  A portfolio manager or other investment professional at Hartford Investment Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the New Index Fund, or make investment decisions that are similar to those made for the New Index Fund, both of which have the potential to adversely impact the New Index Fund depending on market conditions.  In addition, some of these portfolios have fee structures that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the New Index Fund to Hartford Investment Management.  Because a portfolio manager’s compensation is affected by revenues earned by Hartford Investment Management, the incentives associated with the New Index Fund may be significantly higher or lower than those associated with other accounts managed by a given portfolio manager.

Hartford Investment Management’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly.  Hartford Investment Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Hartford Investment Management monitors a variety of areas, including compliance with the New Index Fund’s primary guidelines, the allocation of securities, and compliance with Hartford Investment Management’s Code of Ethics.  Furthermore, senior investment and business personnel at Hartford Investment Management periodically review the performance of Hartford Investment Management’s portfolio managers.  Although Hartford Investment Management does not track the time a portfolio manager spends on a single portfolio, Hartford Investment Management does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager’s overall book of business.

Material conflicts of interest may arise when allocating and/or aggregating trades.  Hartford Investment Management may aggregate into a single trade order several individual contemporaneous client trade orders for a single security, absent specific client directions to the contrary.  It is the policy of Hartford Investment Management that when a decision is made to aggregate transactions on behalf of more than one account (including the New Index Fund or other accounts over which it has discretionary authority), such transactions will be allocated to all participating client accounts in a fair and equitable manner in accordance with Hartford Investment Management’s trade allocation policy.  The trade allocation policy is described in Hartford Investment Management’s Form ADV.  Hartford Investment Management’s compliance unit monitors block transactions to assure adherence to the trade allocation policy.

Compensation of Hartford Investment Management’s Portfolio Managers

The compensation package for portfolio managers of Hartford Investment Management consists of three components, which are base pay, annual cash incentive and long-term incentive.  The base pay program provides a level of base salary that is market competitive and representative of the role performed by each portfolio manager.

The annual incentive plan provides cash bonuses dependent upon the combined financial performance of The Hartford and Hartford Investment Management along with individual achievement. In determining the level of annual bonus funding allocated to Hartford Investment Management, both quantitative as well as qualitative factors are considered in assessing the firm’s performance.  These include both short and long term investment performance relative to peer groups and benchmarks, achieving investment income targets, and other qualitative factors such strengthening risk management capability and operational excellence.  The final bonus pool reflecting this assessment is approved by the Compensation Committee of The Hartford’s Board of Directors.

The annual cash bonus paid to individual portfolio managers is awarded at the sole discretion of management and takes into consideration a number of factors linked to individual performance.  These include a number of qualitative and quantitative factors such as the relative performance their assigned portfolios achieved compared to a relative peer group and/or benchmark.  A listing of each HVIT Fund and the benchmark by which such HVIT Fund is measured can be found below and is primarily geared to reward top quartile performance on a trailing three-year basis. Qualitative factors such as leadership, teamwork and other strategic contributions made during the year are also considered.

The long-term incentive plan provides an opportunity for portfolio managers and other key contributors to Hartford Investment Management to be rewarded in the future based on the performance of Hartford Investment Management and the broader success of The Hartford. The size of the actual individual awards can vary greatly.  Awards are primarily in the form of restricted stock units of The Hartford.  Restricted stock units represent a contingent right to receive shares of The Hartford’s common stock. One unit is equal to one share. These awards will cliff vest over a three year period, with 100% of the award vesting on the third anniversary of the date of the grant.  Once vested, shares of The Hartford stock in unrestricted form are issued.

Annual awards granted to Managing Directors of the firm are comprised of a combination of restricted stock units (75%) and performance shares (25%). Performance shares represent an award of The Hartford’s common stock based on two equally weighted measurements: relative Total Shareholder Return (TSR) and the achievement of Core Return on Equity (ROE).  Thus, the percentage of performance shares that ultimately vest at the conclusion of the three year performance period will rely on the relative TSR achieved against a select peer group of insurance companies and the achievement of Core ROE based on core earnings over the period.  The restricted stock units awarded to Managing Directors also cliff vest over a three year period, with 100% of the award vesting on the third anniversary of the date of the grant.

All portfolio managers are eligible to participate in The Hartford’s standard employee health and welfare programs, including retirement.

The benchmark by which the New Index Fund’s performance is measured for compensation purposes is as follows:

HVIT Fund	Benchmark

HIMCO VIT Index Fund	S&P 500 Index

Equity Securities Beneficially Owned by Hartford Investment Management’s Portfolio Manager

The dollar range of equity securities beneficially owned by Hartford Investment Management portfolio managers in the Index Fund he sub-advised is as follows as of December 31, 2013:

Portfolio Manager	Index Fund Sub-Advised/Managed	Dollar Range of Equity Securities Beneficially Owned

Deane Gyllenhaal	Hartford Index HLS Fund	None

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities.  Subject to any policy established by the Trust’s Board of Trustees, Hartford Investment Management is primarily responsible for the investment decisions of the New Index Fund and the placing of its portfolio transactions. In placing brokerage orders, it is the policy of the New Index Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While Hartford Investment Management generally seeks reasonably competitive spreads or commissions, the New Index Fund does not necessarily pay the lowest possible spread or commission.  Hartford Investment Management may direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for the New Index Fund.

Hartford Investment Management generally deals directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. In addition, Hartford Investment Management may effect certain “riskless principal” transactions through certain dealers in the over-the-counter market under which “commissions” are paid on such transactions.  Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

While Hartford Investment Management seeks to obtain the most favorable net results in effecting transactions in the New Index Fund’s portfolio securities, broker-dealers who provide investment research to Hartford Investment Management may receive orders for transactions from Hartford Investment Management.  Such research services ordinarily consist of assessments and analyses of or affecting the business or prospects of a company, industry, economic sector or financial market.  To the extent consistent with Section 28(e) of the 1934 Act, Hartford Investment Management may cause the New Index Fund to pay a broker-dealer that provides “brokerage and research services” (as defined in the 1934 Act) to Hartford Investment Management an amount in respect of securities transactions for the New Index Fund in excess of the amount that another broker-dealer would have charged in respect of that transaction.  Information so received is in addition to and not in lieu of the services required that Hartford Investment Management must perform under the investment advisory agreement.  In circumstances where two or more broker-dealers are equally capable of providing best execution, Hartford Investment Management may, but is under no obligation to, choose the broker-dealer that provides superior research or analysis as determined by Hartford Investment Management in its sole discretion.  The management fee paid by the New Index Fund is not reduced because Hartford Investment Management, or its affiliates, receive these services even though they might otherwise be required to purchase some of these services for cash.  Some of these services are of value to Hartford Investment Management, or its affiliates, in advising various of their clients (including the New Index Fund), although not all of these services are necessarily useful and of value in managing the New Index Fund.

To the extent that accounts managed by Hartford Investment Management are simultaneously engaged in the purchase of the same security as the New Index Fund then, as authorized by the Trust’s Board of Trustees, available securities may be allocated to the New Index Fund and another client account and may be averaged as to price in a manner determined by Hartford Investment Management to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by the New Index Fund. In some cases, this system might adversely affect the price paid by the New Index Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for the New Index Fund (for example, in the case of a small issue).

Accounts managed by Hartford Investment Management (or its affiliates) may hold securities held by the New Index Fund.  Because of different investment objectives or other factors, a particular security may be purchased by Hartford Investment Management for one or more clients when one or more other clients are selling the same security.

Hartford Investment Management has determined that at present it will utilize soft dollars to obtain only:  (i) brokerage services; (ii) research created and provided by a broker-dealer involved in effecting a trade (i.e., research provided by a full service broker-dealer, or provided by a broker-dealer to which a portion of a trade is directed for the purpose of obtaining access to the research, in either case on a bundled basis); and (iii) access to management personnel. Hartford Investment Management will not at present utilize soft dollars to obtain research from parties who have no role in effecting a trade.

For the fiscal years ended December 31, 2013, December 31, 2012 and December 31, 2011, the Index Fund paid the following brokerage commissions:

2013	2012	2011
$14,600	$16,349	$23,001

In general, changes in the amount of brokerage commissions paid by the New Index Fund are due primarily to the New Index Fund’s asset growth, cash flows and changes in portfolio turnover.

The following table identifies the Index Fund’s regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) whose securities the Index Fund has acquired during the fiscal year ended December 31, 2013 and the value of the Index Fund’s aggregate holdings of each such issuer as of December 31, 2013.

Regular Broker or Dealer	Aggregate Value (in Thousands)
Banc of America Securities LLC	$11,754
Citigroup Global Markets, Inc.	11,188
Goldman Sachs & Co.	5,283
JP Morgan Securities, Inc.	15,559
Morgan Stanley & Co., Inc.	3,076
RBS Securities, Inc.	10,111
State Street Global Markets LLC	2,280
Wells Fargo & Co.	15,401

FUND EXPENSES

The New Index Fund pays its own expenses including, without limitation:  (1) expenses of maintaining the New Index Fund and continuing its existence; (2) registration of the New Index Fund under the 1940 Act; (3) auditing, accounting and legal expenses; (4) taxes and interest; (5) governmental fees; (6) expenses of issue, sale, repurchase and redemption of New Index Fund shares; (7) expenses of registering and qualifying the New Index Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the New Index Fund and of the New Index Fund’s principal underwriter, if any, as broker-dealer or agent under state securities laws; (8) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations thereof; (9) expenses of reports to governmental officers and commissions; (10) insurance expenses; (11) fees, expenses and disbursements of custodians for all services to the New Index Fund; (12) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the New Index Fund; (13) expenses for servicing shareholder accounts; (14) any direct charges to shareholders approved by the trustees of the New Index Fund; (15) compensation and expenses of trustees of the New Index Fund, other than those who are also officers of The Hartford; and (16) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the New Index Fund to indemnify its trustees and officers with respect thereto.

FUND ADMINISTRATION AND OTHER SERVICES

The management fee paid by the New Index Fund to Hartford Investment Management covers, in addition to investment advisory services, certain administrative services that are provided to the New Index Fund.  Pursuant to an agreement between Hartford Investment Management and Hartford Life Insurance Company (“Hartford Life”) (an affiliate of Hartford Investment Management), Hartford Life provides certain administrative services to variable annuity and variable life insurance separate accounts of Hartford Life and its affiliates that are invested in the New Index Fund.  In return for these administrative services, Hartford Investment Management pays Hartford Life a monthly fee at the annual rate of 0.25% of the average daily net assets of the Hartford Life’s variable annuity and variable life insurance separate accounts that are invested in the New Index Fund.  This fee is paid out of the management fee and not by the New Index Fund.  In addition, Hartford Investment Management and its affiliates may pay, out of their own assets, compensation to third-party administrators for recordkeeping and other administrative services.

DISTRIBUTION ARRANGEMENTS

The New Index Fund’s shares are sold by HIMCO Distribution Services Company (“HDS” or the “distributor”), a wholly owned subsidiary of The Hartford, on a continuous basis to separate accounts sponsored by The Hartford and its affiliates and to certain qualified retirement plans.  The New Index Fund’s shares may also be sold by the distributor on a continuous basis to separate accounts sponsored by other insurance companies.

The Trust, on behalf of the New Index Fund, has adopted a distribution plan (“Class IB Distribution Plan”) for Class IB shares pursuant to the approval of the Board of Trustees of the Trust in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable market conduct rules of the Financial Industry Regulatory Authority (“FINRA”) concerning asset based sales charges.

The distributor is authorized by the Trust to receive purchase and redemption orders on behalf of the New Index Fund. The distributor has authorized one or more financial services institutions and/or qualified plan intermediaries to receive purchase and redemption orders on behalf of the New Index Fund, subject to the New Index Fund’s policies and procedures with respect to frequent purchases and redemptions of New Index Fund shares and applicable law. In these circumstances, the New Index Fund will be deemed to have received a purchase or redemption order when an authorized financial services institution and/or qualified plan intermediary receives the order.  Orders will be priced at the New Index Fund’s next net asset value computed after the orders are received by an authorized financial services institution and/or qualified plan intermediary and accepted by the New Index Fund. The New Index Fund’s net asset value is determined in the manner described in the Proxy Statement/Prospectus.

Pursuant to the Class IB Distribution Plan, the New Index Fund may compensate the distributor for its expenditures in financing any activity primarily intended to result in the sale of Class IB shares. The expenses of the New Index Fund pursuant to the Class IB Distribution Plan are accrued on a fiscal year basis and may not exceed the annual rate of 0.25% of the New Index Fund’s average daily net assets attributable to Class IB shares. All or any portion of this fee may be remitted to dealers who provide distribution or shareholder account services.

Distribution fees paid to the distributor may be spent on any activities or expenses primarily intended to result in the sale of the New Index Fund’s shares including but not limited to (a) compensation to and expenses, including overhead and telephone expenses, of employees of the distributor engaged in the distribution of the applicable share class of the New Index Fund; (b) printing and mailing of prospectuses, statements of additional information, and reports for prospective purchasers of variable annuity contracts or variable life insurance contracts (“Variable Contracts”) investing indirectly in the applicable share class of the New Index Fund; (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts investing indirectly in the applicable share class of the New Index Fund; (d) expenses relating to the development, preparation, printing, and mailing of New Index Fund advertisements, sales literature, and other promotional materials describing and/or relating to the applicable share class of the New Index Fund; (e) expenses of holding seminars and sales meetings designed to promote the distribution of the applicable share class of the New Index Fund; (f) expenses of training sales personnel regarding the applicable share class of the New Index Fund; (g) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the applicable share class of the New

Index Fund; (h) financing any other activity that the distributor determines is primarily intended to result in the sale of the applicable share class; (i) expenses of obtaining information and providing explanations to Variable Contract owners regarding the New Index Fund’s investment objectives and policies and other information about the New Index Fund, including performance; and (j) expenses of personal services and/or maintenance of Variable Contract accounts with respect to the applicable share class of the New Index Fund attributable to such accounts.  The Class IB Distribution Plan is considered a compensation type plan, which means the distributor is paid the agreed upon fee regardless of the distributor’s expenditures.

In accordance with the terms of the Class IB Distribution Plan, the distributor provides to the New Index Fund, for review by the Board of Trustees of the Trust, a quarterly written report of the amounts expended under the Class IB Distribution Plan and the purpose for which such expenditures were made.  In the Board of Trustees’ quarterly review of the Class IB Distribution Plan, they review the level of compensation the Class IB Distribution Plan provides.

The Class IB Distribution Plan was adopted by a majority vote of the Board of Trustees of the Trust, including at least a majority of trustees who are not, and were not at the time they voted, interested persons of the New Index Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Class IB Distribution Plan, cast in person at a meeting called for the purpose of voting on the Class IB Distribution Plan.  Potential benefits which the Class IB Distribution Plan may provide to the New Index Fund include shareholder servicing, the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets and portfolio liquidations through redemption activity and the ability to sell shares of the New Index Fund through adviser and broker distribution channels.  The Board of Trustees of the Trust believes that there is a reasonable likelihood that the Class IB Distribution Plan will benefit the shareholders of each applicable share class of the New Index Fund.  Under its terms, the Class IB Distribution Plan remains in effect from year to year provided such continuance is approved annually by vote of the trustees of the Board in the manner described above.  The Class IB Distribution Plan may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the New Index Fund affected thereby, and material amendments to the Class IB Distribution Plan must also be approved by the Board of Trustees in the manner described above.  The Class IB Distribution Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the trustees of the Board who are not interested persons of the New Index Fund and have no direct or indirect financial interest in the operations of the Class IB Distribution Plan, or by a vote of a “majority of the outstanding voting securities” of the New Index Fund.  The Class IB Distribution Plan will automatically terminate in the event of its assignment.

For the fiscal year ended December 31, 2013, the Class IB shares of the Index Fund paid $915,987 in 12b-1 fees.  The entire amount of 12b-1 fees was paid as compensation to the distributor.  The distributor may remit all or a portion of the entire amount, either directly or indirectly through affiliated insurance companies, to dealers as compensation.

The distributor and its affiliates may pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the New Index Fund’s shares and/or for the servicing of those shares.

PURCHASE AND REDEMPTION OF SHARES

For information regarding the purchase or sale (redemption) of HVIT Fund shares, see “Purchase and Redemption of Fund Shares” in the Proxy Statement/Prospectus.

SUSPENSION OF REDEMPTIONS

The New Index Fund may not suspend a shareholder’s right of redemption, or postpone payment for a redemption for more than seven days, unless permitted by law, the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by the New Index Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for the New Index Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

ACCOUNT CLOSINGS

There may be instances in which it is appropriate for your account to be closed.  Your account could be closed if:  (i) your identity cannot be verified or you fail to provide a valid SSN or TIN; (ii) the registered address of your account is outside of the United States or in a U.S. jurisdiction in which the New Index Fund shares are not registered; (iii) transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; (iv) shares purchased are not paid for when due; (v) your account does not meet the qualifications for ownership for the particular class of shares held in your account; (vi) maintenance of your account jeopardizes the tax status or qualifications of the New Index Fund; (vii) your account balance falls to $1,000 or less and you fail to bring the account above $1,000 within thirty (30) days of notification; (viii) there is a change in your broker of record, for example your broker is no longer able to sell New Index Fund shares; or (ix) closing the account is determined to be in the best interests of the New Index Fund.  If you invest in the New Index Fund through a Variable Contract, the terms of the contract may specify additional circumstances under which your shares may be redeemed.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) is determined for each class of the New Index Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, the “Valuation Time”) on each day that the Exchange is open (the “Valuation Date”).  The New Index Fund is closed for business and does not price its shares on the following business holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the Exchange.  If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the New Index Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the New Index Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of the New Index Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the New Index Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the New Index Fund’s portfolio for which market prices are readily available are valued at market value.  If market prices are not readily available or are deemed unreliable, the New Index Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Trustees of the Trust.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the New Index Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Trustees in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the New Index Fund.  The value of the foreign securities or other instruments in which the New Index Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the New Index Fund.  Fair value pricing is subjective in nature and the use of fair value pricing by the New Index Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded but before the Valuation Time.  There can be no assurance that the New Index Fund could obtain the fair value assigned to an investment if the New Index Fund were to sell the investment at approximately the time at which the New Index Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the New Index Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Trust’s Board of Trustees.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions.  Generally, the New Index Fund may use fair valuation in regards to fixed income positions when the New Index Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending.  Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days.

Investments of the New Index Fund that mature in 60 days or less are generally valued at amortized cost, which approximates market value.  Under the amortized cost method of valuation, an instrument is valued at acquisition cost adjusted by the daily accretion of discount or amortization of premium.  The interest payable at maturity is accrued as income, on a daily basis, over the remaining life of the instrument.  Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the portfolio’s investments assuming the instrument’s obligation is paid in full at maturity.

Exchange-traded equity securities shall be valued at the last reported sale price on the exchange on which the security is primarily traded (the “Primary Market”) at the Valuation Time.  If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades at the Valuation Time.  The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. System (“Nasdaq”) or another OTC market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.  For securities traded on the Nasdaq, the New Index Fund utilizes the Nasdaq Official Closing Price, which compares the last trade to the bid/ask range of a security.  If the last trade falls within the bid/ask range, then that price will be the closing price.  If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price.  If the last price is below the bid, the bid will be the closing price.  If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the New Index Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the New Index Fund.

Exchange traded options contracts on securities, currencies, indices, commodities and other instruments shall be valued at their last reported sales price at the Valuation Time on the Primary Market on which the instrument is traded.  If the instrument did not trade on the Primary Market, it may be valued at the last reported sales price at the Valuation Time on another exchange or market where it did trade.  If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time or if the last trade price does not fall between the bid and ask prices, the value of the instrument shall be taken to be the mean between the most recent bid and asked prices on such exchange or market at the Valuation Time.  Absent both bid and asked prices on such exchange, the bid price may be used.  In the case of OTC options that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional and volatility or other special adjustments.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively.  If a settlement price is not available, the futures contracts will be valued at the most recent trade price as of the Valuation Time.  If there were no trades on the valuation day, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.  Absent both bid and asked prices on such exchange, the bid price may be used.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the foreign currency exchange rate and the forward currency rate.  Foreign currency exchange rates and forward currency rates are obtained from an independent pricing service on the valuation date.

Swaps shall be valued using a custom interface from an independent pricing service.  If a swap cannot be valued through an independent pricing service, Bloomberg will be used to calculate a value based upon inputs from the terms of the deal.  Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Board of Trustees of the Trust.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market.  If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument.  In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Board of Trustees of the Trust.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Financial instruments for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Board of Trustees of the Trust.

OWNERSHIP AND CAPITALIZATION OF THE NEW INDEX FUND

Capital Stock   The Board of Trustees is permitted to create additional HVIT Funds in the Trust and to create additional classes of the HVIT Funds (including the New Index Fund). The shares of each class represent an interest in the same portfolio of investments of the New Index Fund and have equal rights as to voting, redemption, and liquidation.  However, each class bears different expenses and therefore the net asset values of the classes and any dividends declared may differ between the classes.

The Board of Trustees have authorized the issuance of (2) two classes of shares for the New Index Fund designated as Class IA and IB.

Pursuant to state insurance law, Hartford Life, or its affiliates, is the owner of all Index Fund shares held in separate accounts of Hartford Life or its affiliates (such shares are held for the benefit of contract holders and policy owners).  As of June 24, 2014, Hartford Life (or its affiliates) owned 5% or more of the outstanding shares in the Index Fund, as indicated below:

Percentage of Ownership
Class IA	Class IB
[ ]	[ ]

Pursuant to state insurance law, Union Security Insurance Company (“Union Security”), or its affiliates, is the owner of all Index Fund shares held in separate accounts of Union Security or its affiliates (such shares are held for the benefit of contract holders and policy owners).  As of June 24, 2014, Union Security (or its affiliates) owned 5% or more of the outstanding shares in the Index Fund, as indicated below:

Percentage of Ownership
Class IA	Class IB
[ ]	[ ]

Share Classes  Under the New Index Fund multi-class plan, shares of each class of the New Index Fund represent an equal pro rata interest in the New Index Fund and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its “Class Expenses;” (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated.

Voting  Each shareholder is entitled to one vote for each share of the New Index Fund held upon all matters submitted to the shareholders generally.  Most of the shares of the New Index Fund are held of record by insurance companies.  The insurance companies will generally vote New Index Fund shares pro rata according to the written instructions of the owners of Variable Contracts indirectly invested in the

New Index Fund.  It is expected that such insurance companies will vote shares for which no instructions are received for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

Matters in which the interests of all the HVIT Funds in the Trust are substantially identical (such as the election of trustees or the ratification of the selection of the independent registered public accounting firm) are voted on by all shareholders of the Trust without regard to the separate HVIT Funds.  Matters that affect all or several HVIT Funds, but where the interests of the HVIT Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each HVIT Fund for their HVIT Fund.  Matters that affect only one HVIT Fund (such as a change in its fundamental policies) are voted on separately for the HVIT Fund by the shareholders of that HVIT Fund.  Likewise, matters that affect only one class of shares of an HVIT Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

Other Rights  Each share of New Index Fund stock, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Shares of New Index Fund stock have no pre-emptive, subscription or conversion rights.  Upon liquidation of the New Index Fund, the shareholders of the New Index Fund shall be entitled to share, pro rata, in any assets of the New Index Fund after discharge of all liabilities and payment of the expenses of liquidation.

TAXES

Federal Tax Status of the New Index Fund

The following discussion of the federal tax status of the New Index Fund is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI.  Tax law is subject to change by legislative, administrative or judicial action.

The New Index Fund is treated as a separate taxpayer for federal income tax purposes.  The Trust intends for the New Index Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), and to qualify as a regulated investment company each year.  If the New Index Fund:  (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders an amount at least equal to the sum of: (i) 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains); and (ii) 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Trust intends the New Index Fund to do, then under the provisions of Subchapter M, the New Index Fund would not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or is treated as having been distributed to shareholders).

The New Index Fund must meet several requirements to maintain its status as a regulated investment company.  These requirements include the following:  (1) at least 90% of the New Index Fund’s gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the New Index Fund’s taxable year, (a) at least 50% of the value of the New Index Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the New Index Fund’s assets nor more than 10% of the outstanding voting securities of such issuer, and (b) the New Index Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by the New Index Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

The New Index Fund generally will endeavor to distribute (or treat as deemed distributed) to its shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

Unless seed capital exceeds the amounts specified in the Internal Revenue Code, the New Index Fund should not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute substantially all their income and gains each calendar year, if the New Index Fund’s only shareholders are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, certain qualified retirement plans and certain tax-exempt entities. If the New Index Fund is subject to the 4% federal excise tax, the New Index Fund generally must distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the “excise tax avoidance requirements”).

The New Index Fund also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts that are used to support variable life insurance contracts and variable annuity contracts.  Such separate accounts may meet these requirements by investing solely in the shares of a mutual fund registered under the 1940 Act as an open-end management investment company such as the New Index Fund which meets certain additional requirements.  These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which the New Index Fund may invest.  In order to comply with future requirements of Section 817(h) (or related provisions of the Code), the New Index Fund may be required, for example, to alter its investment objectives.  In addition, certain New Index Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws.  If New Index Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the New Index Fund may fail the diversification requirements of Section 817(h) of the Code, which could have adverse tax consequences for contract owners with premiums allocated to the New Index Fund.

The 817(h) requirements place certain limitations on the percentage of assets of each separate account (or underlying mutual fund) that may be invested in securities of a single issuer.  These limitations apply to how much of the New Index Fund’s assets may be invested in securities of a single issuer.  Specifically, the regulations provide that, except as permitted by a “safe harbor” described below, as of the end of each calendar quarter, or within 30 days thereafter:

no more than 55% of the New Index Fund’s total assets may be represented by any one investment;
no more than 70% by any two investments;
no more than 80% by any three investments; and
no more than 90% by any four investments.

Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, government securities, and securities of other regulated investment companies.  For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment.  In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Investment income received from sources within foreign countries, or capital gains earned by the New Index Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source.  In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more.  The United States has entered into tax treaties with many foreign countries that may entitle the New Index Fund to a reduced rate of tax or exemption from tax on this related income and gains.  The effective rate of foreign tax cannot be determined at this time since the amount of the New Index Fund’s assets to be invested within various countries is not now known.  The Trust intends that the New Index Fund will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.  Owners of variable life insurance and variable annuity contracts investing in the New Index Fund bear the costs of any foreign tax, but are not able to claim a foreign tax credit or deduction for these foreign taxes.

Any gains derived from short sales will generally be taxed as short-term capital gains that would be taxed to shareholders on distributions as ordinary income.

The New Index Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the New Index Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the New Index Fund and defer losses of the New Index Fund.  These rules:  (1) could affect the character, amount and timing of distributions to shareholders of the New Index Fund, (2) could require the New Index Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out), and (3) may cause the New Index Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above.  The Trust seeks to monitor transactions of the New Index Fund, seeks to make the appropriate tax elections on behalf of the New Index Fund and seeks to make the appropriate entries in the New Index Fund’s books and records when the New Index Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules.

If for any taxable year the New Index Fund fails to qualify as a regulated investment company, all of its taxable income becomes subject to federal, and possibly state and local, income tax at the regular corporate rates (without any deduction for distributions to its shareholders).  In addition, if for any taxable year the New Index Fund fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the New Index Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.  Likewise, if the New Index Fund fails to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the New Index Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral.  Accordingly, compliance with the above rules is carefully monitored by the New Index Fund’s investment adviser and the New Index Fund intends to comply with these rules as they exist or as they may be modified from time to time.

Compliance with the tax requirements described above may result in lower total return for the New Index Fund than would otherwise be the case, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the New Index Fund’s investment sub-adviser might otherwise select.

If the New Index Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), the New Index Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the New Index Fund is timely distributed to its shareholders.  The New Index Fund would not be able to pass through to its shareholders any credit or deduction for such a tax.  As a result, owners of variable life insurance contracts and variable annuity contracts investing in the New Index Fund would bear the cost of these taxes and interest charges.  Certain elections may, if available, ameliorate these adverse tax consequences, but any such election may require the New Index Fund to recognize taxable income or gain without the concurrent receipt of cash.  The New Index Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by the New Index Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.  Any such transactions that are not directly related to the New Index Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the New Index Fund must derive at least 90% of its annual gross income.

Pay-in-kind instruments (“PIKs”) are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.

If the New Index Fund invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the New Index Fund elects to include market discount in current income), it must accrue income on such investments prior to the receipt of the corresponding cash.  However, because the New Index Fund must meet the 90% distribution requirement to qualify as a regulated investment company, it may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and the New Index Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Investor Taxation

Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who are indirectly invested in the New Index Fund generally are not subject to federal income tax on New Index Fund earnings or distributions or on gains realized upon the sale or redemption of New Index Fund shares until they are withdrawn from the contract or plan.  For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts.  For information concerning the federal income tax consequences to plan participants, see the summary plan description or contact your plan administrator.

CUSTODIAN

Portfolio securities of the New Index Fund are held pursuant to a Custodian Agreement between the Trust and State Street Bank and Trust Company, One Lincoln Street Boston, MA 02111.

TRANSFER AGENT

State Street Bank and Trust Company serves as Transfer and Dividend Disbursing Agent for the New Index Fund.  The transfer agent issues and redeems shares of the New Index Fund and disburses any dividends declared by the New Index Fund.  For its services, the transfer agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides to the New Index Fund, including costs invoiced by sub-contractors.  Hartford Investment Management and its affiliates may pay, out of their own assets, compensation to third-party administrators for recordkeeping and other administrative services.

DISTRIBUTOR

HIMCO Distribution Services Company, One Hartford Plaza, Hartford, CT 06155, an affiliate of Hartford Investment Management, acts as the New Index Fund’s distributor.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP (“Deloitte”) serves as the Trust’s Independent Registered Public Accounting Firm for the fiscal year ended December 31, 2014.  Deloitte is principally located at 185 Asylum Street, 32nd Floor, Hartford, CT 06103-3402.

OTHER INFORMATION

The New Index Fund uses the Standard & Poor’s 500 Index as its benchmark. “Standard & Poor’s”®, “S&P”®, “S&P 500”®, “Standard & Poor’s 500”, and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford Life Insurance Company. The New Index Fund is not sponsored, endorsed, sold or promoted by S&P.  S&P makes no representation or warranty, express or implied, to the shareholders of the New Index Fund regarding the advisability of investing in securities generally or in the New Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to Hartford Life Insurance Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the New Index Fund or Hartford Life Insurance Company.  S&P has no obligation to take the needs of the New Index Fund or its shareholders, or Hartford Life Insurance Company, into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the net asset value of the New Index Fund or the timing of the issuance or sale of shares in the New Index Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the New Index Fund.

In addition, S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the New Index Fund, its shareholders or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

CODE OF ETHICS

The New Index Fund, Hartford Investment Management, and HIMCO Distribution Services Company have each adopted a code of ethics designed to protect the interests of the New Index Fund’s shareholders. Under each code of ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by the New Index Fund, subject to certain restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.

FINANCIAL STATEMENTS

The audited financial statements for the New Index Fund and related report of the Trust’s independent registered public accounting firm will be available in the Trust’s annual report once the New Index Fund has completed its first annual fiscal period.  Upon completion of the Reorganization, the New Index Fund will assume the performance and accounting history of the Index Fund.

The Index Fund’s audited financial statements for the fiscal year ended December 31, 2013, together with the notes thereto, and the report of Ernst & Young LLP, the Index Fund’s Independent Registered Public Accounting Firm, are incorporated by reference from the Index Fund’s Annual Report for the fiscal year ended December 31, 2013 into this SAI (meaning such documents are legally a part of this SAI) and are on file with the SEC.  The Index Fund’s Annual Reports are available without charge by calling the Index Fund at 1-800-862-6668 or by visiting the Index Fund’s website at www.hartfordfunds.com/hlsprospectus or on the SEC’s website at www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees believes that the voting of proxies with respect to securities held by the New Index Fund is an important element of the overall investment process. Pursuant to the New Index Fund’s Policy Related to Proxy Voting, as approved by the Board of Trustees of the Trust, Hartford Investment Management has the authority to vote all proxies relating to the New Index Fund’s portfolio securities.

Hartford Investment Management has a duty to vote or not vote such proxies in the best interests of the New Index Fund and its shareholders, and to avoid the influence of conflicts of interest.

The policies and procedures used by Hartford Investment Management to determine how to vote certain proxies relating to portfolio securities are described below.  In addition to a summary description of such policies and procedures, included below are descriptions of how such policies and procedures apply to various topics.  However, the following are descriptions only and more complete information should be obtained by reviewing Hartford Investment Management’s policies and procedures as well as the New Index Fund’s voting records.  For a complete copy of Hartford Investment Management’s proxy voting policies and procedures, as well as any separate guidelines it utilizes, please refer to www.[          ].com. Information on how the New Index Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is not available, but once available can be obtained (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC’s website at www.sec.gov.

If a security has not been restricted from securities lending and the security is on loan over a record date, Hartford Investment Management may not be able to vote any proxies for that security.  For more information about the impact of lending securities on proxy voting, see “Lending Portfolio Securities.”

Hartford Investment Management Company

The HVIT Funds for which Hartford Investment Management Company (“Hartford Investment Management”) serves as investment manager have granted to Hartford Investment Management the authority to vote proxies on their behalf with respect to the assets it manages. The goal of Hartford Investment Management is to vote proxies in what it believes are the best economic interests of its clients, free from conflicts of interest. The Proxy Voting Committee of Hartford Investment Management has determined that this goal is best achieved by retaining the services of Glass Lewis & Co., LLC, an independent research firm that provides proxy voting services to more than 100 institutional clients and has developed best practices in corporate governance consistent with the best interest of investors (“Glass Lewis”).

In general, all proxies received from issuers of securities held in client accounts are referred to Glass Lewis for its analysis and recommendation as to each matter being submitted for a vote. Glass Lewis reviews such proxy proposals and makes voting recommendations in accordance with its proxy voting guidelines. These guidelines address a wide variety of topics, including among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals.  Hartford Investment Management has concluded that the Glass Lewis guidelines are substantially in accord with Hartford Investment Management’s own philosophy regarding appropriate corporate governance and conduct. In most cases, securities will be voted in accordance with Glass Lewis’ voting recommendations, but Hartford Investment Management may deviate from Glass Lewis’s recommendations on specific proxy proposals. To ensure that no voting decision is influenced by a conflict of interest, a portfolio manager who intends to vote contrary to a Glass Lewis recommendation must notify Hartford Investment Management’s Proxy Committee of such intent, and obtain its approval before voting.

The Proxy Voting Committee evaluates the performance of Glass Lewis at least annually.

Material Conflict of Interest Identification and Resolution Processes

While it is HIMCO’s general policy to follow the Proxy Voting Guidelines and recommendations of Glass Lewis, HIMCO retains the authority on any particular proxy to vote differently from the Proxy Voting Guidelines or a related Glass Lewis recommendation. However, such decisions are subject to review and approval to ensure that the decision is not influenced by any conflict of interest.

In certain circumstances, one or more HIMCO portfolio managers may disagree with and elect to diverge from Glass Lewis’ recommendation. It is also possible, that with respect to a particular vote, a HIMCO portfolio manager may wish to vote proxies in accordance with Glass Lewis’ recommendation for certain of its clients and differently for other clients with different investment objectives, risk profiles, or time horizons. In each such case, the portfolio manager in question must notify HIMCO’s Proxy Voting Committee of such an election and obtain approval before voting or instructing Glass Lewis to vote any proxies.

Where Glass Lewis does not cover a company or otherwise cannot recommend a vote, or the Portfolio Manager does not want to vote with the Glass Lewis recommendation, the Portfolio Manager will inform HIMCO’s Chief Compliance Officer (or his/her designee) of such fact and give his/her recommendation as to how the proxy should be voted.  The Chief Compliance Officer will then conduct a conflicts investigation on behalf of the Proxy Voting Committee and report the findings to the members.  If the Proxy Voting Committee determines that no conflict exists (or that any conflict is immaterial) the portfolio manager may vote the proxy.  If the Proxy Voting Committee determines that a conflict of interest exists, the portfolio manager will not be permitted to vote the proxy and will either refer the matter to his or her client and recommend that they vote the proxy themselves or vote the proxy in accordance with Glass Lewis’ recommendation.

Compliance will record and maintain minutes for the Proxy Committee meetings to document the factors that were considered to evidence that there was a reasonable basis for the Proxy Committee’s decision. Potential conflicts of interest may include:

•        The portfolio manager responsible for voting a proxy has identified a personal or business interest either in a company soliciting proxies or in the outcome of a shareholder vote; or

•        The responsible portfolio manager has identified that he or she is related to an incumbent director or a candidate seeking a seat on the board; or

•        A current HIMCO client is affiliated with the company soliciting the proxy or has communicated its view to HIMCO on an impending proxy vote; or

•        The proxy relates to The Hartford Financial Services Group, Inc.; or

•        A third party (including an affiliate or parent company) with an interest in the outcome of a shareholder vote has attempted to influence either HIMCO or the portfolio manager responsible for voting the proxy; or

•        A company with respect to which the proxy is being solicited is on HIMCO’s Restricted List.

In addition, Glass Lewis has adopted “Conflicts Avoidance Procedures” which are intended to ensure that, when preparing its proxy voting recommendations, conflicts of interest do not arise regarding Glass Lewis. These “Conflicts Avoidance Procedures” include procedures such as: (i) having the Glass-Lewis personnel who are responsible for making proxy recommendations be “walled off” from Glass Lewis’ parent organizations, Ontario Teachers’ Pension Plan (OTPP) and Alberta Investment Management Corp (AIMCO); (ii) prohibiting Glass-Lewis employees who have a personal conflict regarding a given company (e.g., if they have a relative who serves as an executive or director of a public company) from being involved in the research, analysis or making of any vote recommendations regarding that company; (iii) prominently disclosing in the relevant research report if: (a) an employee of Glass Lewis or any of its subsidiaries, a member of its research Advisory Council, or a member of Glass Lewis’ Strategic Committee serves as an executive or director of a public company; (b) a Glass Lewis institutional investor customer is an issuer, or a division, branch or entity that either directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, an issuer; (c) a Glass Lewis customer submits a shareholder proposal at a company, is a dissident shareholder in a proxy contest, or is otherwise publicly soliciting shareholder support for or against a director or proposal; or (d) Glass Lewis has a material business relationship with a vendor or service provider; and (iv) Glass Lewis covenanting that it will not provide consulting services to public companies or shareholder proponents.  In addition, in instances where Glass Lewis provides proxy recommendations on a company in which OTPP or AIMCO holds a stake significant enough to have publicly announced its ownership in accordance with the local market’s regulatory requirements or Glass Lewis becomes aware through prominent public reference of OTPP’s or AIMCO’s ownership stake or intended vote in such company, through OTPP’s or AIMCO’s published annual report or any other publicly available information disclosed by OTPP or AIMCO, then Glass Lewis will include a “precautionary” disclosure on the relevant proxy recommendation.  In addition, Glass Lewis also has an independent Research Advisory Council, which is designed to ensure that Glass Lewis’ research consistently meets the quality standards, objectivity and independence criteria set by Glass Lewis’ research team leaders.  The Research Advisory Council is comprised of a number of experts in the fields of corporate governance, finance, law, management and accounting.

Situations in which Hartford Investment Management might not vote a proxy

It may not be possible to cast an informed vote in certain circumstances due to lack of information in the proxy statement. Hartford Investment Management and/or Glass Lewis may abstain from voting in those instances.  Proxy materials not being delivered in a timely fashion also may prevent analysis or entry of a vote by voting deadlines.  In some cases Hartford Investment Management may determine that it is in the best economic interests of its clients not to vote certain proxies.  For example, Hartford Investment

Management generally does not vote proxies of issuers subject to shareblocking provisions or in jurisdictions that impose restrictions upon selling shares after proxies are voted.  Similarly, votes are generally not cast in those foreign jurisdictions which require that a power of attorney be filed. Mutual fund and third party client accounts may have a securities lending program.  In such a case, Hartford Investment Management may be unable to vote proxies when the underlying securities have been loaned (loan termination is often the only way to vote proxies on the loaned securities).  In general, Hartford Investment Management does not know when securities have been loaned.

Glass Lewis Proxy Voting Guidelines Summary

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans).  Typically Glass Lewis recommends that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.  In certain limited circumstances, Glass Lewis will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what Glass Lewis believes to be a reasonable ‘qualifying offer’ clause.

Advance Notice Requirements for Shareholder Ballot Proposals.  Glass Lewis typically recommends that shareholders vote against these proposals.

Cumulative Voting. Glass Lewis reviews these proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. However, Glass Lewis typically finds that these proposals are on ballots at companies where independence is lacking and where the appropriate checks and balances that favor shareholders are not in place. In those instances Glass Lewis typically recommends in favor of cumulative voting.

Supermajority Vote Requirements. Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests.

Election of Directors

Voting Recommendation on the Basis of Independence:  Glass Lewis looks at each director nominee and examines the director’s relationships with the company, the company’s executives and other directors. Glass Lewis does this to find personal, familial, or financial relationships (not including director compensation) that may impact the director’s decisions. Glass Lewis believes that such relationships makes it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. Glass Lewis also believes that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

In general, Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds’ independent. In the event that more than one third of the members are affiliated or inside directors, Glass Lewis typically(1) recommends withholding votes from some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

Glass Lewis believes that only independent directors should serve on a company’s audit, compensation, nominating and governance committees.(2) Glass Lewis typically recommends that shareholders withhold

(1)  In the case of a staggered board, if the affiliates or insiders that we believe should not be on the board are not standing for election, Glass Lewis will express its concern regarding those directors, but Glass Lewis will not recommend withholding from the affiliates or insiders who are up for election just to achieve two-thirds independence.

(2)  Glass Lewis will recommend withholding votes from any member of the audit committee who owns 20% or more of the company’s stock, and Glass Lewis believes that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating and governance committees.

their votes for any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee, or who has served in that capacity in the past year.

Voting Recommendation on the Basis of Performance: Glass Lewis disfavors directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position.  See full guidelines for criteria.

Voting Recommendation on the Basis of Experience: Glass Lewis typically recommends that shareholders withhold votes from directors who have served on boards or as executives of companies with records of poor performance, overcompensation, audit- or accounting-related issues and/or other indicators of mismanagement or actions against the interests of shareholders.

Voting Recommendation on the Basis of Other Considerations:  Glass Lewis recommends shareholders withhold votes from certain types of affiliated or inside directors under nearly all circumstances.

Appointment of Auditors

Glass Lewis generally supports management’s choice of auditor except when Glass Lewis believes the auditor’s independent or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, Glass Lewis typically recommends withholding votes from the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, Glass Lewis usually recommends withholding votes from the entire committee.

Glass Lewis typically supports audit-related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

Changes to Capital Structure

When analyzing a request for additional shares, Glass Lewis typically reviews four common reasons why a company might need additional capital stock beyond what is currently available:

•                  Stock Split — Glass Lewis typically considers three metrics when evaluating whether Glass Lewis thinks a stock split is likely or necessary: the historical stock pre-split price, if any; the current price relative to the Company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that in Glass Lewis’ view either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

•                  Shareholder Defenses — Additional authorized shares could be used to bolster takeover defenses such as a “poison pill.” Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

•                  Financing for Acquisitions — Glass Lewis looks at whether the company has a history of using stock for acquisitions and attempts to determine what levels of stock have typically been required to accomplish such transactions. Likewise, Glass Lewis looks to see whether this is discussed as a reason for additional shares in the proxy.

•                  Financing for Operations — Glass Lewis reviews the company’s cash position and its ability to secure financing through borrowing or other means. Glass Lewis looks at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where Glass Lewis finds that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, Glass Lewis typically recommends against the authorization of additional shares. While Glass Lewis thinks that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, Glass Lewis prefers that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

Equity Based Compensation Plans

Glass Lewis evaluates option- and other equity-based compensation plans using a detailed model and analyst review. Glass Lewis believes that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance.

Glass Lewis’ analysis is quantitative and focused on the plan’s cost as compared with the business’s operating metrics. Glass Lewis runs twenty different analyses, comparing the program with absolute limits Glass Lewis believes are key to equity value creation and with a carefully chosen peer group. In general, Glass Lewis’ model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

Option Exchanges. Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and, as a general matter, Glass Lewis believes that the employees, officers and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

Pay for Performance.  Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Glass Lewis’ proprietary pay-for-performance model was developed to better evaluate the link between pay and performance of the top five executives at US companies. Glass Lewis’ model benchmarks these executives’ pay and company performance against peers selected by Equilar’s market-based peer groups and across five performance metrics. By measuring the magnitude of the gap between two weighted-average percentile rankings (executive compensation and performance), Glass Lewis grades companies from a school letter system: “A”, “B”, “F”, etc. The grades guide Glass Lewis’ evaluation of compensation committee effectiveness and Glass Lewis generally recommends voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

Glass Lewis also uses this analysis to inform their voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from Glass Lewis’ proprietary model, they are likely to recommend that shareholders vote against the say-on-pay proposal. However, there may be exceptions to this rule such as when a company makes significant enhancements to its compensation programs that may not be reflected yet in a quantitative assessment.

162(m) Plans. Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, if the compensation is performance-based and is paid upon shareholder-approved plans. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans. Glass Lewis believes the best practice for companies is to provide robust disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed compensation plan.  To allow for meaningful shareholder review, Glass Lewis prefers that these proposals include: specific performance goals, a maximum award pool and a maximum award amount per employee.

Glass Lewis also believes it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.  Glass Lewis typically recommends against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.  However, where a company has a record of reasonable pay relative to business performance, Glass Lewis is not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because they recognize the value in special pay arrangements for continued exceptional performance.

Director Compensation Plans. Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, Glass Lewis supports compensation plans that include option grants or other equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Company Responsiveness. At companies that received a significant level of shareholder disapproval (25% or greater) to their say-on-pay proposal at the previous annual meeting, Glass Lewis believes the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent. While Glass Lewis recognizes that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, they will look for disclosure in the proxy statement and other publicly-disclosed filings that indicates the compensation committee is responding to the prior year’s vote results including engaging with large shareholders to identify the concerns causing the substantial vote against. In the absence of any evidence that the board is actively engaging shareholders on these issues and responding accordingly, Glass Lewis may recommend holding compensation committee members accountable for failing to adequately respond to shareholder opposition, giving careful consideration to the level of shareholder protest and the severity and history of compensation problems.

Where Glass Lewis identifies egregious compensation practices, they may also recommend voting against the compensation committee based on the practices or actions of its members during the year, such as approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

Full Disclosure of Executive Compensation. Glass Lewis believes that complete, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. However, Glass Lewis is concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. While Glass Lewis is in favor of full disclosure for senior executives and Glass Lewis views pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially very useful, Glass Lewis does not believe that shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

Social and Corporate Responsibility

Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation. Glass Lewis feels strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process. Rather, Glass Lewis believes shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections. However, Glass Lewis recognizes that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. Glass Lewis generally recommends supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. Glass Lewis generally recommends supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, Glass Lewis also generally recommends supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.

PART C

OTHER INFORMATION

Item 15.                                                  Indemnification

Article IX (and Sections 9.5 and 9.6 thereof) of HIMCO Variable Insurance Trust’s Agreement and Declaration of Trust state as follows:

Section 9.5.           Indemnification and Advancement of Expenses.  Subject to the exceptions and limitations contained in this Section 9.5., every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust or the applicable Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5. shall be advanced by the Trust or the applicable Series prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5., the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Section 9.6.           Further Indemnification.  Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person.  Without limiting the foregoing, the Trust may, in connection with the acquisition of assets subject to liabilities pursuant to Section 4.2. hereof or a merger or consolidation pursuant to Section 10.2. hereof, assume the obligation to indemnify any Person including a Covered person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX.

The full Agreement and Declaration of Trust is incorporated by reference to Exhibit 1.

Item 16.                                                  Exhibits

1.                                              Amended and Restated Agreement and Declaration of Trust (filed herewith)

2.                                              Amended and Restated By-Laws (filed herewith)

3.                                              Not applicable

4.                                              Form of Agreement and Plan of Reorganization (filed herewith)

5.                                              Not applicable

6.                                              Form of Investment Management Agreement with Hartford Investment Management Company (filed herewith)

7.                                              Form of Underwriting Agreement (filed herewith)

8.                                              Not applicable

9.                                              Custodial Agreement (to be filed by amendment)

10.(i)                                    Form of Rule 12b-1 Distribution Plan (filed herewith)

10.(ii)                                 Form of Multiple Class Plan Pursuant to Rule 18f-3 (filed herewith)

11.                                               Opinion and Consent of Counsel as to legality of the securities being registered (filed herewith)

12.                                               Form of Opinion and Consent of Dechert LLP as to tax matters (to be filed by amendment)

13.(i)                                    Transfer Agency and Service Agreement (to be filed by amendment)

13.(ii)                                 Fund Accounting Agreement (to be filed by amendment)

13.(iii)                              Form of Expense Limitation Agreement (filed herewith)

14.                                               Consent of Independent Registered Public Accounting Firm (filed herewith)

15.                                               Not Applicable

16.                                               Power of Attorney dated April 30, 2014 (filed herewith)

17.(i)                                    Form of Proxy Card (filed herewith)

17.(ii)                                 Form of Voting Instruction Card (filed herewith)

Item 17.                                                  Undertakings

1.                                      The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.                                      The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.                                      The undersigned registrant hereby undertakes to file, by post-effective amendment, the final opinion of Dechert LLP supporting the tax consequences of the proposed reorganization as soon as practicable after the closing of the reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 23rd day of May 2014.

HIMCO VARIABLE INSURANCE TRUST

By:	/s/ Matthew Poznar
Matthew Poznar
Its: President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Matthew Poznar	President (Chief Executive Officer)	May 23, 2014
Matthew Poznar

/s/ Michael Bell	Treasurer (Chief Financial Officer)	May 23, 2014
Michael Bell

*	Trustee	May 23, 2014
Paul Braverman

*	Trustee	May 23, 2014
Brion Johnson

*	Trustee	May 23, 2014
Mark Osterheld

*	Trustee	May 23, 2014
Hugh Whelan

*	Trustee	May 23, 2014
Vanessa Wilson

/s/ Brenda J. Page		May 23, 2014
* By Brenda J. Page
Attorney-in-fact

* Pursuant to Power of Attorney dated April 30, 2014

EXHIBIT INDEX

Exhibit No.

1.                                              Amended and Restated Agreement and Declaration of Trust (filed herewith)

2.                                              Amended and Restated By-Laws (filed herewith)

3.                                              Not applicable

4.                                              Form of Agreement and Plan of Reorganization (filed herewith)

5.                                              Not applicable

6.                                              Form of Investment Management Agreement with Hartford Investment Management Company (filed herewith)

7.                                              Form of Underwriting Agreement (filed herewith)

8.                                              Not applicable

9.                                              Custodial Agreement (to be filed by amendment)

10.(i)                                    Form of Rule 12b-1 Distribution Plan (filed herewith)

10.(ii)                                 Form of Multiple Class Plan Pursuant to Rule 18f-3 (filed herewith)

11.                                               Opinion and Consent of Counsel as to legality of the securities being registered (filed herewith)

12.                                               Form of Opinion and Consent of Dechert LLP as to tax matters (to be filed by amendment)

13.(i)                                    Transfer Agency and Service Agreement (to be filed by amendment)

13.(ii)                                 Fund Accounting Agreement (to be filed by amendment)

13.(iii)                              Form of Expense Limitation Agreement (filed herewith)

14.                                               Consent of Independent Registered Public Accounting Firm (filed herewith)

15.                                               Not Applicable

16.                                               Power of Attorney dated April 30, 2014 (filed herewith)

17.(i)                                    Form of Proxy Card (filed herewith)

17.(ii)                                 Form of Voting Instruction Card (filed herewith)